EXECUTION COPY

CREDIT AGREEMENT between IDENTIVE GROUP, INC., as the Borrower and OPUS BANK, as the Lender

$20,000,000 Senior Secured Credit Facilities

Dated as of March 31, 2014

-iv-

EXHIBITS Forms of:

A	Form of Notice of Borrowing

B	Form of Compliance Certificate

C-1	Form of Note (Term Loan)
C-2	Form of Note (Revolving Loans)

D	Form of Warrant

E	Judicial Reference Waiver of Jury Trial

F	Form of General Security Agreement

G	Form of Guaranty

H	Form of Stock Pledge Agreement

I	Form of Intellectual Property Security Agreement

SCHEDULES

1.01	Debt to be Repaid

5.01	Subsidiaries

5.05	Litigation

7.01	Existing Indebtedness and Liens

7.05	Existing Investments

9.02	Lending Offices, Addresses for Notices

CREDIT AGREEMENT

     This CREDIT AGREEMENT is entered into as of March 31, 2014 (this “Agreement”), by and between IDENTIVE GROUP, INC. a Delaware corporation (“Borrower”), and OPUS BANK, a California commercial bank, as Lender (“Lender”).

RECITALS

     Borrower has requested that Lender provide various credit facilities and Lender is willing to do so on the terms and conditions set forth herein.

     In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

SECTION 1

DEFINITIONS AND ACCOUNTING TERMS

     1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

     “Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the equity interests of a Person.

     “Adjusted Consolidated EBITDA” means, for any period, Consolidated EBITDA for such period plus, the change to deferred revenue from the beginning of such period to the end of such period.

     “Affiliate” means any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     “Agreement” means this Agreement, as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

     “Anti-Corruption Laws” mean the United States Foreign Corrupt Practices Act of 1977and the U.K. Bribery Act 2010.

     “Anti-Money Laundering Laws” mean the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act, the U.S.

WEST\247698533.2

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Money Laundering Control Act of 1986 and any other United States law or regulation governing such activities.

     “Anti-Terrorism Order” means Executive Order No. 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49,079 (2001), as amended.

     “Asset Coverage Ratio” means, for any date of determination, for Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) the sum of (i) Cash held in (A) the Designated Deposit Account and (B) any Cash held in any account at Union Bank (so long as such account(s) and Cash are subject to a Deposit Account Control Agreement) and (ii) Eligible Receivables, as of such date to (b) Indebtedness outstanding under this Agreement as of such date.

     “Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than Borrower or any Subsidiary), in one transaction or a series of transactions, of all or any part of Borrower or any of its Domestic Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Equity Securities of any Subsidiaries, other than (i) inventory or other assets (including Cash or Cash Equivalents) sold, transferred or otherwise disposed of in the ordinary course of business consistent with past practice, (ii) sales of other assets for aggregate consideration of less than $500,000 with respect to any transaction or series of related transactions and less than $1,000,000 in the aggregate during any fiscal year, (iii) leases, subleases, licenses and sublicenses, each to the extent entered into in the ordinary course of business and (iv) transactions permitted by Section 7.04(a) and Section 7.04(b).

     “Attorney Costs” means and includes all reasonable attorneys’ and other fees and disbursements of any law firm or other external counsel.

     “Blocked Person” means any (i) OFAC Listed Person, (ii) agent, department, or instrumentality of, or any Person otherwise beneficially owned by, controlled by or acted on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) Person otherwise blocked, subject to sanctions under or engaged in any activity in violation of any U.S. Economic Sanctions.

“Borrower” has the meaning set forth in the introductory paragraph hereto.

“Borrowing” and “Borrow” each mean a borrowing of Loans hereunder.

     “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banks in New York, New York, San Francisco, California or Irvine, California are generally authorized or obligated, by law or executive order, to close.

     “Capital Leases” means any and all leases under which certain obligations are required to be capitalized on the books of a lessee in accordance with GAAP.

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“Cash” or “Cash Equivalents” means assets properly classified as “marketable securities”, “cash”, “cash equivalents” or “short term investments” under GAAP.

     “Change of Control” means the direct or indirect acquisition by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act, but excluding any employee benefit plan of Borrower or its Subsidiaries, or any person or entity acting it its capacity as trustee, agent or other fiduciary or administrator of any such plan) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of (a) beneficial ownership of the issued and outstanding shares of voting stock or similar equity interest of Borrower, the result of which acquisition is that such person or group possesses in excess of 50% of the combined voting power of all then-issued and outstanding voting stock of Borrower, or (b) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the board of directors of Borrower.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment

Act.

     “Closing Date” means the date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 4.01.

     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

     “Collateral” means all assets of the Borrower and the Guarantors in which a Lien has been granted to the Lender pursuant to the Collateral Documents to secure the payment and performance of the Obligations.

“Collateral Documents” has the meaning set forth in Section 2.09.

     “Commitment” means the Revolving Loan Commitment or the Term Loan Commitment, as the context requires.

     “Compliance Certificate” means a certificate substantially in the form of Exhibit B, properly completed and signed by a Senior Officer of Borrower.

     “Consolidated EBITDA” means the sum of the following, provided that the items contained in (b) through (j) below shall be added to (a) only to the extent they have been deducted in calculating, and therefore form no portion of, Consolidated Net Income:

     (a) Consolidated Net Income, provided that there shall be excluded from such Consolidated Net Income the following: (i) all gains and all losses realized by Borrower and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock held by Borrower or any Subsidiary; (ii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring and (iii) all expenses and losses that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring; and

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(b)	Consolidated Interest Charges; and

(c)	The amount of Taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income; and

     (d) The amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, including any impairment of intangible/goodwill as defined under Financial Accounting Standards Board Accounting Standards Codification 350, 360-10 or 360-20; and

     (e) All non-cash charges and expenses, including expenses related to the impairment of goodwill, exercise of employee stock option plans and any incremental non-cash charges or reduction in revenue as a result of any purchase accounting adjustments recorded as a result of acquisitions; and

     (f) to the extent actually reimbursed, expenses during such period that are covered by indemnification provisions in any agreement entered into by Borrower or a Subsidiary in connection with a Permitted Acquisition, provided, that such expenses shall not exceed $1,000,000 in the aggregate during the term of this Agreement; and

     (g) costs, fees, expenses and charges made related to any Permitted Acquisition (whether or not consummated), any equity or Subordinated Debt issuance made to unrelated third parties through the capital markets, and any Permitted Disposition to an unrelated third party (in each case, if permitted by this Agreement and whether or not such transaction is consummated); and

     (h) all losses during such period resulting from the Disposition of any asset of Borrower or any Subsidiary outside the ordinary course of business, to the extent permitted by this Agreement; and

     (i) to the extent not capitalized, the documented fees and expenses incurred during such period in connection with corporate or tax restructuring or reorganization activities; and

     (j) to the extent not capitalized, all documented fees and expenses incurred in connection with the Loan Documents.

     “Consolidated Interest Charges” means, for any period, for Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses payable by Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent payable by Borrower and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP.

     “Consolidated Net Income” means, for any period, for Borrower and its Subsidiaries on a consolidated basis, the net income of Borrower and its Subsidiaries determined in accordance with GAAP.

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     “Consolidated Tangible Net Worth” means, as of any date of determination, for Borrower and its Subsidiaries on a consolidated basis, Shareholders’ Equity of Borrower and its Subsidiaries on that date minus the Intangible Assets of Borrower and its Subsidiaries on that date.

     “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

“Debt to be Repaid” means the Indebtedness listed on Schedule 1.01.

     “Default” means any event that has occurred and is in a cure period and which if not cured or waived on or before the end of such cure period will be an Event of Default.

     “Default Rate” means, with respect to any Loan, the Interest Rate, plus 5.0% per annum, in each case to the fullest extent permitted by applicable Laws.

     “Deposit Account Control Agreements” means, if any, the respective Deposit Account Control Agreements (satisfactory to Lender) entered into among Borrower or a Subsidiary, as customer, and Lender, as secured party, and any depository institutions at which Borrower or such Subsidiary maintains deposit accounts from time to time (other than Lender).

     “Designated Deposit Account” means a deposit account maintained by Borrower with the Lender, as from time to time designated by Borrower to Lender by Requisite Notice. As of the Closing Date the Designated Deposit Account is Opus Bank account number [***].

     “Disposition” or “Dispose” means the sale, transfer or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal with or without recourse of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” means lawful money of the United States of America.

     “Domestic Subsidiary” means any Subsidiary of the Borrower or any other Loan Party that is organized under the laws of the United States of America, any state or territory thereof, or the District of Columbia.

     “Eligible Receivables” means with respect to the Borrower (and Identive GmbH and Identive Smartag Pte. Ltd.), as of any date of determination, subject to modification by the Lender in its reasonable discretion based upon the results of a field audit, the face value of each account (as used in this definition, each such account, an “Account”) arising out of any contract or agreement which is a bona fide, non-contingent, existing obligation of the named account debtor

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thereunder (as used in this definition, and with respect to each individual contract or agreement, an “Account Debtor”, and includes, without limitation, to the extent the same constitute an asset under GAAP, amounts due from credit card processors, regardless of whether the same are otherwise not broken out by Account Debtor) actually and absolutely owing to the Borrower (and Identive GmbH and Identive Smartag Pte. Ltd.) and arising from the sale and delivery of merchandise or the rendering of services to such Account Debtor in the ordinary course of the Borrower’s (and Identive Group GmbH’s and Identive Smartag Pte. Ltd.’s) business as presently conducted for which the Account Debtor has been billed and such Account satisfies and continues to satisfy the following requirements:

     (i) the Account is evidenced by an invoice that has not remained unpaid for a period exceeding ninety (90) days or more beyond the invoice date of the invoice;

     (ii) the Account is not due from an Account Debtor whose debt on Accounts that are unpaid for a period exceeding ninety (90) days or more after the invoice date of the respective invoices exceeds twenty-five percent (25%) of such Account Debtor’s total debt to the Borrower (and Identive GmbH and Identive Smartag Pte. Ltd.);

     (iii) the Account is a valid, legally enforceable obligation of the Account Debtor and no offset (including, without limitation, discounts, advertising allowances, counterclaims or contra accounts) or other defense on the part of such Account Debtor or any claim on the part of such Account Debtor denying liability thereunder has been asserted; provided, however, that if the Account is subject to any such offset, defense or claim, or any inventory related thereto has been returned, such account shall not be an Eligible Receivable only to the extent of the maximum amount of such offset, defense, claim or return and the balance of such Account, if it otherwise represents a valid, uncontested and legally enforceable obligation of the Account Debtor and meets all of the other criteria for eligibility set forth herein, shall be considered an Eligible Receivable;

     (iv) the services have been performed or the subject merchandise has been shipped or delivered on open Account to the named Account Debtor on an absolute sale basis and not on a bill-and-hold, consignment, on approval or subject to any other repurchase or return agreement and no material part of the subject goods has been returned;

     (v) the Account does not represent a pre-billing, prepaid deposit, retention billing or progress billing;

     (vi) other than pursuant to the Security Documents, the Account is not subject to any Lien or security interest whatsoever;

	(vii)	the Account is not evidenced by chattel paper or an instrument of any kind;
	(viii)	the Account has not been turned over to any Person for collection;
	(ix)	the Account is not owing by an Account Debtor that shall have failed to pay twenty-five percent (25%) or more of all Accounts owed by such Account Debtor to

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the Borrower (and Identive GmbH and Identive Smartag Pte. Ltd.) within the period set forth in (ii) above or who has become insolvent or is the subject of any bankruptcy, arrangement, reorganization proceedings or other proceedings for relief of debtors;

     (x) the Account is not owing by an Account Debtor that (A) is an Affiliate of the Borrower (or Identive GmbH or Identive Smartag Pte. Ltd.), (B) is a Governmental Authority (except to the extent that Borrower has complied with the Federal Assignment of Claims Act of 1940, as amended, or analogous state statutes, in a manner reasonably satisfactory to Lender) or (C) except to the extent approved by Lender in its sole discretion, is organized under the laws of, or has its principal place of business outside, the United States of America or Canada or any state or any province thereof; and

     (xi) unless previously agreed to by the Lender in writing, the aggregate amount of Accounts payable by the Account Debtor of the Account does not constitute more than 30% of all Accounts of Borrower (and Identive GmbH and Identive Smartag Pte. Ltd.).

     “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     “Environmental Laws” mean all Laws relating to environmental, health, safety and land use matters applicable to any property of Borrower or any Subsidiary.

     “Equity Securities” or “Equity Security” of any Person means (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor Federal statute.

     “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

     “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the

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termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

“Event of Default” means any of the events specified in Section 8.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal statute.

     “First Tier Foreign Subsidiary” means, at any date of determination, each foreign Material Subsidiary in which Borrower or any of its Domestic Subsidiaries owns directly more than 50%, in the aggregate, of the capital stock of such Subsidiary. For the avoidance of doubt, as of the date hereof, Identive GmbH, shall be a First Tier Foreign Subsidiary.

     “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Borrower or Lender shall so request, Lender and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP, provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrower shall provide to Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     “General Security Agreement” means that certain Security Agreement (Personal Property), substantially in the form of Exhibit F, dated as of the date hereof, between Borrower (and, as the case may be, each Guarantor), as Debtor(s), and Lender, as Secured Party, securing the Obligations of Borrower (and, as the case may be, the obligations of each Guarantor), as the same may from time to time be amended, modified or supplemented.

     “Governmental Authority” means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, or (c) any court, administrative tribunal or public utility.

     “Guarantor” means each domestic Material Subsidiary in existence on the date hereof (as set forth on Schedule 5.01 hereof), including, without limitation, Hirsch Electronics LLC and idOnDemand, Inc., and thereafter any Person that may from time to time deliver a Guaranty hereafter pursuant to the terms of Section 6.13 hereof.

     “Guaranty” means each of those certain Guaranties, substantially in the form of Exhibit G, from each Guarantor in favor of the Lender, together with any other Guaranty executed

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pursuant to the terms of Section 6.13 hereof, as the same may from time to time be amended, modified or supplemented.

     “Guaranty Obligation” means, as to any Person, any (a) guaranty by such Person of Indebtedness of, or other obligation payable or performable by, any other Person or (b) assurance, agreement, letter of responsibility, letter of awareness, undertaking or arrangement given by such Person to an obligee of any other Person with respect to the payment or performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any “keep-well” or other arrangement of whatever nature, in each such case, given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term “Guaranty Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, covered by such Guaranty Obligation or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

     “Hazardous Substance” means any substance, material or waste, including asbestos and petroleum (including crude oil or any fraction thereof), which is or becomes designated, classified or regulated as “toxic,” “hazardous,” a “pollutant” or similar designation under any Laws.

     “Indebtedness” means, as to any Person at any date of determination, all items which would, in conformity with GAAP, be classified as liabilities on a balance sheet of such Person as at such date, including:

     (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

     (b) any direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds and similar instruments;

     (c) whether or not so included as liabilities in accordance with GAAP but excluding any portion thereof which would be accounted for as interest under GAAP, net obligations under any Swap Contract in an amount equal to (i) if such Swap Contract has been closed out, the termination value thereof, or (ii) if such Swap Contract has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

     (d) whether or not so included as liabilities in accordance with GAAP and whether with or without recourse, all obligations of such Person to pay the deferred purchase price of property or services (if such deferral is greater than 180 days), and

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indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements);

     (e) Capital Leases in an amount of the capitalized lease liability appearing on Borrower’s financial statements delivered in accordance with Sections 6.01(a) and (b) of this Agreement;

     (f) the principal component or liquidation preference of all Equity Securities of such Person and which by the terms thereof could at any time prior to the Maturity Date (at the request of the holders thereof or otherwise) be subject to mandatory sinking fund payments, mandatory redemption or other acceleration; and

     (g) all Guaranty Obligations of such Person in respect of any of the foregoing obligations of any other Person;

provided that for all purposes of this Agreement, Indebtedness shall exclude (i) trade and other accounts payable in the ordinary course of business in accordance with customary trade terms (including ordinary course obligations charged to corporate credit cards) and which are not overdue for a period of more than ninety (90) days (unless contested in good faith by Borrower or any Subsidiary), (ii) deferred Taxes, and (iii) accrued interest and expenses, except to the extent capitalized.

     For all purposes of this Agreement, the Indebtedness of any Person shall include, at any such time as such partnership or joint venture is not Solvent, the Indebtedness of any partnership or joint venture (to the extent the joint venture is a legal entity where the venture members have pass-through liability for all of the debts of the joint venture) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject to customary recourse exceptions acceptable to Lender).

“Indemnified Liabilities” has the meaning set forth in Section 9.14.

“Indemnitees” has the meaning set forth in Section 9.14.

     “Intangible Assets” means assets that are required to be disclosed as intangible assets in accordance with GAAP on Borrower’s balance sheet, including customer lists, goodwill, computer software, copyrights, trade names, trade-marks, patents, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

     “Intellectual Property Security Agreement” means that certain Intellectual Property Security Agreement dated as of the date hereof, entered into by Borrower (and, as the case may be, each Guarantor), as Debtor(s), and Lender, as Secured Party, securing the Obligations of Borrower (and, as the case may be, the obligations of each Guarantor), as the same may from time to time be amended, modified or supplemented.

     “Interest Rate” means a fluctuating rate per annum equal to the higher of (a) the rate of interest in effect for such day as publicly announced from time to time by the Wall Street Journal

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as its “prime rate” (or the average prime rate if a high and a low prime rate are therein reported) plus 2.75% and (b) 6.00%.

     “Investment” means, as to any Person, any investment by such Person, whether by means of the purchase or other acquisition of stock or other securities of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

     “knowledge” means, when referring to the “knowledge” of any Person or any similar phrase or qualification based on knowledge or awareness with respect to such Person, (i) the actual knowledge of such Person, and (ii) the knowledge that any such Person, as a reasonably prudent business person, would have obtained in the conduct of his or her business.

“Landlord’s Agreement” has the meaning set forth in Section 6.15.

     “Laws” or “Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” means each lender from time to time party hereto.

     “Lending Office” means the office or offices of Lender described as such on Schedule 9.02, or such other office or offices as Lender may from time to time notify Borrower.

     “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement (including in the nature of, cash collateral accounts or security interests), encumbrance, lien (statutory or other), fixed or floating charge, or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

“Loan(s)” means a Revolving Loan and/or the Term Loan, as the context requires.

     “Loan Documents” means this Agreement, each Notice of Borrowing, each Note, each Guaranty, the General Security Agreement, any Landlord’s Agreement, the Stock Pledge Agreement, the Intellectual Property Security Agreement, the Perfection Certificate, the Deposit Account Control Agreements, the Securities Account Control Agreements, any other Collateral Document, the Warrants, each certificate, each fee letter, and each other instrument or

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agreement from time to time executed by Borrower or any of its Subsidiaries or any Senior Officer and delivered in connection with this Agreement.

     “Loan Parties” means the Borrower and each Subsidiary of the Borrower that is party to a Loan Document.

“Master Agreement” has the meaning set forth in the definition of “Swap Contract”.

     “Material Adverse Effect” means any set of circumstances or events which (a) has any material adverse effect upon the validity or enforceability of any Loan Document, (b) is material and adverse to the financial condition, business, assets or operations of Borrower and its Subsidiaries taken as a whole, (c) has any material adverse effect upon the value or condition of the collateral under the General Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Deposit Account Control Agreements or the Securities Account Control Agreements, or (d) materially impairs the ability of Borrower or any Subsidiary to perform its Obligations.

     “Material Lease” means any lease entered into by Borrower or any Subsidiary after the Closing Date for premises in excess of 25,000 square feet.

     “Material Subsidiaries” means each Subsidiary of Borrower which has assets with a total book value greater than 10% of the consolidated total assets of Borrower and its Subsidiaries, determined as of the end of the fiscal quarter immediately preceding the date of determination.

     “Maturity Date” means March 31, 2017, or such earlier date upon which the Commitments may be accelerated in accordance with the terms of this Agreement.

     “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA.

     “Net Asset Sales Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Borrower or any of its Subsidiaries from such Asset Sale, minus (ii) any direct costs incurred in connection with such Asset Sale, including (a) income, gains or transfer Taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by Borrower or any of its Subsidiaries in connection with such Asset Sale.

     “Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any Cash (or Cash Equivalents) payments or proceeds received by Borrower or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to

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a purchaser with such power under threat of such a taking, minus (ii) (a) any costs incurred by Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Borrower or such Subsidiary in respect thereof, and (b) any costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income, gains or transfer Taxes payable as a result of any gain recognized in connection therewith.

     “Note” means a promissory note made by Borrower in favor of Lender evidencing Loans made by Lender, substantially in the form of Exhibit C-1 or C-2, as applicable (collectively, the

“Notes”).

“Notice of Borrowing” has the meaning set forth in Section 4.02(a).

     “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, Borrower and its Subsidiaries arising under any Loan Document (other than the Warrant), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement of any proceeding under any Debtor Relief Laws by or against Borrower or any Subsidiary or Affiliate of Borrower.

     “OFAC” means the Office of Foreign Assets Control, United States Department of the Treasury.

“OFAC Listed Person” means any Person whose name appears on the SDN List.

     “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Opus Bank” means Opus Bank, a California commercial bank.

“Ordinary Course Dispositions” means:

(a)	Dispositions of inventory in the ordinary course of business;

(b)	Dispositions of damaged, obsolete, surplus or worn out property in the ordinary course of business;

     (c) Dispositions of non-exclusive licenses and similar arrangements for the use of property of Borrower or any Subsidiary in the ordinary course of business and other licenses that may be exclusive in one or more respects but do not result in a legal transfer of title to the licensed property;

     (d) Dispositions of assets or property by any Subsidiary of Borrower to Borrower or by any Subsidiary to any other Subsidiary; provided, that if the Subsidiary making such Disposition is a Loan Party or First Tier Foreign Subsidiary, then such Disposition shall be to another Loan Party or First Tier Foreign Subsidiary, as the case may be and provided, further that, after giving effect to such disposition, the Loan Parties shall be in compliance with Section 6.13 hereof; and

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(e)	Dispositions	which	constitute	the	making	or	liquidating of Permitted

Investments, provided that Borrower is in compliance with Section 6.16.

“Ordinary Course Indebtedness” means:

     (a) Guaranty Obligations of Borrower or any of its Subsidiaries guarantying Indebtedness otherwise permitted hereunder of Borrower or any Subsidiary of Borrower or guarantying real or personal property lease obligations, trade debt accrued interest and expenses and deferred Taxes of Subsidiaries (to the extent such obligations are not “Indebtedness”);

     (b) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds or from the endorsement of instruments for collection in the ordinary course of Borrower’s or any Subsidiary’s business;

     (c) Indebtedness of Borrower or any of its Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business;

(d)	Indebtedness corresponding to Ordinary Course Investments;

(e)	reimbursement obligations in connection with letters of credit that are secured by cash or cash equivalents and issued on behalf of a Borrower or a Subsidiary thereof in an amount not to exceed $500,000 at any time outstanding;

     (f) Indebtedness arising in connection with Swap Contracts in the ordinary course of business and not for speculative purposes; and

     (g) Indebtedness with respect to cash deposited by customers to obtain the right to delivery of future goods or services; provided, however, that all such cash deposits are held in an account pursuant to Section 6.16.

“Ordinary Course Investments” means Investments consisting of:

     (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Lender and (iv) Lender’s money market accounts;

     (b) Investments in other assets properly classified as “marketable securities” or “Cash” or “Cash Equivalents”, and which conform to the investment policies adopted by the Board of Directors of Borrower from time to time;

     (c) Investments in the ordinary course of business consisting of cash-in-advance payments, prepaid royalties, notes receivable, and other deposits or credit obligations required by or to customers, suppliers, vendors and service providers that are

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not Affiliates of Borrower and any Investments received in satisfaction or partial satisfaction thereof; provided that this clause (c) shall not apply to Investments of Borrower in any Subsidiary;

(d)	Guaranty Obligations permitted by Section 7.01;

(e)	advances to officers, directors and employees of Borrower and its

Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

     (f) Investments of any Subsidiary existing at the time it becomes a Subsidiary of Borrower, provided that such Investments were not made in anticipation of such Person becoming a Subsidiary of Borrower;

     (g) Investments in the ordinary course of business in by Borrower in Subsidiaries, and Investments by Subsidiaries in other Subsidiaries or in Borrower;

(h)	Investments accepted in connection with Permitted Dispositions; and

(i)	Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s or its Subsidiaries’ business.

“Ordinary Course Liens” means:

(a)	Liens pursuant to any Loan Document;

(b)	Liens for Taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

     (c) carriers’, warehousemen’s, mechanics’, materialman’s, repairmen’s, landlord’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

     (d) pledges or deposits in connection with worker’s compensation, unemployment insurance and other social security legislation;

     (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (f) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which

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do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any Person;

     (g) attachment, judgment or other similar Liens arising in connection with litigation or other legal proceedings (and not otherwise constituting an Event of Default hereunder) in the ordinary course of business that is currently being contested in good faith by appropriate proceedings, adequate reserves have been set aside therefor, and no material property is subject to a material risk of loss or forfeiture;

     (h) Liens arising from leasehold interests in leases or subleases; the rights of licensors under licenses under which Borrower or a Subsidiary is the licensee, and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;

     (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Borrower’s and its Subsidiaries’ businesses that are promptly paid on or before the date they become due;

     (j) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by Borrower or any Subsidiary to provide collateral to the depository institution;

     (k) Liens on insurance proceeds in favor of insurance companies with respect to the financing of insurance premiums that are promptly paid on or before they become due and provided, that such Liens extend only to such insurance proceeds and not to any other property or assets;

     (l) Liens on cash and cash equivalents securing Indebtedness with respect to (i) letters of credit permitted under clause (f) of the definition of Ordinary Course Indebtedness or (ii) corporate credit cards otherwise permitted under Section 7.01(j);

     (m) Rights of vendors or lessors under conditional sale agreements or other title retention agreements arising in the ordinary course of business; and

     (n) purported Liens evidenced by the filing of UCC precautionary financing statements relating to operating leases entered into in the ordinary course of business and not otherwise prohibited under this Agreement.

     “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership or joint venture agreement and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation

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with the secretary of state or other department in the state of its formation, in each case as amended from time to time.

     “Outstanding Obligations” means, as of any date, and giving effect to all payments, repayments and prepayments made on such date, the aggregate outstanding Obligations.

     “Payment Date” means, the first day of each calendar month and the Maturity Date; provided, further, that interest accruing at the Default Rate shall be payable from time to time upon demand of Lender.

     “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto established under ERISA.

     “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

     “Perfection Certificate” means that certain Perfection Certificate dated as of the date hereof executed by Borrower.

     “Permitted Acquisition” means any Acquisition, so long as: (a) at least twenty (20) days prior to the consummation of such Acquisition, Borrower shall have delivered to Lender (i) notice of such Acquisition, and (ii) a description of the terms of such Acquisition (including without limitation, the purchase price and method and structure of payment thereof); (b) Borrower provides to Lender evidence satisfactory to Lender that such Acquisition is accretive to Consolidated EBITDA (as measured on a trailing twelve month basis) and consistent with the terms of the Borrower’s business plan; (c) in the case of an Acquisition of another Person formed under the laws of a jurisdiction other than the United States of America, (i) the consideration for the purchase price of such Acquisition consists solely of equity interests of Borrower, (ii) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, and (iii) if such entity becomes a First Tier Foreign Subsidiary then such entity’s parent pledges sixty-five percent (65%) of such entity’s equity interest to Lender and shall have otherwise complied with the requirements of Section 6.13(b) hereof; (d) in the case of an Acquisition of a Person formed under the laws of one of the states of the United States of America, (i) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (ii) such entity enters into a joinder agreement and becomes a Guarantor under this Agreement, (iii) such entity’s parent entity pledges one hundred percent (100%) of such entity’s equity interest and (iv) such entity shall have otherwise complied with the requirements of Section 6.13(a) hereof; (e) no Default or Event of Default exists immediately prior to, or would exist immediately after giving effect to, such Acquisition; (f) the representations and warranties made or deemed made by the Loan Parties under the Loan Documents, shall be true and correct in all material respects on and as of the date of such Acquisition and after giving effect thereto with the same force and effect as if made on and as of such date; (g) such Acquisition is consummated in accordance with applicable law; (h) the

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purchase price of such Permitted Acquisition is no more than $15,000,000 individually and no more than $45,000,000 in the aggregate during the term of this Agreement; provided, that Lender shall not unreasonably withhold reasonably requested increases to the purchase price amounts set forth in this clause (h); (i) after giving effect to and the consummation of such Acquisition, the Loan Parties are in pro forma compliance with Section 7.11 hereof and (j) Borrower has delivered to Lender at closing of the Permitted Acquisition a certificate of Borrower’s Chief Executive Officer or Chief Financial Officer certifying to compliance with clauses (b) through (i) above.

“Permitted Indebtedness” has the meaning specified in Section 7.01. “Permitted Investments” has the meaning specified in Section 7.05. “Permitted Liens” has the meaning specified in Section 7.02. “Permitted Merger” the meaning specified in Section 7.03.

     “Person” means any individual, trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, or Governmental Authority.

     “Plan” means any employee benefit plan maintained or contributed to by Borrower or by any trade or business (whether or not incorporated) under common control with Borrower as defined in Section 4001(b) of ERISA and insured by the Pension Benefit Guaranty Corporation under Title IV of ERISA.

“PT” means Pacific Time.

     “Reportable Event” means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

     “Requisite Notice” means, unless otherwise provided herein, irrevocable written notice to the intended recipient. Such notices shall be (i) delivered to such recipient at the address or telephone number specified on Schedule 9.02 or as otherwise designated by such recipient by Requisite Notice to Lender, and (ii) if made by Borrower, given or made by a Senior Officer of Borrower. Any written notice delivered in connection with any Loan Document shall be in the form, if any, prescribed herein or therein. Any notice sent by other than hardcopy shall be promptly confirmed by a telephone call to the recipient and, if requested by Lender, by a manually-signed hardcopy thereof.

     “Requisite Time” means, with respect to any of the actions listed below, the time and date set forth below opposite such action:

Borrowing or prepayment of a	8:00 a.m. PT	Same date as such Borrowing or
Loan		prepayment

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Payments by Borrower to Lender	11:00	a.m. PT	On date payment is due

Voluntary reduction in or	10:00	a.m. PT	Three Business Days prior to
termination of Commitment			such reduction or termination

“Restricted Payment” means:

     (a) the declaration or payment of any dividend or distribution by Borrower or any Subsidiary, either in cash, securities or other property, on any shares of Equity Securities of any class of Borrower or any Subsidiary, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Securities; and

     (b) any other payment or distribution by Borrower or any Subsidiary in respect of its Equity Securities, either directly or indirectly.

“Revolving Loan” has the meaning specified in Section 2.01(b).

     “Revolving Loan Commitment” means the commitment of the Lender to make Revolving Loans in an aggregate outstanding amount not to exceed $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.05.

“Sanctioned Country” means a country subject to any OFAC Sanctions Program.

     “SDN List” means the list of Special Designated Nationals and Blocked Persons published by OFAC. The SDN List is available at http://www.treasury.gov/sdn.

     “Securities Account Control Agreements” means the respective Securities Account Control Agreements entered into among Borrower or a Subsidiary, as customer, the Lender, as secured party, and any account holder with whom Borrower or such Subsidiary maintains securities accounts from time to time.

     “Security Documents” means the General Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Deposit Account Control Agreements, the Securities Account Control Agreements and each Guaranty and any other security agreements executed in connection with this Agreement which recite that they secure all or a portion of the Obligations.

     “Senior Indebtedness” means, at any time, the aggregate outstanding amount of all Indebtedness of Borrower and its Subsidiaries at such time, other than (a) the 1994 Settlement Agreement and (b) other Indebtedness that is expressly subordinated to the Indebtedness under the Loan Documents.

     “Senior Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Senior Indebtedness on such date to (b) Adjusted Consolidated EBITDA for the period of the trailing twelve fiscal months ending on such date; provided, however, that with respect to each of the fiscal quarters ending on March 31, 2015, June 30, 2015 and September 30, 2015 Adjusted

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Consolidated EBITDA for such period shall be calculated on an annualized basis using data from the respective preceding fiscal quarter, two (2) preceding fiscal quarters, three (3) preceding fiscal quarters, and four (4) preceding fiscal quarters, respectively.

     “Senior Officer” means, with respect to Borrower and any Subsidiary, any chief executive officer, the chief financial officer, the chief operating officer or the treasurer of Borrower or such Subsidiary and any other Person reasonably designated in writing as a “Senior Officer” by Borrower or such Subsidiary.

     “Shareholders’ Equity” means, as of any date of determination for Borrower and its Subsidiaries on a consolidated basis, shareholders’ equity as of that date determined in accordance with GAAP.

     “Solvent” means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital.

     “Stock Pledge Agreement” means that certain Security and Pledge Agreement, substantially in the form of Exhibit H, among Borrower (and, as the case may be, each Guarantor), as Debtor(s), and Lender, as Secured Party, securing the Obligations of Borrower (and, as the case may be, the obligations of each Guarantor), as the same may from time to time be amended, modified or supplemented, encumbering, inter alia¸ 65% of the capital stock of Identive GmbH.

“Subordinated Debt” means any Indebtedness permitted by Section 7.01(h) hereof.

     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Borrower.

     “Swap Contract” means (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward

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bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Taxes” has the meaning specified in Section 3.01(a).

“Term Loan” has the meaning specified in Section 2.01(a).

     “Term Loan Commitment” means the commitment of the Lender to make a single Term Loan on the Closing Date in the amount of $10,000,000.

“Threshold Amount” means $500,000.

     “to the best knowledge of” means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by such Person (or,

(i)	in the case of Borrower, known by any Senior Officer or executive officer of Borrower, or,

(ii)	in the case of any other Person other than a natural Person, known by any officer of such

Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by such Person (or, (i) in the case of Borrower, would have been known by any Senior Officer or executive officer of Borrower, or, (ii) in the case of any other Person other than a natural Person, would have been known by any executive officer of such Person).

     “U.S. Economic Sanctions” means all United States economic sanctions, including but not limited to the Trading with the Enemy Act, the International Emergency Economic Powers Act, CISADA or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing.

     “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

     “USA PATRIOT Act” means United States Public Law 107-56, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001), as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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“Warrants” has the meaning specified in Section 4.01(a)(iv).

     “1994 Settlement Agreement” means that certain Amended and Restated 1994 Settlement Agreement dated April 8, 2009.

1.02.	Use of Certain Terms.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

     (b) As used herein, unless the context requires otherwise, the masculine, feminine and neuter genders and the singular and plural include one another.

     (c) The words “herein” and “hereunder” and words of similar import when used in any Loan Document shall refer to the Loan Documents as a whole and not to any particular provision thereof. The term “including” is by way of example and not limitation. References herein to a Section, subsection or clause shall, unless the context otherwise requires, refer to the appropriate Section, subsection or clause in this Agreement.

     (d) The term “or” is disjunctive; the term “and” is conjunctive. The term “shall” is mandatory; the term “may” is permissive.

     1.03. Accounting Terms. All accounting terms not specifically or completely defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, and applied in a manner consistent with that used in preparing Borrower’s audited financial statements for the fiscal year ended December 31, 2012, except as otherwise specifically prescribed herein. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Borrower or any Subsidiary at “fair value”, as defined therein.

     1.04. Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

     1.05. Exhibits and Schedules. All exhibits and schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

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     1.06. References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall include all amendments, restatements, extensions, supplements and other modifications thereto (unless prohibited by any Loan Document), and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 2 EXTENSION OF CREDIT

     2.01. Loans; Maximum Amounts. Subject to the terms and conditions set forth in this Agreement, Lender agrees to make Loans to the Borrower as follows:

     (a) Term Loan. Subject to the terms and conditions set forth in this Agreement, Lender agrees to make a single loan to Borrower (the “Term Loan”) in Dollars on the Closing Date in the amount of the Term Loan Commitment. The Term Loan Commitment shall expire concurrently with the making of the Loan on the Closing Date. Once prepaid or repaid, the Term Loan may not be reborrowed. The Term Loan shall be repaid in accordance with Section 2.02 and Section 2.03.

     (b) Revolving Loans. Subject to the terms and conditions set forth in this Agreement, Lender agrees to make one or more loans on a revolving basis to Borrower (each a “Revolving Loan”) in Dollars from time to time until the Maturity Date; provided that the aggregate outstanding principal amount of Revolving Loans shall not at any time exceed the amount of the Revolving Loan Commitment. The Revolving Loans shall be repaid in accordance with Section 2.02 and Section 2.03. The Revolving Loans are a revolving credit and, subject to the terms and conditions hereof, Borrower may borrow, prepay and reborrow Revolving Loans as set forth herein without premium or penalty.

     (c) Borrowing Procedure. Borrower may irrevocably request a Borrowing of a Revolving Loan in a minimum amount of $500,000 or a higher integral multiple of $100,000 by delivering a Notice of Borrowing therefor by Requisite Notice to Lender not later than the Requisite Time therefor.

     (d) Notes. Loans shall be evidenced by one or more Notes. The date, amount and maturity of Lender’s Loans and payments and other particulars with respect thereto may be endorsed on schedule(s) attached to its Note by Lender and/or recorded on one or more loan accounts or records maintained by Lender in the ordinary course of business. Such Notes, loan accounts and records shall be conclusive absent manifest error of the amount of such Loans and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower to pay any amount owing with respect to the Loans.

2.02.	Prepayments.

(a) Voluntary. Upon Requisite Notice to Lender not later than the

Requisite Time therefor, Borrower may at any time and from time to time voluntarily prepay

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Loans in part (in a minimum amount of $500,000 or a higher integral multiple of $100,000) or in full, without premium or penalty. Any prepayment of any Loan shall be accompanied by all accrued (but unpaid) interest thereon. All voluntary prepayments of the Term Loan shall be applied pro rata to the then remaining scheduled payments of principal due with respect thereto (including, without limitation, the payment due on the maturity thereof).

     (b) Mandatory Prepayment if Commitment Exceeded. If at any time the aggregate outstanding principal amount of Revolving Loans exceeds Revolving Loan Commitment then in effect, Borrower shall immediately prepay Revolving Loans in an amount equal to such excess, together with accrued (but unpaid) interest thereon.

     (c) Other Mandatory Prepayments. In addition to the payments required by Section 2.03(b) hereof, Borrower shall (subject to Section 2.02(d) below) make mandatory prepayments of Term Loan as set forth below. Subject to Section 2.02(d) below, all such prepayments required under Sections 2.02(c)(i) through (ii) shall be applied pro rata to the remaining scheduled payments of principal due under the Term Loan (including, without limitation, the payment due on the Maturity Date thereof). To the extent any amounts remain after such application, other than any amounts remaining as a result of Lender declining prepayment pursuant to Section 2.02(d), such amounts may be retained by Borrower.

     (i) Asset Sales. No later than the fifth Business Day following the date of receipt by Borrower or any of its Domestic Subsidiaries of any Net Asset Sale Proceeds (or on the 271st day if the first proviso hereto applies) if such Net Asset Sale Proceeds are equal to or in excess of $100,000 received in any fiscal year through the applicable date of determination, Borrower shall prepay, subject to the provisions of Section 2.02(d) below, the Term Loan in an aggregate amount equal to such Net Asset Sale Proceeds; provided that, so long as no Event of Default shall have occurred and be continuing, Borrower need not so apply such Net Asset Sale Proceeds so long as Borrower or one or more of its Subsidiaries invests such Net Asset Sale Proceeds within two hundred seventy (270) days of receipt thereof in assets of the general type used in the business of Borrower and its Subsidiaries (including acquisitions of assets by way of stock purchase, merger or acquisition of assets of a company or business unit in compliance with Section 7.03); provided, further, pending any such investment all such Net Asset Sale Proceeds shall be invested in Cash or Cash Equivalents and deposited in the Designated Deposit Account and held therein until such time as such Net Asset Sale Proceeds are applied in payment of such investment.

     (ii) Insurance/Condemnation Proceeds. No later than the fifth Business Day following the date of receipt by Borrower or any of its Subsidiaries (or on the 271st day if the first proviso hereto applies), or Lender as loss payee, of any Net Insurance/Condemnation Proceeds equal to or in excess of $25,000 received in any fiscal year through the applicable date of determination, Borrower shall prepay, subject to the provisions of Section 2.02(d) below, the Term Loan in an aggregate amount equal to such Net Insurance/Condemnation Proceeds equal to or in excess of $25,000; provided so long as no Event of Default shall have occurred and be continuing, Borrower need not so apply such Net Insurance/Condemnation Proceeds so long as Borrower or one or more of its Subsidiaries invests such Net Insurance/Condemnation Proceeds within two hundred

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seventy (270) days of receipt thereof in assets of the general type used in the business of Borrower and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof; provided, further, pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be invested in Cash or Cash Equivalents and deposited in the Designated Deposit Account and held therein until such time as such Net Asset Sale Proceeds are applied in payment of such investment.

(d) Lender’s Right to Decline Certain Mandatory Prepayments.

Lender has the right to decline requiring Borrower to pay to it the mandatory prepayment(s) described in Sections 2.02(c) above. Upon receipt by the Lender of any such prepayment of the Term Loan, the amount of the prepayment that is available to prepay the Term Loan (the “Prepayment Amount”) shall be deposited in a cash collateral Account on terms reasonably satisfactory to the Lender and the Borrower, pending application of such amount on the date on which such prepayment shall be made (the “Prepayment Date”), which date shall be ten (10) Business Days after the date of such receipt. Lender may decline such prepayment by giving written notice to the Borrower by not later than 11:00 a.m. on the Business Day immediately preceding the Prepayment Date. On the Prepayment Date, an amount equal to that portion of the Prepayment Amount accepted by the Lender to prepay Term Loan owing to Lender shall be withdrawn from the applicable cash collateral account and applied to prepay Term Loan owing Lender in the manner described in the first paragraph of Section 2.02(c), for such prepayment.

2.03.	Principal and Interest.

(a) Except as otherwise provided hereunder, if not sooner paid, Borrower agrees to pay to Lender the outstanding principal amount of each Loan on the Maturity Date.

     (b) Borrower shall repay the principal of the Term Loan in equal installments of $416,666.67 each on each Payment Date, commencing May 1, 2015.

     (c) Subject to subsection (d) below, and unless otherwise specified herein, Borrower shall pay interest on the unpaid principal amount of each Loan (before and after default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Laws) from the date borrowed until paid in full (whether by acceleration or otherwise) in arrears on each Payment Date at a rate per annum equal to the Interest Rate.

     (d) While any Event of Default exists or after acceleration, Borrower shall pay to Lender interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Outstanding Obligations, at the Default Rate.

     (e) In addition to interest as set forth herein, Borrower shall pay to Lender a late charge equal to five percent (5%) of any amounts due under the Loan in the event any such amount is not paid when due, except to the extent the Default Rate is then in effect pursuant to Section 2.03(d), above.

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2.04.	[Reserved].

2.05.	Reduction or Termination of Commitments. Upon Requisite Notice to Lender

not later than the Requisite Time therefor, Borrower may at any time and from time to time, without premium or penalty, permanently and irrevocably reduce the Revolving Loan Commitment in a minimum amount of $500,000 or a higher integral amount of $100,000 or terminate the Revolving Loan Commitment.

     2.06. Computation of Interest and Fees. Computation of all types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

2.07.	Making Payments.

(a) Except as otherwise provided herein, all payments by Borrower hereunder shall be made via automatic payment from the Designated Deposit Account. All payments received after the Requisite Time shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America. All payments by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

     (b) Upon satisfaction of any applicable terms and conditions set forth herein, Lender shall promptly apply any amounts received in accordance with the prior subsection available in like funds as received by wire transfer to Lender at its Lending Office.

     (c) If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall instead be considered due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest and fees.

     (d) If Lender is required at any time to return to Borrower, or to a trustee, receiver, liquidator, custodian, or any official under any proceeding under Debtor Relief Laws, all or any portion of a payment made by Borrower, the obligations of Borrower hereunder with respect to such payment or portion thereof shall be reinstated at such time as though such payment or portion thereof had been due but not made at such time.

     2.08. Funding Sources. Nothing in this Agreement shall be deemed to obligate Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

     2.09. Collateral. The Obligations are secured by each of the following, as applicable: the General Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Deposit Account Control Agreements and the Securities Account Control Agreements (the “Collateral Documents”).

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SECTION 3

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01.	Taxes.

(a) Any and all payments by Borrower to or for the account of Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto (“Taxes”), excluding the following (collectively, “Excluded Taxes”): (i) Taxes imposed or measured by Lender’s net income, that are imposed on it by the jurisdiction (or any political subdivision thereof) (A) under the Laws of which Lender is organized or maintains a lending office, or (B) with which the Lender otherwise has a present or former connection (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document); (ii) any branch profits Tax imposed by the United States or any similar Tax imposed by another jurisdiction in which Borrower is located; (iii) any taxes that are attributable to Lender’s failure or inability to comply with the Section 3.01(e) below; (iv) United States withholding Taxes required to be imposed on amounts payable to Lender pursuant to the Laws in force at the time Lender becomes a party to this Agreement, except, if Lender designates a new Lending Office or becomes a party to this Agreement pursuant to an assignment, withholding Taxes shall not be Excluded Taxes to the extent that such Taxes were not Excluded Taxes with respect to Lender or its assignor, as the case may be, immediately before such designation of a new Lending Office or assignment; and (v) any penalties, interest, costs and expenses (including Attorney Costs) imposed on Lender arising from the assertion by any Governmental Authority that Lender did not properly withhold any Tax or other amount from payments made in respect of any Foreign Lender. If Borrower is required by any Law to deduct any Taxes other than Excluded Taxes

(“Indemnified Taxes”) from or in respect of any sum payable under any Loan Document to Lender, (A) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Lender receives an amount equal to the sum it would have received had no such deductions been made, (B) Borrower shall make such deductions, (C) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (D) within thirty (30) days after the date of such payment, Borrower shall furnish to Lender the original or a certified copy of a receipt evidencing payment thereof. For purposes of clarification, nothing in this Section 3.01 shall be construed to otherwise prevent Borrower from taking deductions for interest on Borrower’s income tax returns.

     (b) In addition, Borrower agrees to pay any and all present or future stamp, property, excise, court, or documentary Taxes, charges or similar levies, which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).

     (c) If Borrower shall be required by the Laws of any jurisdiction outside the United States to deduct any Indemnified Taxes from or in respect of any sum payable under any Loan Document to Lender, Borrower shall also pay to Lender, at the time interest is

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paid, such additional amount that Lender specifies as necessary to preserve the after-tax yield (after factoring in United States (federal and state) Taxes imposed on or measured by net income, and taking into account any foreign tax credits available under Sections 901 through 903 of the Code or similar credit or exemption under a similar state law attributable to the Borrower’s payment of such Indemnified Taxes) Lender would have received if such deductions (including deductions applicable to additional sums payable under this Section) had not been made. A certificate that the Lender delivers to Borrower as to any such additional amount shall be conclusive absent manifest error.

     (d) Without duplication of any amounts payable under clauses (a), (b) or (c) above, Borrower agrees to indemnify, defend and hold Lender harmless for (i) the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Lender; and (ii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that (A) Borrower shall not be obligated to indemnify the Lender for any interest or penalties described in clause (ii) above (and such interest and penalties shall be considered Excluded Taxes) to the extent the Lender (1) had actual knowledge of the existence of the Tax, interest, or expense, the non-payment of which gave rise to such interest or penalties, and (2) failed to give the Borrower notice of such Tax, interest or expense within ten (10) Business Days after the Lender received actual knowledge of the existence thereof; and (B) nothing contained in this subsection (d) shall be deemed to imply any obligation on the part of the Lender to provide the Borrower with the notice of any such Tax, penalty, interest or expense. Payment under this subsection (d) shall be made within thirty (30) days after the date the Lender makes a demand therefor.

     (e) Lender, on or prior to the Closing Date, upon the effectiveness of any assignment or designation of a new Lending office, and from time to time thereafter if reasonably requested in writing by Borrower, shall provide Borrower with (i) if Lender is not a “United States Person” as that term is defined in Section 7701(a)(30) of the Code (“U.S. Person”) (a “Non-U.S. Lender”), a complete and properly executed IRS Form W-8BEN, W-8ECI or W-8IMY (including all required accompanying information), as appropriate, or any successor form prescribed by the IRS (including a United States taxpayer identification number), certifying that such Non-U.S. Lender is entitled to benefits under an income Tax treaty to which the United States is a party that reduces the rate of withholding Tax on payments of interest, certifying that such Non-U.S. Lender is eligible for the “portfolio interest exemption” or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (ii) if Lender is a U.S. Person, an IRS Form W-9 or any successor form prescribed by the IRS. In addition, Lender will (A) take all actions reasonably requested in good faith by Borrower in writing that are consistent with applicable legal and regulatory restrictions to claim any available reductions or exemptions from Indemnified Taxes or Other Taxes and (B) otherwise cooperate with Borrower to minimize any amounts payable by Borrower under this Section 3.01; provided that, in each case, any out-of-pocket cost relating directly to such action or cooperation requested by Borrower shall be borne by Borrower, and Lender shall not be required to take any action that it determines in its sole good faith discretion may be adverse in any non de minimis respect to it and not indemnified to its satisfaction.

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3.02.	[Reserved].

3.03.	Matters Applicable to all Requests for Compensation. Lender, if claiming compensation under this Section 3, shall deliver to Borrower a certificate setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of clearly demonstrable error. In determining such amount, Lender may use any reasonable averaging and attribution methods.

     3.04. Survival. All of Borrower’s obligations under this Section 3 shall survive the termination and payoff of the Obligations for a period of three (3) years after such payoff.

SECTION 4

CONDITIONS PRECEDENT TO EXTENSION OF CREDIT

     4.01. Conditions of Extension of Credit. The effectiveness of this Agreement and the obligation of Lender to make its initial Loan hereunder are subject to satisfaction of the following conditions precedent:

     (a) Unless waived by Lender, Lender’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Senior Officer of Borrower, each dated on, or in the case of third-party certificates, recently before the Closing Date and each in form and substance satisfactory to Lender and its legal counsel:

     (i) executed counterparts of this Agreement, sufficient in number for distribution to Lender and Borrower;

     (ii) executed original Notes executed by Borrower in favor of Lender, in the principal amount equal to the Term Loan Commitment, and the Revolving Loan Commitment;

(iii)	[Reserved;]

(iv)	a common stock purchase warrant or warrants (such

common stock purchase warrants issued to the Lender, together with each common stock purchase warrant delivered in substitution or exchange for any such common stock purchase warrant, herein called the “Warrants”), in the form of Exhibit D hereto, initially exercisable for a number of shares of common stock as set forth in the Warrant attached hereto as Exhibit D, duly executed and delivered by the authorized officers of the Borrower;

     (v) subject to the terms of Section 6.12, executed original counterparts of each of the Security Documents together with all filings (including filings with respect to intellectual property with any applicable Governmental Authority) deemed necessary or desirable by the Lender in order to perfect the Liens created thereby;

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	(vi)	such	certificates	of	resolutions	or other action,

incumbency certificates and/or other certificates of Senior Officers of Borrower and each Guarantor as Lender may require to establish the identities of and verify the authority and capacity of each Senior Officer thereof authorized to act as a Senior Officer thereof;

     (vii) such evidence as Lender may reasonably require to verify that Borrower and each Guarantor is duly organized or formed, validly existing, in good standing and qualified to engage in business in Borrower’s or such Guarantor’s jurisdiction of organization and in each foreign jurisdiction in which Borrower or such Guarantor is required to be qualified, including certified copies of Borrower’s and each Guarantor’s Organization Documents, certificates of good standing and/or qualification to engage in business, tax clearance certificates, and the like;

	(viii)	a	Perfection	Certificate	signed by a Senior Officer of
Borrower;

	(ix)	a	certificate	signed by	a Senior Officer of Borrower

certifying (A) that the representations and warranties made by Borrower herein and in the other Loan Documents are true and correct on and as of the Closing Date (except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date), (B) that Borrower is in compliance with all the terms and provisions of the Loan Documents to which it is a party, and no Default or Event of Default shall have occurred and be continuing, and (C) since September 30, 2013 (herein, the “Date of Last Financials”), there has been no event or circumstance which has or has had a Material Adverse Effect;

     (x) evidence that all Debt to be Repaid has been (or, concurrently with the making of the initial Loans on the Closing Date will be) paid in full, and all Liens securing such Debt to be Repaid have been (or, concurrently with the payment in full of such Debt to be Repaid will be) released;

     (xi) satisfactory completion of Lender’s due diligence, including satisfactory completion by Lender of a collateral field audit;

     (xii) certified copies of all executed notes and other agreements evidencing the 1994 Settlement Agreement;

     (xiii) receipt of certificates of insurance required to be maintained under Section 5.14 hereof or under any other Loan Documents, from insurance carriers acceptable to the Lender, which certificates of insurance are in such forms and amounts acceptable to the Lender under insurance policies with loss payable clauses in favor of the Lender; and

     (xiv) such other assurances, certificates, documents, consents or opinions as Lender reasonably may require.

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     (b) Any fees (including fees required to be paid on or before the Closing Date as specified in the Proposed Terms referred to in the Financing Proposal Letter dated March 12, 2014 between Borrower and Lender) shall have been paid.

     (c) Unless waived by Lender, Borrower shall have paid all Attorney Costs of Lender to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between Borrower and Lender).

     4.02. Conditions to Each Loan. In addition to the applicable conditions precedent set forth elsewhere in this Section 4, the obligation of Lender to make any Loan is subject to the satisfaction of the following conditions precedent:

     (a) Lender shall have received a notice of borrowing with respect to such Loan, substantially in the form of Exhibit A, attached hereto (a “Notice of Borrowing”); and

     (b) Both before and after giving effect to such Loan, (i) the representations and warranties of Borrower in Section 5 hereof shall be true and correct on and as of the date of such Loan, except to the extent that any such representation and warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and (ii) no Default or Event of Default shall exist or result from such Loan. The making of each Loan shall be deemed to be a representation and warranty by Borrower on the date thereof as to the matters contained in the foregoing sentence.

SECTION 5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

5.01.	Existence and Qualification; Power; Compliance with Laws.

(a) Borrower is a corporation duly formed, validly existing and in good standing under the Laws of the State of Delaware, has the power and authority and the legal right to own, lease and operate its properties and to conduct its business as currently conducted, is duly qualified and in good standing under the Laws of the State of California, and is in compliance with all Laws except to the extent that noncompliance could not be reasonably expected to have a Material Adverse Effect. Borrower is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by Law and is in compliance with all Laws except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect. Each Subsidiary of Borrower is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, has the corporate power and authority and the legal right to own, lease and operate its properties and to conduct its

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business as currently conducted, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by Law and is in compliance with all Laws except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect.

     (b) Schedule 5.01 attached hereto lists, as of the Closing Date, each of the Subsidiaries, including a notation identifying each Material Subsidiary and each First Tier Foreign Subsidiary, if any.

     5.02. Power; Authorization; Enforceable Obligations. Borrower has the organizational power and authority and the legal right to make, deliver and perform each Loan Document to which it is a party and Borrower has the organizational power and authority to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party. Each Subsidiary party to a Loan Document has the corporate or other organizational power and authority and the legal right to make, deliver and perform each Loan Document to which it is a party and each such Subsidiary has the corporate or other organizational power and authority and has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents. The Loan Documents have been duly executed and delivered by Borrower and each Subsidiary party thereto, and constitute legal, valid and binding obligations of Borrower and each such Subsidiary, enforceable against Borrower and such Subsidiary in accordance with their respective terms.

     5.03. No Legal Bar. The execution, delivery, and performance by Borrower and each Subsidiary of the Loan Documents to which it is a party and compliance with the provisions thereof have been duly authorized by all requisite action on the part of Borrower and each such Subsidiary and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any Organization Documents of Borrower or any of its Subsidiaries, (ii) any material applicable Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material Contractual Obligation of Borrower or any of its Subsidiaries or by which any of them or any of their property is bound or subject, (b) constitute a default under any such material agreement or instrument, or (c) result in, or require, the creation or imposition of any Lien on any of the properties of Borrower or any of its Subsidiaries (other than the Liens granted in connection herewith).

5.04.	Financial Statements; No Material Adverse Effect; Solvency.

(a) The consolidated financial statements of Borrower and its Subsidiaries as at September 30, 2013 (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein (subject to the absence of footnotes and normal year-end audit adjustments and non-cash based equity and stock related expenses; (ii) fairly present in all material respects the financial condition of Borrower and its Subsidiaries as of the dates thereof and their results of operations for the

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periods covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) to the extent required by GAAP, show all material indebtedness and other liabilities, direct or contingent, of Borrower and its Subsidiaries as of the dates thereof, including liabilities for Taxes, material commitments and Indebtedness in accordance with GAAP consistently applied throughout the periods covered thereby.

     (b) Since the Date of Last Financials, there has been no event or circumstance which has or has had a Material Adverse Effect.

(c) On the date hereof, Borrower is Solvent.

     5.05. Litigation. Except as disclosed in Schedule 5.05, no litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending or, to the knowledge of Borrower after due and diligent investigation, threatened by or against Borrower or any of its Subsidiaries or against any of their properties or revenues which could reasonably be expected to have a Material Adverse Effect.

     5.06. No Default. Neither Borrower nor any its Subsidiaries are in default under or with respect to any Contractual Obligation which could reasonably be expected to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing or will result from the consummation of this Agreement or any of the other Loan Documents, the consummation of the transactions contemplated hereby or thereby or the making of the Loans hereunder.

     5.07. Ownership of Property; Liens. Borrower and its Subsidiaries have (a) valid fee or leasehold interests in all real property which they use in their respective businesses and (b) good and marketable title to all their other property, and none of such property is subject to any Lien, except as permitted in Section 7.02.

     5.08. Taxes. Borrower and its Subsidiaries have filed all material tax returns which are required to be filed, and have paid, or made provision for the payment of, all Taxes with respect to the periods, property or transactions covered by said returns, or pursuant to any assessment received by Borrower or its Subsidiaries, except (a) such Taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained, and (b) immaterial Taxes; provided, however, that in each case no material item or portion of property of Borrower or any of its Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

5.09.	Margin Regulations; Investment Company Act.

(a) Borrower is not engaged, nor will Borrower engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Loan hereunder will be used for “purchasing” or “carrying” “margin stock” as so defined or for any purpose

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which violates, or which would be inconsistent with, the provisions of Regulations U or X of such Board of Governors.

     (b) Neither Borrower nor any of its Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.10.	ERISA Compliance.

(a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. There has been no prohibited transaction (which is not otherwise exempt under Section 4975 of the Code) or violation of the fiduciary responsibility rules under ERISA with respect to any Plan that has or could reasonably be expected to have a Material Adverse Effect.

     (b) (i) No ERISA Event has occurred or, to the best knowledge of Borrower with respect to any ERISA Affiliate, is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither Borrower nor any ERISA Affiliate, has incurred or, to the best knowledge of Borrower with respect to any ERISA Affiliate reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

     5.11. Intangible Assets. Borrower and its Subsidiaries own, or possess the right to use, all trademarks, trade names, copyrights, patents, patent rights, franchises, licenses and other intangible assets that are used in the conduct of their respective businesses as now operated or could obtain such right without causing a Material Adverse Effect, and none of such items, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or intangible asset of any other Person to the extent that such conflict has or could reasonably be expected to have a Material Adverse Effect.

     5.12. Compliance With Laws. Borrower and its Subsidiaries are in compliance in all material respects with all material Laws that are applicable to such Person.

     5.13. Environmental Compliance. Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their

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respective businesses, operations and properties, and as a result thereof Borrower has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, have a Material Adverse Effect.

     5.14. Insurance. The properties of Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or such Subsidiary operates.

     5.15. Disclosure. No statement, information, report, representation, or warranty made by Borrower or any Subsidiary in any Loan Document or furnished in writing to Lender in connection with any Loan Document contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading (it being recognized by Lender that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.16.	USA PATRIOT Act, Foreign Assets Control Regulations, Etc.

(a) Neither the Loans contemplated hereunder nor the use of the proceeds thereof will violate the Anti-Terrorism Order, the USA PATRIOT Act, the Trading with the Enemy Act, as amended, or any U.S. Economic Sanctions or any enabling legislation or executive order relating thereto. The Borrower has provided to Lender all information related to each Loan Party (including but not limited to names, addresses and tax identification numbers (if applicable)) reasonably requested in writing by the Lender, as required by regulatory authorities under applicable “know your customer” rules and regulations and other Anti-Money Laundering Laws, including, without limitation, the USA PATRIOT Act, and the Borrower and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

     (b) Neither the Borrower nor any Subsidiary is a Blocked Person, and neither the Borrower nor any Subsidiary has been notified that its name appears or may in the future appear on the SDN List.

     (c) Neither the Borrower nor any Subsidiary (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Anti-Money Laundering Laws or any U.S. Economic Sanction violations, (ii) is under investigation by any Governmental Authority for possible violation of the Anti-Money Laundering Laws or any U.S. Economic Sanctions, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Borrower has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Borrower and each Subsidiary is and will continue to be in compliance

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with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

     (d) No part of the proceeds from the Loans hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or Sanctioned Country or will otherwise be used by the Borrower or any Subsidiary, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person or Sanctioned Country, or (ii) otherwise in violation of any U.S. Economic Sanctions.

     (e) (i) Neither the Borrower nor any Subsidiary (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to the Anti-Corruption Laws, (ii) to the Borrower’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

     (ii) To the Borrower’s actual knowledge after making due inquiry, neither the Borrower nor any Subsidiary has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

     (iii) No part of the proceeds from the Loans hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Borrower has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Borrower and each Subsidiary is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

SECTION 6 AFFIRMATIVE COVENANTS

     So long as any Obligation remains unpaid or unperformed (or, in the case of Sections 6.13, 6.14 and 6.17, within the time period specified therein) or any Commitment remains outstanding, Borrower shall, and shall (except in the case of Borrower’s reporting covenants set

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forth in Sections 6.01 and 6.02(a)-(c) and Borrower’s covenants set forth in Sections 6.13 and 6.14), cause each Subsidiary, to:

6.01.	Financial Statements. Deliver to Lender, in form and detail satisfactory Lender: (a) (i) as soon as available, but in any event within 120 days after the end of each fiscal year (beginning with the fiscal year ending December 31, 2013) of Borrower, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit and accompanied by a Compliance Certificate as required under Section 6.02(a) hereof;

     (b) as soon as available, but in any event within 45 days after the end of each of the first three (3) fiscal quarters of each fiscal year of Borrower (beginning with the fiscal quarter ending March 31, 2014), a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income and cash flows for such fiscal quarter and for the portion of Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and accompanied by a Compliance Certificate as required under Section 6.02(a) hereof;

     (c) as soon as available, but in any event within 20 days after the end of each calendar month, a monthly Asset Coverage Ratio Report (as required by Section 7.11(c)), a monthly cash report, monthly accounts receivable and payable reports with agings and monthly inventory and equipment report, all in reasonable detail; and

     (d) such other financial reports as Lender may reasonably request from Borrower, including without limitation, annual projections, as approved by the Board of Directors of Borrower, for the Borrower’s next fiscal year to be delivered within 60 days after the end of each fiscal year of Borrower.

     6.02. Certificates, Notices and Other Information. Deliver to Lender, in form and detail satisfactory to Lender:

     (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a), (b) and (c) (as to (c) regarding the Asset Coverage Ratio only), a duly completed Compliance Certificate signed by a Senior Officer of Borrower;

     (b) to the extent Borrower (after the Closing Date) files or is required to file the below described reports, communications and/or statements, promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be

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required to file with the Securities and Exchange Commission under Sections 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to Lender pursuant hereto;

     (c) promptly after the occurrence thereof, notice of any Default or Event of Default;

     (d) notice of any change in accounting policies or financial reporting practices by Borrower or any Subsidiary that is material to Borrower or to Borrower and its Subsidiaries on a consolidated basis;

     (e) promptly after the commencement thereof, notice of any litigation, investigation or proceeding affecting Borrower where the reasonably expected damages to Borrower exceed the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief could reasonably be expected to have a Material Adverse Effect;

     (f) promptly after the occurrence thereof, notice of any Reportable Event with respect to any Plan or the intent to terminate any Plan, or the institution of proceedings or the taking or expected taking of any other action to terminate any Plan or withdraw from any Plan;

     (g) promptly after the occurrence thereof, notice of any Material Adverse Effect; and

     (h) promptly, such other data and information as from time to time may be reasonably requested by Lender. Notwithstanding any provision of this Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing, neither Borrower nor any of its Subsidiaries shall be required to disclose, permit the inspection, examination, photocopying or making extracts of, or discuss, any document, information or other matter that constitutes non-financial trade secrets or non-financial proprietary information. In no event shall Borrower or its Subsidiaries be required to make any disclosure to Lender, or its designated representative, that (i) is then prohibited by law or would result in a breach of any agreement binding on Borrower or any of its Subsidiaries that was not entered into by Borrower or any such Subsidiary for the purpose of concealing information from the Lender, or (ii) would, in the reasonable discretion of Borrower and its counsel, compromise attorney-client privilege.

     Each notice pursuant to this Section shall be accompanied by a statement of a Senior Officer of Borrower setting forth details of the occurrence referred to therein and, if applicable, stating what action Borrower has taken and proposes to take with respect thereto.

     6.03. Payment of Taxes and Claims. Pay and discharge when due all material Taxes, assessments, governmental charges, levies and claims for sums that have become due and payable, except for any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP.

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     6.04. Preservation of Existence. Preserve and maintain its existence, licenses, permits, rights, franchises and privileges necessary or desirable in the normal conduct of its business, except (i) as permitted by Section 7.03, or (ii) where failure to do so would not reasonably be expected to have a Material Adverse Effect.

     6.05. Maintenance of Properties. Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

     6.06. Maintenance of Insurance. Maintain liability and casualty insurance with responsible insurance companies satisfactory to the Lender in such amounts and against such risks as is customary for similarly situated businesses.

6.07.	Compliance With Laws.

(a) Comply with the requirements of all applicable Laws and orders of any

Governmental Authority including, without limitation, ERISA, Environmental Laws, the Anti-Money Laundering Laws, U.S. Economic Sanctions, and the Anti-Corruption Laws, noncompliance with which would reasonably be expected to have a Material Adverse Effect.

     (b) Conduct its operations and keep and maintain its property in material compliance with all Environmental Laws.

     (c) Prevent itself or any Affiliate from (i) becoming a Blocked Person, (ii) using any part of the proceeds of the Loan, directly or indirectly, to lend, contribute, provide, or otherwise make available to fund any activity or business with or related to any Blocked Peron or Sanctioned Country, or in any other manner that will result in any violation or breach by any Person of any U.S. Economic Sanctions and (iii) using any part of the proceeds of the Loan, directly or indirectly, for any payment to any payment to any governmental official or employee, political party, official of a political party, candidate for political officer, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Anti-Corruption Laws.

     6.08. Inspection Rights. Borrower shall permit Lender to perform an annual collateral field audit of Borrower’s Accounts/accounts receivable, inventory and equipment. In addition, at any time during regular business hours and as often as reasonably requested upon reasonable notice (but not more often than twice in a calendar year unless an Event of Default exists), permit Lender, or any employee, agent or representative thereof, to examine, audit and make copies and abstracts from Borrower’s records and books of account and to visit and inspect its properties, including, but not limited to, an annual collateral field audit on Borrower’s Accounts/accounts receivable and inventory, and to discuss its affairs, finances and accounts with any of its officers and key employees, and, upon request, furnish promptly to Lender true copies of all financial information and internal management reports made available to their board of directors (or any committee thereof). Borrower shall furnish to Lender such information concerning Borrower’s intellectual property (including, without limitation, application and registration numbers for any

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filings in connection with such intellectual property) as is reasonably necessary to permit Lender to perfect a security interest in such intellectual property. The rights granted pursuant to this Section 6.08 are subject to the limits set forth in Section 6.02(h) hereof.

     6.09. Keeping of Records and Books of Account. Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Borrower or any applicable Subsidiary.

     6.10. Compliance with ERISA. Cause, and cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

     6.11. Compliance With Agreements. Promptly and fully comply with all Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations (a) the nonperformance of which would not cause a Default or Event of Default, (b) then being contested by any of them in good faith by appropriate proceedings, or (c) if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

     6.12. Special Provisions re Identive Smartag Pte. Ltd. As of the Closing Date, Identive Smartag Pte. Ltd. is owned by the Borrower’s wholly-owned Subsidiary, SCM Microsystems (Asia) Pte. Ltd., a corporation formed under the laws of Singapore. Lender and Borrower agree that, notwithstanding the requirements of Section 4.01(a)(v) above, Borrower will not be required to deliver a pledge of 65% of the ownership interests in Identive Smartag Pte. Ltd. on the Closing Date; provided, however, that if at any time thereafter either:

(a) Identive Smartag Pte. Ltd. has $1,000,000 or more (or the U.S. Dollar equivalent thereof) located in an account (or accounts) not with Lender, or

(b) Identive Smartag Pte. Ltd. has assets with a total book value greater than 10% of the consolidated total assets of Borrower and its Subsidiaries, determined as of the end of the fiscal quarter immediately preceding the date of determination, then Borrower agrees that it shall (or shall cause its applicable Subsidiary to) within ninety (90) days (unless a longer period is agreed to by Lender) (i) pledge to Lender sixty-five percent (65%) of the ownership interests Identive Smartag Pte. Ltd. pursuant to a pledge agreement substantially in the form of the Stock Pledge Agreement; (ii) deliver to Lender the outstanding shares certificates (or other evidence of its equity) evidencing such pledged ownership interests; and (iii) take such further actions as Lender requests to perfect the security interest in such pledged ownership interests in Identive Smartag Pte. Ltd.

6.13.	Material Subsidiaries.

(a) In the event that Borrower or any Domestic Subsidiary creates or acquires (including, for the avoidance of doubt, pursuant to a Permitted Merger) a domestic Material Subsidiary, Borrower or such Domestic Subsidiary shall within forty-five (45) days

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(unless a longer period is agreed to by Lender) (i) cause such Material Subsidiary (aa) to execute and deliver a Guaranty, in form and substance satisfactory to Lender, in favor of Lender, and (bb) to execute and deliver a security agreement, substantially in the form of the Security Agreement, granting a security interest in its assets to secure the Guaranty; (ii) pledge to Lender the ownership interests of Borrower or such Domestic Subsidiary in such Material Subsidiary pursuant to a pledge agreement substantially in the form of the Stock Pledge Agreement; and (iii) deliver to Lender the outstanding share certificates to the extent such equity interest are certificated (or other evidence of its equity) evidencing such pledged ownership interests; provided, however, in no event shall (1) the aggregate amount of assets for all Domestic Subsidiaries that are not Guarantors and parties to a security agreement referred to in this subsection (a) exceed 20% of the total assets of Borrower and its Subsidiaries as of the last day of the most recent fiscal year of Borrower for which Borrower has delivered audited financial statements and (2) the aggregate amount of revenues for all Domestic Subsidiaries that are not Guarantors and parties to a security agreement exceed 20% of the total revenues of Borrower and its Subsidiaries for the most recent fiscal year of Borrower for which Borrower has delivered audited financial statements and Borrower or such Domestic Subsidiary shall, from time to time, cause such additional Domestic Subsidiaries to execute and deliver the documents referred to in this subsection (a) and comply with the other provisions of this subsection (a) as required to comply with this proviso.

     (b) In the event that Borrower or any Subsidiary creates or acquires (including, for the avoidance of doubt, pursuant to a Permitted Merger) a First Tier Foreign Subsidiary, then Borrower or such Subsidiary shall within ninety (90) days (unless a longer period is agreed to by Lender) (i) pledge to Lender sixty-five percent (65%) of the ownership interests in such foreign Material Subsidiary owned by Borrower or such Subsidiary pursuant to a pledge agreement substantially in the form of the Stock Pledge Agreement; (ii) deliver to Lender the outstanding shares certificates (or other evidence of its equity) evidencing such pledged ownership interests; and (iii) take such further actions as Lender requests to perfect the security interest in such pledged ownership interests.

     6.14. Use of Proceeds. (a) Use the proceeds of the Term Loan to refinance the Debt to be Repaid and for other lawful general corporate purposes, including capital expenditures and other expenses not otherwise in contravention of this Agreement, and (b) use the proceeds of the Revolving Loans solely for other lawful general corporate purposes, including working capital, capital expenditures and other expenses not otherwise in contravention of this Agreement.

     6.15. Post-Closing Requirement. Within thirty (30) days of the Closing Date, obtain an executed lien waiver (a “Landlord’s Agreement”) from One Morgan LLC, the lessor of the Borrower’s facility located at 1900-B Carnegie Avenue, Santa Ana, California 92705, in form and substance reasonably satisfactory to Lender, including, without limitation, (a) waiver of said lessor’s lien rights with respect to any property of the Loan Parties located thereon and (b) reasonable rights on entry for Lender (and its agents) to assemble and remove any Collateral located on such premises.

     6.16. Deposit Accounts. (a) At all times maintain its primary domestic deposit accounts, including the Designated Deposit Account, with Opus Bank, and (b) make reasonable

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commercial efforts to direct that all customer payments be paid into an account at Opus Bank; including those of Identive GmbH and Identive Smartag Pte. Ltd.

     6.17. Insurance. Cause the Lender to be named as loss payee on all property insurance policies, and the Lender to be named as additional insured on all liability insurance policies, obtained or maintained by or on behalf of Borrower or any of its Subsidiaries. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to the Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interests of the Lender shall not be impaired or invalidated by any act or neglect by Borrower or any of its Subsidiaries. If the Borrower fails to provide and pay for such insurance, the Lender may, at its option, but shall not be required to, procure the same and charge the Borrower therefor.

SECTION 7 NEGATIVE COVENANTS

     So long as any Obligations remain unpaid or unperformed or any Commitment remains outstanding, Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

     7.01. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except for the following (“Permitted Indebtedness”):

(a)	Indebtedness under the Loan Documents;

(b)	Indebtedness under the 1994 Settlement Agreement;

(c)	other Indebtedness outstanding on the date hereof and listed on

Schedule 7.01 and any refinancings, refundings, renewals or extensions thereof, provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to accrued but unpaid interest plus the premium or other amount paid, and fees and expenses incurred, in connection with such refinancing and by an amount equal to any utilized commitments thereunder, (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to Borrower and its Subsidiaries or the Lender than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and (iii) the weighted average life of the principal payments pursuant to such refinanced, refunded, renewed or extended Indebtedness shall be no shorter than the weighted average life of such payments pursuant to such Indebtedness immediately prior to such refinancing, refunding, renewal or extension;

(d)	Ordinary Course Indebtedness;

(e)	Indebtedness of Borrower and its Subsidiaries secured by Liens permitted by Section 7.02(c); provided that in each case, (i) such Indebtedness is incurred by such

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Person at the time of, or not later than six (6) months after, the acquisition by such Person of the property so financed, (ii) such Indebtedness does not exceed the purchase price of the property so financed, and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $500,000 at any time;

     (f) Indebtedness of Borrower and its Subsidiaries under initial or successive refinancings, refundings, renewals or extensions of any Indebtedness permitted by clause (e) above or this clause (f), provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to accrued but unpaid interest plus the premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, and (ii) the weighted average life of the principal payments pursuant to such refinanced, refunded, renewed or extended Indebtedness shall be no shorter than the weighted average life of such payments pursuant to such Indebtedness immediately prior to such refinancing, refunding, renewal or extension;

     (g) Indebtedness, arising not in the ordinary course of business, of Borrower to any of the Borrower’s Subsidiaries; Indebtedness of any of Borrower’s Subsidiaries to Borrower; or Indebtedness of any of Borrower’s Subsidiaries to any of the Borrower’s other Subsidiaries; provided that any such Indebtedness shall be unsecured and expressly subordinated to the indefeasible payment in full in cash of the Obligations on terms satisfactory to the Lender in its sole discretion;

     (h) other Indebtedness; provided that any such Indebtedness shall be unsecured and expressly subordinated to the indefeasible payment in full in cash of the Obligations on terms satisfactory to the Lender in its sole discretion;

     (i) Indebtedness incurred in connection with a Permitted Investment permitted by Sections 7.05(b) or 7.05(d) hereof; provided that such Indebtedness shall be unsecured unless permitted pursuant to Section 7.02(e) hereof; and

     (j) Other unsecured Indebtedness not included in subsections (a) through (i) above and not exceeding, in the aggregate outstanding principal amount at any time, $500,000.

     7.02. Liens. Incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (“Permitted Liens”):

     (a) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof;

(b)	Ordinary Course Liens;

(c)	Liens (i) upon or in any equipment and related software acquired (in either case that was not financed by Lender) or held by Borrower or any Subsidiary to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment and related software (including soft costs),

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(ii) existing on equipment of Borrower or any Subsidiary at the time of its acquisition, provided that such Lien is limited solely to the property so acquired and improvements thereon, and the proceeds of such equipment and (iii) or rights of a lessor under a Capital Lease;

     (d) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in the foregoing clauses (a) through (c) above, provided that the property covered thereby is not increased and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase;

     (e) Liens on the property or assets of any entity which becomes a Subsidiary of Borrower after the date of this Agreement pursuant to a Permitted Acquisition, provided that (i) such Liens exist at the time such entity became a Subsidiary or such assets were acquired, and (ii) such Liens were not created in contemplation of such acquisition by Borrower; and

     (f) Liens not otherwise permitted hereunder on the property or assets of Borrower and any of its Subsidiaries securing obligations in an aggregate outstanding amount not to exceed $500,000 at any time.

     7.03. Fundamental Changes. Merge or consolidate with or into any Person or liquidate, wind-up or dissolve itself, or permit or suffer any liquidation or dissolution or sell all or substantially all of its assets, except that:

     (a) any Subsidiary may merge with Borrower or a Guarantor, provided that Borrower or such Guarantor, as applicable, shall be the continuing or surviving corporation;

     (b) any Subsidiary may merge with any one or more other Subsidiaries, provided that if such Subsidiary is a Guarantor, such Subsidiary shall be the continuing or surviving corporation;

     (c) any Subsidiary may merge with any joint venture, partnership or other Person, so long as such joint venture, partnership and other Person will, as a result of making such merger and all other contemporaneous related transactions, become a Subsidiary and a Guarantor (if the Subsidiary which merged with such joint venture, partnership or other Person was a Guarantor);

     (d) any Subsidiary may sell or transfer all or substantially all of its assets (through voluntary liquidation, dissolution or winding up or otherwise), to Borrower or a Guarantor;

     (e) any Subsidiary that is not a Material Subsidiary may sell or transfer all or substantially all of its assets (through voluntary liquidation, dissolution or winding up or otherwise), to another Subsidiary;

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     (f) any Subsidiary that is not a Material Subsidiary may sell or transfer all or substantially all of its assets (through voluntary liquidation, dissolution or winding up or otherwise) to any Person so long as any Disposition resulting therefrom would be permitted under Section 7.04(a) or 7.04(c); and

     (g) any Subsidiary that is not a Material Subsidiary may merge or consolidate with or into any other Person or sell all or substantially all of its assets to the extent such transaction constitutes a Disposition otherwise permitted under Section 7.04(a) or 7.04(c) or constitutes an Investment otherwise permitted under Section 7.05(d) or Section 7.05(e).

     Each of items (a) through (h) above, a “Permitted Merger”. Provided, further that Borrower shall, and shall cause each of its Subsidiaries to, be in compliance with Section 6.13 immediately after any such Permitted Merger.

7.04.	Dispositions. Make any Dispositions, except:

	(a)	Ordinary Course Dispositions;

	(b)	Dispositions permitted by Section 7.03; and

	(c)	Dispositions not otherwise prohibited hereunder, provided that the aggregate book value of the property so disposed in any fiscal year shall not exceed $500,000 in the aggregate.

     7.05. Investments. Make any Investments, except for the following (“Permitted Investments”):

     (a) Investments existing on the Closing Date and listed on Schedule 7.05 attached hereto;

(b) Ordinary Course Investments;

(c) Investments permitted by Section 7.01 or Section 7.03;

(d) Investments made in connection with any Permitted Acquisition; and

     (e) Investments not otherwise prohibited hereunder, provided that the aggregate amount of such other Investments (less any return on any such Investments) does not at any time exceed $500,000.

7.06.	Restricted Payments. Make any Restricted Payments, except that:

(a) (i) Borrower may pay dividends or other distributions payable solely in shares of capital stock of Borrower or any Subsidiary, (ii) Borrower may make Restricted Payments to a Guarantor and (iii) a Subsidiary may make Restricted Payments to Borrower or a Guarantor;

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     (b) Borrower may distribute rights pursuant to a shareholder rights plan or redeem such rights, provided that such redemption is in accordance with the terms of such shareholder rights plan; and

     (c) Borrower may make Restricted Payments in connection with or pursuant to any of its (i) Employee Benefits Plans or in connection with the employment, termination or compensation of its service providers, employees, officers or directors, and (ii) to repurchase Equity Securities of the Borrower which a stockholder is selling whether such repurchase is pursuant to a repurchase right or otherwise, provided, however, that with respect to (c)(ii) above, such Restricted Payments may not exceed $500,000 in the aggregate in any calendar year.

     7.07. ERISA. Engage in any transaction which could be subject to Sections 4069 or 4212(c) of ERISA, or permit any Pension Plan to (a) engage in any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), which, with respect to each event listed above, has a Material Adverse Effect.

     7.08. Change in Nature of Business. Engage, either directly or indirectly through Affiliates, in any line of business other than the lines of business in which Borrower or such Subsidiary is engaged as of the Closing Date and any other business substantially similar or related thereto (or incidental thereto); or cease to conduct business in the manner conducted by Borrower or such Subsidiary as of the Closing Date.

     7.09. Transactions with Affiliates. Enter into or permit to exist any transaction of any kind with any Affiliate of Borrower (excluding transactions between Borrower or any Guarantor or among Guarantors) other than arm’s-length transactions with Affiliates that are otherwise permitted hereunder, except:

     (a) reasonable and customary fees in the industry paid to members of the board of directors (or similar governing body) of the Borrower or its Subsidiaries;

     (b) reasonable compensation arrangements and benefit plans for officers and employees of the Borrower and its Subsidiaries entered into or maintained in the ordinary course of business, provided that such transactions in no instance shall have a Material Adverse Effect on Borrower or any Subsidiary as of the date entered into by Borrower or a Subsidiary, as applicable; and

(c) Permitted Investments in Subsidiaries.

     7.10. Certain Indebtedness Payments; Amendments to Documents. (a) Pay, prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof (i) any Indebtedness under the 1994 Settlement Agreement, or (ii) during any period when an Event of Default has occurred and is continuing, any Indebtedness of Borrower and its Subsidiaries; or (b) amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Indebtedness under the 1994 Settlement Agreement.

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7.11.	Financial Covenants.

(a) Tangible Net Worth. Permit the sum of the Consolidated Tangible Net

Worth plus the amount shown on the Borrower’s current balance sheet for the 1994 Settlement Agreement to be less than the sum of $7,950,000 plus, an amount equal to 50% of the amount of any Cash proceeds from any equity or Subordinated Debt issued by the Borrower after the Closing Date as of the end of any fiscal quarter of the Borrower measured quarterly beginning at the end of the fiscal quarter ending March 31, 2014 up to and including the fiscal quarter ending December 31, 2014.

     (b) Maximum Senior Leverage Ratio. Permit the Senior Leverage Ratio to be greater than 2.50 to 1.00 at all times beginning at the end of the fiscal quarter ending March 31, 2015.

     (c) Minimum Asset Coverage Ratio. Permit the Asset Coverage Ratio (measured monthly beginning at the end of the first full month after the Closing Date) to be less than 1.10 to 1.00 at all times.

     7.12. Accounting Changes. Without the Lender’s written consent, which shall not be unreasonably withheld, change (i) its fiscal year, or (ii) its accounting practices except as permitted by GAAP, in each case, except to the extent required in order to conform the fiscal year or accounting practices of a Subsidiary to those of Borrower.

     7.13. Organization Documents. Amend or modify its Organization Documents in a manner adverse to the Lender with respect to the Obligations, the Warrants or the Collateral.

     7.14. Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement, the other Loan Documents and Indebtedness of foreign Subsidiaries permitted pursuant to Section 7.01) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to Borrower or any Guarantor or otherwise transfer property to Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of Borrower or (iii) of Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, except with respect to specific property encumbered to secure payment of particular Indebtedness incurred to finance the acquisition thereof and permitted pursuant to Section 7.01(e); or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

SECTION 8 EVENTS OF DEFAULT AND REMEDIES

     8.01. Events of Default. Any one or more of the following events shall constitute an Event of Default:

     (a) Borrower fails to pay any principal on any Outstanding Obligation (other than fees) as and on the date when due; or

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(b)	Borrower fails to pay any interest on any Outstanding Obligation or fails to pay any other fee or amount payable to Lender under any Loan Document within five

(5)	Business Days after the date due; or

(c) Any default occurs in the observance or performance of any agreement contained in Section 7; or

     (d) Any default occurs in the observance or performance of any agreement contained in Section 6.01 and such default continues for ten (10) Business Days after receipt of Lender’s written notice informing Borrower that delivery of an item is late; or

     (e) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or Borrower or any Subsidiary fails to perform or observe any other covenant or agreement (not specified in subsections (a), (b) (c) or (d) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt of Lender’s written notice; or

     (f) Any representation or warranty of any Loan Party in any Loan Document proves to have been incorrect in any material respect when made or deemed made; or

     (g) (i) Borrower or any Material Subsidiary (x) defaults in any payment when due of principal of or interest on any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount in excess of the Threshold Amount which remains uncured beyond any applicable cure period, or (y) defaults in the observance or performance of any other agreement or covenant relating to any Indebtedness (other than Indebtedness hereunder) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, any Guaranty Obligation in excess of the Threshold Amount to become payable or cash collateral in respect thereof to be demanded on account of such default or other event, provided, however, upon the cure or waiver of the default with respect to such Indebtedness or Guaranty Obligation, the Event of Default under this Section 8.01(g) shall be automatically cured; provided, further, that such cure hereunder shall be permitted no more than twice during the term of this Agreement; or (ii) Borrower is unable or admits in writing its inability to pay its debts generally as they mature; or

     (h) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of Lender or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or Borrower or any Guarantor denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

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     (i) (i) A final judgment against Borrower or any Material Subsidiary is entered for the payment of money in excess of the Threshold Amount, or any non-monetary final judgment is entered against Borrower or any Material Subsidiary which has a Material Adverse Effect and, in each case if such judgment remains unsatisfied without procurement of a stay of execution within thirty (30) calendar days after the date of entry of judgment; or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person representing an obligation for the payment of money which is (singly or in the aggregate with all other such writs or warrants or similar process) in excess of the Threshold Amount and is not released, vacated or fully bonded (A) within thirty (30) calendar days after its issue or levy or (B) if earlier, five (5) days prior to the date of any proposed sale; or

     (j) Borrower or any of its Material Subsidiaries institutes or consents to the institution of any proceeding under Debtor Relief Laws, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under Debtor Relief Laws relating to any such Person or to all or any part of its property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

     (k) (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds the Threshold Amount; or (iii) Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

     (l) There occurs (i) any Change of Control, or (ii) any event relating to a change in the corporate ownership, control or governance of Borrower or any Subsidiary as issuer (“Issuer”) of any notes, bonds, debentures, Indebtedness under the 1994 Settlement Agreement or other debt securities, the result of which is to cause Indebtedness evidenced by any such notes, bonds, debentures, the 1994 Settlement Agreement or other debt securities to be subject to mandatory redemption or repurchase by Issuer, provided the outstanding amount of such outstanding Indebtedness exceeds the Threshold Amount.

     8.02. Certain Financial Covenant Defaults. In the event that, after taking into account any extraordinary charge to earnings taken or to be taken as of the end of any fiscal period of Borrower (a “Charge”), and if solely by virtue of such Charge, there would exist an

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Event of Default due to breach of Section 7.11 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (i) the date after such fiscal period end date on which Borrower announces publicly it will take, is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC, if applicable) or, if such announcement is made prior to such fiscal period end date, the date that is such fiscal period end date, and (ii) the date Borrower delivers to Lender its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken.

     8.03. Remedies Upon Event of Default. Without limiting any other rights or remedies of Lender provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

     (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 8.01(j): Lender may terminate the Commitments and/or declare all or any part of the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower; and/or

(b)	Upon the occurrence of any Event of Default described in Section 8.01(j): (i) the Commitments and all obligations of Lender shall automatically terminate without notice to or demand upon Borrower, which are expressly waived by Borrower; and

     (ii) the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be immediately due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

     (c) Upon the occurrence of any Event of Default, Lender, without notice to (except as expressly provided for in any Loan Document) or demand upon Borrower, which are expressly waived by Borrower (except as to notices expressly provided for in any Loan Document), may proceed to protect, exercise and enforce its rights and remedies under the Loan Documents against Borrower and its Subsidiaries and such other rights and remedies as are provided by Law or equity (including, without limitation, the provisions of the applicable Uniform Commercial Code).

     (d) The order and manner in which Lender’s rights and remedies are to be exercised shall be determined by Lender in its sole and absolute discretion. Regardless of how Lender may treat payments for the purpose of its own accounting, for the purpose of computing the Obligations hereunder, payments shall be applied first, to costs and expenses (including Attorney Costs) incurred by Lender, second, to the payment of accrued and unpaid interest on the Loans to and including the date of such application, third, to the payment of the unpaid principal of the Loans, and fourth, to the payment of

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all other amounts (including fees) then owing to Lender under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Lender hereunder or thereunder or at Law or in equity.

SECTION 9 MISCELLANEOUS

     9.01. Amendments; Consents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, no consent to any departure by Borrower or any Subsidiary therefrom and no release of collateral in which Lender has a security interest prior to payment in full of the Obligations (other than contingent indemnification obligations) shall be effective unless in writing signed Lender, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification or supplement to this Agreement or any other Loan Documents shall be effective unless made in writing and signed by Borrower.

9.02.	Transmission and Effectiveness of Communications and Signatures.

(a) Modes of Delivery. Except as otherwise provided in any Loan

Document, notices, requests, demands, directions, agreements and documents delivered in connection with the Loan Documents (collectively, “communications”) shall be transmitted by Requisite Notice to the number and address set forth on Schedule 9.02, may be delivered by the following modes of delivery, and shall be effective as follows:

Mode of Delivery	Effective on earlier of actual receipt and:
Courier:	Scheduled delivery date
Facsimile:	When transmission in legible form complete
Mail:	Fourth Business Day after deposit in U.S. mail first
class postage pre-paid
Personal delivery:	When received
Telephone:	When conversation completed

provided, however, that communications delivered to Lender pursuant to Section 2 must be in writing and shall not be effective until actually received by Lender.

     (b) Reliance by Lender. Lender shall be entitled to rely and act on any communications purportedly given by or on behalf of Borrower even if (i) such communications (A) were not made in a manner specified herein, (B) were incomplete or (C) were not preceded or followed by any other notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any subsequent related communications provided for herein. Borrower shall indemnify Lender from any loss, cost, expense or liability as a result of relying on any communications permitted herein.

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     (c) Effectiveness of Facsimile Documents and Signatures. Documents and agreements delivered from time to time in connection with the Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as hardcopies with manual signatures and shall be binding on Borrower and Lender. Lender may also request that any such documents and signature be confirmed by a manually-signed hardcopy thereof; provided, however, that the failure to request or deliver any such manually-signed hardcopy shall not affect the effectiveness of any facsimile documents or signatures.

     9.03. Attorney Costs, Expenses and Taxes. Borrower agrees (a) to pay or reimburse Lender for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of the Loan Documents, and the development, preparation, negotiation and execution of any amendment, waiver, consent, supplement or modification to, any Loan Documents, and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby (including the performance by Lender of collateral field audits and inspections pursuant to Section 6.08), including all reasonable Attorney Costs, and (b) to pay or reimburse Lender for all costs and expenses incurred in connection with any refinancing, restructuring, reorganization (including a bankruptcy reorganization), collection and enforcement or attempted enforcement, or preservation of any rights under any Loan Documents, and any other documents prepared in connection herewith or therewith, or in connection with any refinancing, or restructuring of any such documents in the nature of a “workout” or of any insolvency or bankruptcy proceeding, including Attorney Costs. The foregoing costs and expenses shall include all reasonable search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Lender and the cost of independent public accountants and other outside experts retained by Lender. Such costs and expenses shall also include administrative costs of Lender reasonably attributable to the administration of the Loan Documents. Any amount payable by Borrower under this Section shall bear interest from the tenth day following the date of demand for payment at the Default Rate, unless waived by Lender. The agreements in this Section shall survive repayment of all Obligations and the termination of all Commitments.

9.04.	Binding Effect; Assignment.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Lender may from time to time sell all or any portion of the Loans, the Commitments and the Loan Documents (or any interest therein) and may grant participations in the Loan; provided, however that, so long as no Default or Event of Default has occurred and is continuing, Borrower must consent to any such sale, which consent shall not be unreasonably withheld, delayed or conditioned. Any Person to whom Lender sells all or any portion of the Loans or Commitments shall be deemed to be a “Lender” for purposes hereof. Borrower agrees to cooperate with Lender’s efforts to do any of the foregoing and to execute all documents reasonably required by Lender in connection therewith which do not materially adversely affect Borrower’s rights under the Loan Documents.

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     (b) Certain Pledges. Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto.

     9.05. Set-off. In addition to any rights and remedies of Lender or any assignee or participant of Lender or any Affiliate thereof (each, a “Proceeding Party”) provided by law, upon the occurrence and during the continuance of any Event of Default, each Proceeding Party is authorized at any time and from time to time, without prior notice to Borrower, any such notice being waived by Borrower to the fullest extent permitted by law, to proceed directly, by right of set-off, banker’s lien, or otherwise, against any assets of Borrower and its Subsidiaries which may be in the hands of such Proceeding Party (including all general or special, time or demand, provisional or other deposits and other indebtedness owing by such Proceeding Party to or for the credit or the account of Borrower) and apply such assets against the Obligations, irrespective of whether such Proceeding Party shall have made any demand therefor and although such Obligations may be unmatured. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

9.06.	[Reserved].

9.07.	[Reserved].

9.08.	No Waiver; Cumulative Remedies.

(a) No failure by Lender to exercise, and no delay by Lender in exercising,

any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     (b) The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Any decision by Lender not to require payment of any interest (including Default Interest), fee, cost or other amount payable under any Loan Document or to calculate any amount payable by a particular method on any occasion shall in no way limit or be deemed a waiver of Lender’s right to require full payment thereof, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

     9.09. Usury. Notwithstanding anything to the contrary contained in any Loan Document, the interest and fees paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If Lender shall receive interest or a fee in an amount that exceeds the Maximum Rate, the excessive interest or fee shall be applied to the principal of the Outstanding Obligations or, if it exceeds the unpaid principal, refunded to Borrower. In determining whether the interest or a

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fee contracted for, charged, or received by Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

     9.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.11. Integration. This Agreement, together with the other Loan Documents and any letter agreements referred to herein, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of Lender in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     9.12. Nature of Lender’s Obligations. Nothing contained in this Agreement or any other Loan Document and no action taken by Lender pursuant hereto or thereto may, or may be deemed to, make Lender a partnership, an association, a joint venture or other entity, either with Borrower or any Affiliate of Borrower.

     9.13. Survival of Representations and Warranties. All representations and warranties made hereunder and in any Loan Document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery thereof but shall terminate upon the termination of this Agreement and all Commitments and the payment in full in cash of all Outstanding Obligations. Such representations and warranties have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on its behalf.

     9.14. Indemnity by Borrower. Borrower agrees to indemnify, defend, save and hold harmless Lender and its respective Affiliates, directors, officers, agents, attorneys and employees (collectively, the “Indemnitees”) from and against: (a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against Borrower, any of its Affiliates or any its officers or directors; (b) any and all claims, demands, actions or causes of action arising out of or relating to, the Loan Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Loan, property that is the subject of any Material Lease or any other collateral given to secure the obligations of Borrower under this Agreement, or the relationship of Borrower and Lender under this Agreement; (c) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) or (b) above; and (d) all liabilities, claims, actions, loss, damages, including, without limitation, foreseeable and unforeseeable consequential

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damages, costs and expenses (including sums paid in settlement of claims and all consultant, expert and legal fees and expenses of Indemnitees' counsel) directly or indirectly arising out of or resulting from any Hazardous Substance being present at any time in or around any part of the property that is the subject of any Material Lease, or in the soil, groundwater or soil vapor on or under the property that is the subject of any Material Lease, including those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, or any resulting damages or injuries to the person or property of any third parties or to any natural resources; (e) any and all liabilities, losses, costs or expenses (including Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding, including those liabilities caused by an Indemnitee’s own negligence (all the foregoing, collectively, the “Indemnified Liabilities”); provided that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. This Section 9.14 shall survive termination of this Agreement.

9.15. Nonliability of Lender. Borrower acknowledges and agrees that:

     (a) Any inspections of any property of Borrower made by or through Lender are for purposes of administration of the Loan Documents only, and Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of Borrower);

     (b) By accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the Loan Documents, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Lender;

     (c) The relationship between Borrower and Lender is, and shall at all times remain, solely that of borrower and lender; Lender shall not under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or its Affiliates, or to owe any fiduciary duty to Borrower or its Affiliates; Lender does not undertake or assume any responsibility or duty to Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrower or its Affiliates of any matter in connection with their property or the operations of Borrower or its Affiliates; Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any other Person is entitled to rely thereon; and

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     (d) Lender shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to property caused by the actions, inaction or negligence of Borrower and/or its Affiliates and Borrower hereby indemnifies and holds Lender harmless from any such loss, damage, liability or claim.

     9.16. No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower and Lender in connection with the Loans, and is made for the sole benefit of Borrower and Lender, and Lender’s successors and assigns, and no other Person shall have any rights of any nature hereunder or by reason hereof.

     9.17. Severability. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.18. Confidentiality. Lender shall use any confidential non-public information concerning Borrower and its Subsidiaries that is furnished to Lender by or on behalf of Borrower and its Subsidiaries in connection with the Loan Documents (collectively, “Confidential Information”) solely for the purpose of evaluating and providing products and services to them and administering and enforcing the Loan Documents, and it will hold the Confidential Information in confidence. Notwithstanding the foregoing, Lender may disclose Confidential Information (a) to their Affiliates or any of their or their Affiliates’ directors, officers, employees, advisors, or representatives (collectively, the “Representatives”) whom it determines need to know such information for the purposes set forth in this Section and who are bound to obligations of confidentiality; (b) to any bank or financial institution or other entity to which Lender has assigned or desires to assign an interest or participation in the Loan Documents or the Obligations, provided that any such foregoing recipient of such Confidential Information agrees to keep such Confidential Information confidential as specified herein; (c) to any governmental agency or regulatory body having or claiming to have authority to regulate or oversee any aspect of Lender’s business or that of its Representatives in connection with the exercise of such authority or claimed authority; (d) to the extent necessary or appropriate to effect or preserve Lender’s or any of their Affiliates’ security (if any) for any Obligation or to enforce any right or remedy or in connection with any claims asserted by or against Lender or any of their Representatives under the Loan Documents; and (e) pursuant to any subpoena or any similar legal process so long as Borrower is, or has been, given notice of such legal process and the opportunity to seek a protective order; provided that any such recipient of such Confidential Information agrees to keep such Confidential Information confidential as specified herein. For purposes hereof, the term “Confidential Information” shall not include information that (x) is in Lender’s possession prior to its being provided by or on behalf of the Borrower, provided that such information is not known by Lender to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, Borrower, (y) is or becomes publicly available (other than through a breach hereof by Lender), or (z) becomes available to Lender on a non-confidential basis, provided that the source of such information was not known by Lender to be bound by a confidentiality agreement or other legal or contractual obligation of

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confidentiality with respect to such information. This Section 9.18 shall survive termination of this Agreement.

     9.19. Further Assurances. Borrower and its Subsidiaries shall, at their expense and without expense to Lender, do, execute and deliver such further acts and documents as Lender from time to time reasonably requires for the assuring and confirming unto Lender of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document (including, without limitation, any matters set forth in any supplement agreement regarding post-closing deliveries or filings entered into with the Lender).

     9.20. Headings. Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

9.21.	Time of the Essence. Time is of the essence of the Loan Documents.

9.22.	Governing Law.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER AND LENDER EACH CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. BORROWER AND LENDER EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED HERETO. BORROWER AND LENDER EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     9.23. Patriot Act Notification. Lender hereby notifies Borrower (and each Subsidiary) that, pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies Borrower (and, to the extent requested, each Subsidiary), which information includes the name and address of Borrower (and, to the extent requested, each Subsidiary) and other information that will allow Lender to identify Borrower (and, to the extent requested, each Subsidiary) in accordance with the USA Patriot Act.

Identive Group, Inc.

Credit Agreement

     9.24. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     9.25. Judicial Reference Waiver of Jury Trial. In all the Loan Documents the sections regarding “Jury Trial Waiver” are hereby deleted in their entirety and all claims in connection with the Loan Documents shall be determined by a consensual general judicial reference, pursuant to the provisions of California Code of Civil Procedure §§ 638 et seq., as such statutes may be amended or modified from time to time, and as more fully set forth in

Exhibit E.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

IDENTIVE GROUP, INC., a Delaware corporation, as Borrower

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer

OPUS BANK, as Lender

By: /s/ Kevin McBride Name: Kevin McBride Its: Managing Director

WEST\247698533. 2S-1

Identive Group, Inc.

Credit Agreement

EXHIBIT A

FORM OF NOTICE OF BORROWING

Date: March 31, 2014

To:	OPUS BANK,
as Lender

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of March 31, 2014 between IDENTIVE GROUP, INC., a Delaware corporation (“Borrower”), and OPUS BANK, a California Commercial Bank, as Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), the terms defined therein being used herein as therein defined).

The undersigned hereby requests a Borrowing of the Loan:

1.	On March 31, 2014

2.	Consisting of a Term Loan in the amount of $10,000,000 and a Revolving Loan in the amount of $4,000,000.

     The foregoing request complies with the requirements of Section 2.01 of the Agreement. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the above date, before and after giving effect to the Loan:

     (a) The representations and warranties made by Borrower in Section 5 of the Agreement are and will be correct on and as of the date of this Loan, except to the extent that such representations and warranties specifically refer to any earlier date; and

     (b) No Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the Loan.

IDENTIVE GROUP, INC., a Delaware corporation, as the Borrower

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer

Credit Agreement

Identive Group, Inc.

Credit Agreement

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:
______________
, ___

To:	OPUS BANK,
as Lender

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of March 31, 2014, by and between IDENTIVE GROUP, INC., a Delaware corporation (the “Borrower”) and OPUS BANK, a California Commercial Bank, as Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined).

     The undersigned Responsible Officer hereby certifies as of the date hereof that [he/she] is the [Senior Officer] of Borrower, and that, as such, [he/she] is authorized to execute and deliver this Certificate to Lender on the behalf of Borrower, and that:

     [1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.] [Use for fiscal year-end Financial Statements]

     [1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and changes in financial position of Borrower and its Subsidiaries in accordance with GAAP as at such date and for such periods, subject only to normal year-end audit adjustments and the absence of footnotes.] [Use for fiscal quarter-end Financial Statements]

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and conditions (financial or otherwise) of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. A review of the activities of Borrower and its Subsidiaries during such fiscal period has been made under my supervision with a view to determining whether during such fiscal period each of Borrower and its Subsidiaries performed and observed all its respective Obligations under the Loan Documents, and to the best knowledge of the undersigned during such fiscal period, Borrower and its Subsidiaries performed and observed each covenant and condition of the Loan Documents applicable to it.

Credit Agreement

B-1

Form of Compliance Certificate

WEST\247698533.2

Identive Group, Inc.

Credit Agreement

     4. The following financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
_______________
.

IDENTIVE GROUP, INC., a Delaware corporation, as the Borrower

By: ____________________________________ Name: Its:

Credit Agreement

B-2

Form of Compliance Certificate

WEST\247698533.2

Identive Group, Inc.

Credit Agreement

For the Quarter ended
___________________
(“Statement Date”)

SCHEDULE 2 to the Compliance Certificate

I.	Section 7.11(a) – Tangible Net Worth

A.	Consolidated Tangible Net Worth:

B.	The amount shown on the

Borrower’s current balance sheet for the 1994 Settlement Agreement

C.	Sum of Line I.A plus Line I.B.

D.	$7,950,000

E.	50% of the amount of any Cash proceeds from any equity or Subordinated Debt issued by the Borrower after the Closing Date::

F.	Sum of Line I.D plus Line I.E.

Is Line I.C greater than Line I.F?

[Yes/No]

II.	Section 7.11(b) – Maximum Senior Leverage Ratio

A.	Senior Indebtedness:

Fiscal	Fiscal	Fiscal	Fiscal	Four
Quarter	Quarter	Quarter	Quarter	Fiscal
Ending	Ending	Ending	Ending	Quarters
Ending
__/__/__	__/__/__	__/__/__	__/__/__
__/__/__

$ ______

$ ______

$ ______

$ ______ $ _______

$ ______

$ ______

$ ______

$ ______ $ _______

Credit Agreement

B-3

Form of Compliance Certificate

Identive Group, Inc.

Credit Agreement

B.	Consolidated EBITDA (each only to the extent they have been deducted in calculating Consolidated Net Income)

1. Consolidated Net Income, provided that there shall be excluded from such Consolidated Net Income the following: (i) all gains and all losses realized by Borrower and its

Subsidiaries upon the sale or other
disposition (including, without
limitation, pursuant to sale and
leaseback transactions) of property
or assets that are not sold or
otherwise disposed of in the ordinary
course of business, or pursuant to the
sale of any capital stock held by
Borrower or any Subsidiary; and (ii)
all items of gain or income that are
properly classified as extraordinary
in accordance with GAAP or are
unusual or non-recurring

2.	Consolidated Interest Charges: The sum of:

(a)	all interest, premium payments,
	fees,	charges	and related
expenses payable by Borrower
and its Subsidiaries in connection
with borrowed money (including
	capitalized		interest) or in
connection with the deferred
purchase price of assets, in each
case to the extent treated as
interest in accordance with
GAAP, and

Credit Agreement

B-4

Form of Compliance Certificate

Identive Group, Inc.

Credit Agreement

(b)	the portion of rent payable by

Borrower and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP

	3.	The amount of Taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income:

	4.	The amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, including any impairment of intangible/goodwill as defined under
	Financial	Accounting	Standards
	Board	Accounting	Standards
Codification 350, 360-10 or 360-20:

5.	Consolidated EBITDA (Sum of			$ ______	$ ______	$ ______	$ ______	$ _______
Lines II.B.1 through II.B.4):

6.	The change to deferred revenue from
the beginning of such period to the
end of such period:

7.	Adjusted	Consolidated	EBITDA	$ ______	$ ______	$ ______	$ ______	$ _______
(Line II.B.5 plus Line II.B.6):

C.	Senior Leverage Ratio (Line II.A.
	divided by Line II.B.7):				to	to	to	to
				to 1.00	1.00	1.00	1.00	1.00

Minimum Permitted:

2.50 to 1.00

Credit Agreement	B-5
Form of Compliance Certificate

Identive Group, Inc.

Credit Agreement

III.	Section 7.11(c) – Minimum Asset	Fiscal
	Coverage Ratio	Month
Ending

__/__/__

A.	Sum of:
1.	Cash held in the Designated Deposit
Account:

2.	Cash held in any account at Union
Bank (so long as such account(s) and
Cash are subject to a Deposit
Account Control Agreement):

3.	Eligible Receivables:

4.	Sum of Line III.A.I through III.A.3:

B.	Indebtedness outstanding under the
Agreement:

C.	Asset Coverage Ratio (Line III.A.4
	divided by Line III.B.):	to 1.00

Minimum Permitted:

1.10 to 1.00

In Compliance for the Fiscal Month ended
______________
? Yes
______
No____

Credit Agreement

B-6

Form of Compliance Certificate

Identive Group, Inc.

Credit Agreement

EXHIBIT C-1 FORM OF NOTE (TERM LOAN)

TERM NOTE

USD$10,000,000

March 31, 2014

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of OPUS BANK, a California Commercial Bank (the “Lender”), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of TEN MILLION DOLLARS AND NO/100 (USD$10,000,000), or such lesser principal amount of the Term Loan (as defined in the Credit Agreement referred to below) payable by Borrower to Lender on such Maturity Date under that certain Credit Agreement, dated as of March 31, 2014, between IDENTIVE GROUP, INC., a Delaware corporation (the “Borrower”), and Opus Bank, as Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined).

     Borrower shall make scheduled principal payments on this Note as set forth in Section 2.03(b) of the Credit Agreement. Borrower shall also make such prepayments on this Note as are required by Section 2.02(b) of the Credit Agreement.

     Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of the Term Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     All payments of principal and interest shall be made to Lender for the account of Lender in United States dollars in immediately available funds at Lender’s payment office.

     If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

     This Note is one of the “Notes” referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, Events of Default and the right of Lender to accelerate the maturity hereof upon the occurrence of such Events of Default. The Term Loan shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Term Loan and payments with respect thereto.

     Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

     Borrower agrees to pay all reasonable collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Lender in connection with the collection or enforcement of this Note.

Credit Agreement

C-1-1

Form of Note (Term Loan)

WEST\247698533.2

Identive Group, Inc.

Credit Agreement

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

IDENTIVE GROUP, INC., a Delaware corporation, as Borrower

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer

Credit Agreement

C-1-2

Form of Note (Term Loan)

WEST\247698533.2

Identive Group, Inc.

Credit Agreement

LOANS AND PAYMENTS WITH RESPECT THERETO

Amount of
		Principal	Outstanding
	End of	or Interest	Principal
	Interest	Paid This	Balance This	Notation
Date	Period	Date	Date	Made by

Credit Agreement

C-1-3

Form of Note (Term Loan)

WEST\247698533.2

Identive Group, Inc.

Credit Agreement

EXHIBIT C-2 FORM OF NOTE (REVOLVING LOANS)

NOTE

USD$10,000,000

March 31, 2014

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of OPUS BANK, a California commercial bank (the “Lender”), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of TEN MILLION AND NO/100 DOLLARS (USD$10,000,000.00), or such lesser principal amount of the Revolving Loans (as defined in the Credit Agreement referred to below) payable by Borrower to Lender on the Maturity Date under that certain Credit Agreement, dated as of March 31, 2014, between IDENTIVE GROUP, INC., a Delaware corporation (the “Borrower”), and Opus Bank, as Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined).

     Borrower shall make such prepayments on this Note as are required by Section 2.02(b) of the Credit Agreement.

     Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date such Revolving Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     All payments of principal and interest shall be made to Lender for the account of Lender in United States dollars in immediately available funds at Lender’s payment office.

     If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

     This Note is one of the “Notes” referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, Events of Default and the right of Lender to accelerate the maturity hereof upon the occurrence of such Events of Default. The Revolving Loans shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Revolving Loans and payments with respect thereto.

     Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

     Borrower agrees to pay all reasonable collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Lender in connection with the collection or enforcement of this Note.

Credit Agreement

C-2-1

Form of Note (Revolving Loans)

Identive Group, Inc.

Credit Agreement

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

IDENTIVE GROUP, INC., a Delaware corporation, as Borrower

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer

Credit Agreement

C-2-2

Form of Note (Revolving Loans)

Identive Group, Inc.

Credit Agreement

LOANS AND PAYMENTS WITH RESPECT THERETO

Amount of
		Principal	Outstanding
	End of	or Interest	Principal
	Interest	Paid This	Balance This	Notation
Date	Period	Date	Date	Made by

Credit Agreement

C-2-3

Form of Note (Revolving Loans)

Identive Group, Inc.

Credit Agreement

EXHIBIT D FORM OF WARRANT

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT

To Purchase Shares of Common Stock of

IDENTIVE GROUP, INC.

Dated as of March 31, 2014 (the “Effective Date”)

     WHEREAS, Identive Group, Inc., a Delaware corporation, has entered into a Credit Agreement, dated as of March 31, 2014 (the “Credit Agreement”), with Opus Bank, a California commercial bank (each of Opus Bank and its successors and assigns is referred to herein as the “Warrantholder”); and

     WHEREAS, the Company (as defined below) desires to grant to Warrantholder, in consideration for, among other things, the financial accommodations provided for in the Credit Agreement, the right to purchase shares of Common Stock (as defined below) pursuant to this Warrant (this “Warrant”).

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering the Credit Agreement and providing the financial accommodations contemplated therein, and in consideration of the mutual covenants and agreements contained herein, the Company and the Warrantholder agree as follows:

SECTION 1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK.

     For value received, the Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, up to 1,000,000 fully paid and non-assessable shares of the Common Stock (as defined below). As used herein, the following terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended.

     “Company” means Identive Group, Inc., a Delaware corporation, and any successor or surviving entity that assumes the obligations of the Company under this Warrant pursuant to Section 8(a).

“Charter” means the Company’s Certificate of Incorporation, as may be amended from time to time. “Common Stock” means the Company’s common stock, $0.001 par value per share; “Exercise Price” means $0.99 per share, subject to adjustment pursuant to Section 8.

     “Purchase Price” means, with respect to any exercise of this Warrant, an amount equal to the Exercise Price as of the relevant time multiplied by the number of shares of Common Stock requested to be exercised under this Warrant pursuant to such exercise.

SECTION 2. TERM OF THE WARRANT.

Credit Agreement	D-1
Form of Warrant

Identive Group, Inc.

Credit Agreement

(a) Except as otherwise provided for herein, the term of this Warrant and the right to purchase Common

Stock as granted herein shall commence on the Effective Date and shall be exercisable through the date which is five

(5)	years from the Effective Date, inclusive.

(b) In the event of an Acquisition, this Warrant shall terminate and no longer be exercisable as of the closing of such Acquisition. At least twenty (20) days prior to the consummation of an Acquisition, the Company shall give to the Warrantholder notice of the proposed Acquisition and afford the Warrantholder an opportunity to exercise this Warrant in accordance with the terms and conditions hereof. For the purpose of this Warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power.

SECTION 3. EXERCISE OF THE PURCHASE RIGHTS.

     (a) Exercise. The purchase rights set forth in this Warrant are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the “Notice of Exercise”), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the Purchase Price in accordance with the terms set forth below, and in no event later than three (3) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Common Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the “Acknowledgment of Exercise”) indicating the number of shares which remain subject to future purchases, if any.

     Except as provided in the following sentence, each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in the paragraph above. Notwithstanding the foregoing, if an exercise of all or any portion of this Warrant is being made in connection with (i) a proposed Acquisition, (ii) a proposed issuance or sale of, or dividend or distribution in respect of, capital stock or any other securities of the Company, or (iii) a proposed transfer of capital stock or other securities of the Company, then, at the election of the Warrantholder, such exercise may be conditioned upon the consummation of such public offering, Acquisition, issuance, sale, dividend, distribution or transfer, in which case (A) such exercise shall be effective concurrently with the consummation of such public offering, Acquisition, issuance, sale, dividend, distribution or transfer, and (B) appropriate modifications will be made to the Notice of Exercise to reflect the conditionality specified in this sentence.

     The Purchase Price may be paid at the Warrantholder’s election either (i) by cash or check, or (ii) by surrender of all or a portion of the Warrant for shares of Common Stock to be exercised under this Warrant and, if applicable, an amended Warrant representing the remaining number of shares purchasable hereunder, as determined below (“Net Issuance”). If the Warrantholder elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

X = Y(A-B)
A
Where:	X =	the number of shares of Common Stock to be issued to the Warrantholder.
	Y =	the number of shares of Common Stock requested to be exercised under this
Warrant.
	A =	the fair market value of one (1) share of Common Stock at the time of issuance of such shares of Common Stock.
	B =	the Exercise Price.

Credit Agreement		D-2
Form of Warrant

Identive Group, Inc.

Credit Agreement

     For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

     (i) if the Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a five (5) day period ending three days before the day the current fair market value of one (1) share of Common Stock is being determined; or

     (ii) if the Common Stock is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the five (5) day period ending three days before the day the current fair market value of one (1) share of Common Stock is being determined; or

     (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in The NASDAQ Stock Market or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to an Acquisition, in which case the fair market value of Common Stock shall be deemed to be the per share value received by the holders of Common Stock pursuant to such Acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

     (b) Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all Common Stock subject hereto, and if the fair market value of one share of the Common Stock is greater than the Exercise Price then in effect, this Warrant shall (unless otherwise affirmatively elected in writing by the Warrantholder) be deemed automatically exercised pursuant to Section 3(a) (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Common Stock upon such expiration shall be determined pursuant to Section 3(a). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 3(b), the Company agrees to promptly notify the Warrantholder of the number of shares of Common Stock, if any, the Warrantholder is to receive by reason of such automatic exercise.

SECTION 4. RESERVATION OF SHARES.

     During the term of this Warrant, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase Common Stock as provided for herein.

SECTION 5. NO FRACTIONAL SHARES OR SCRIP.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

SECTION 6. NO RIGHTS AS STOCKHOLDER.

     This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

SECTION 7. WARRANTHOLDER REGISTRY.

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. Warrantholder’s initial address, for purposes of such registry, is set forth below Warrantholder’s signature on this Warrant. Warrantholder may change such address by giving written notice of such changed address to the Company.

Credit Agreement	D-3
Form of Warrant

Identive Group, Inc.

Credit Agreement

SECTION 8. ADJUSTMENT RIGHTS.

     The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment, as follows:

     (a) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification, exchange, subdivision or other change. The provisions of this Section 8(a) shall similarly apply to each successive combination, reclassification, exchange, subdivision or other change.

     (b) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, (i) in the case of a subdivision, the Exercise Price shall be proportionately decreased, or (ii) in the case of a combination, the Exercise Price shall be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

     (c) Notice of Adjustments. Upon the occurrence of any adjustment pursuant to this Section 8, the Company, at its expense, shall promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of shares of Common Stock or other securities issuable upon exercise of this Warrant (as applicable), and describing the transactions giving rise to such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall promptly deliver a copy of each such certificate to the Warrantholder and to the Company's transfer agent.

     (d) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest share, as applicable.

SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     (a) Reservation of Common Stock. The Common Stock issuable upon exercise of the Warrantholder’s rights has been or will be duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever, and free from statutory and contractual equityholders preemptive rights and rights of first refusal; provided, that the Common Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and current bylaws. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Common Stock and the Common Stock into which it may be converted, have been duly authorized by all necessary corporate action on the part of the Company. This Warrant: (1) does not violate the Company’s Charter or current bylaws; (2) does not contravene any law or governmental rule, regulation or order applicable to it; and (3) does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound. This Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

Credit Agreement	D-4
Form of Warrant

Identive Group, Inc.

Credit Agreement

     (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant (including the issuance of Common Stock upon the exercise of this Warrant), except for the filing of notices pursuant to Regulation D under the Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby. The Company will take all such action as may be necessary to assure that the shares of Common Stock issuable upon exercise of this Warrant (i) may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers Inc., or any domestic securities exchange upon which the Common Stock or other equity securities of the Company may be listed, and (ii) when issued, will be listed on each domestic securities exchange upon which the Common Stock is then listed.

     (d) Issued Securities. All issued and outstanding shares of Common Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock and any other securities were issued in full compliance with all federal and state securities laws. In addition, as of the date immediately preceding the date of this Warrant:

     (i) The authorized capital of the Company consists of 130,000,000 shares of Common Stock, of which 77,399,866 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which none are issued and outstanding.

     (ii) The Company has reserved 12,276,263 shares of Common Stock for issuance under its Stock Option Plan(s), under which 7,762,167 options are outstanding. Additionally, the Company has reserved 31,798,826 shares of Common Stock for issuance pursuant to outstanding warrants, restricted stock units and other convertible securities, which in the aggregate are exercisable for or convertible into, as applicable, a maximum 31,798,826 shares of Common Stock. Additionally, the Company has granted inducement grants to Jason Hart, pursuant to which there are outstanding 3,000,000 options to purchase shares of Common Stock and 500,000 restricted stock units. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company’s capital stock or other securities of the Company. The Company has no outstanding loans to any employee, officer or director of the Company, and the Company agrees not to enter into any such loan or otherwise guarantee the payment of any loan made to an employee, officer or director by a third party.

     (iii) In accordance with the Company’s Charter, no stockholder of the Company or other person has preemptive rights to purchase new issuances of the Company’s capital stock.

     (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

     (f) Other Commitments to Register Securities. Except (i) as set forth in this Warrant, (ii) as otherwise disclosed in its filings under the Exchange Act, or (iii) pursuant to that certain Registration Rights Agreement, dated as of the date hereof, between Company and the Warrantholder, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (g) Exempt Transaction. Subject to the accuracy of the Warrantholder’s representations in Section 10, the issuance of the Common Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

     (h) Compliance with Rule 144. If the Warrantholder proposes to sell Common Stock issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, then, upon Warrantholder’s written request to the Company, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company’s compliance with the filing

Credit Agreement	D-5
Form of Warrant

Identive Group, Inc.

Credit Agreement

requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

SECTION 10. REPRESENTATIONS OF THE WARRANTHOLDER.

     This Warrant has been entered into by the Company in reliance upon the following representations of the Warrantholder:

     (a) Investment Purpose. The right to acquire Common Stock is being acquired for investment and not with a view to the sale or distribution of any part thereof in violation of the Act, and the Warrantholder has no present intention of selling or engaging in any public distribution of such rights or the Common Stock except pursuant to an effective registration statement or an exemption from the registration requirements of the Act.

      (b) Private Issue. The Warrantholder understands (i) that the Common Stock issuable upon exercise of this Warrant is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 10.

     (c) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (d) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to this Warrant or (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of (A) its rights hereunder to purchase Common Stock or (B) Common Stock issued or issuable hereunder which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule.

     (e) Accredited Investor. Warrantholder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

SECTION 11. TRANSFERS.

     Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes) upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed and its transfer recorded on the Company’s books, shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant. The transfer of this Warrant shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the “Transfer Notice”), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. Until the Company receives such Transfer Notice, the Company may treat the registered owner hereof as the owner for all purposes.

SECTION 12. MISCELLANEOUS.

     (a) Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors of the Company. The Company shall not be permitted to assign this Warrant without the express, prior written consent of the Warrantholder.

Credit Agreement	D-6
Form of Warrant

Identive Group, Inc.

Credit Agreement

     (b) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Warrant requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Warrant.

     (c) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (d) Additional Documents. The Company shall provide the Warrantholder with such documents as the Warrantholder may from time to time reasonably request.

     (e) Attorney’s Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Warrant. For the purposes of this Section 12(e), attorneys’ fees shall include without limitation fees incurred in connection with the following: (i) contempt proceedings; (ii) discovery; (iii) any motion, proceeding or other activity of any kind in connection with an insolvency proceeding; (iv) garnishment, levy, and debtor and third party examinations; and (v) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

     (f) Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (g) Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication that is required, contemplated, or permitted under this Warrant or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by facsimile or hand delivery if transmission or delivery occurs on a business day at or before 5:00 pm in the time zone of the recipient, or, if transmission or delivery occurs on a non-business day or after such time, the first business day thereafter, or the first business day after deposit with an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

If to Warrantholder:

OPUS BANK Attention: Kevin McBride, Managing Director 19900 MacArthur Blvd, 12th Floor Irvine, CA 92612 Facsimile: 949 250-9988 Telephone: 949 250-9800

If to Company:

IDENTIVE GROUP, INC. Attention: Brian Nelson, Chief Financial Officer 1900-B Carnegie Avenue Santa Ana, CA 92705 Facsimile: 949 250-7372 Telephone: 949 250-8888

Credit Agreement	D-7
Form of Warrant

Identive Group, Inc.

Credit Agreement

or to such other address as each party may designate for itself by like notice.

     (h) Entire Agreement; Amendments. This Warrant constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes and replaces in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof. None of the terms of this Warrant may be amended except by an instrument executed by each of the parties hereto.

     (i) Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

     (j) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed (or had an opportunity to discuss) with its counsel this Warrant and, specifically, the provisions of Sections 12(n), 12(o), 12(p). 12(q) and 12(r).

     (k) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant.

     (l) No Waiver. No omission or delay by Warrantholder at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Company at any time designated, shall be a waiver of any such right or remedy to which Warrantholder is entitled, nor shall it in any way affect the right of Warrantholder to enforce such provisions thereafter.

     (m) Survival. All agreements, representations and warranties contained in this Warrant or in any document delivered pursuant hereto shall be for the benefit of Warrantholder and shall survive the execution and delivery of this Warrant and the expiration or other termination of this Warrant.

     (n) Governing Law. This Warrant has been negotiated and delivered to Warrantholder in the State of California, and shall have been accepted by Warrantholder in the State of California. Delivery of Common Stock to Warrantholder by the Company under this Warrant is due in the State of California. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     (o) Consent to Jurisdiction and Venue. All judicial proceedings arising in or under or related to this Warrant may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Warrant, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant. Service of process on any party hereto in any action arising out of or relating to this Warrant shall be effective if given in accordance with the requirements for notice set forth in Section 12(g), and shall be deemed effective and received as set forth in Section 12(g). Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

     (p) Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE COMPANY AND WARRANTHOLDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE COMPANY AGAINST WARRANTHOLDER OR ITS ASSIGNEE OR BY WARRANTHOLDER OR ITS ASSIGNEE AGAINST THE COMPANY. This waiver extends to all such Claims, including Claims that involve persons other than the Company and Warrantholder; Claims that

Credit Agreement	D-8
Form of Warrant

Identive Group, Inc.

Credit Agreement

arise out of or are in any way connected to the relationship between the Company and Warrantholder; and any Claims for damages, breach of contract, specific performance, or any equitable or legal relief of any kind, arising out of this Warrant.

     (q) Judicial Reference. If the waiver of jury trial set forth above is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.

     (r) Prejudgment Relief. In the event Claims are to be resolved by arbitration, either party may seek from a court of competent jurisdiction identified in Section 12(o), any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

     (s) Counterparts. This Warrant and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     (t) Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to Warrantholder by reason of the Company’s failure to perform any of the obligations under this Warrant and agree that the terms of this Warrant shall be specifically enforceable by Warrantholder. If Warrantholder institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that Warrantholder has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

(u)	Notices of Certain Transactions. In case:

(i) the Company shall take a record of the holders of its equity securities for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of Common Stock or any other securities, or to receive any other right, to subscribe for or purchase any shares of Common Stock or any other securities, or to receive any other right, or

     (ii) of any capital reorganization of the Company, any reclassification of the equity securities of the Company, or any Acquisition, or

(iii)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(iv)	of any redemption of equity securities of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Warrantholder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the effective date on which such reorganization, reclassification, Acquisition, dissolution, liquidation, winding-up or redemption is to take place, and the time, if any is to be fixed, as of which the holders of equity securities (or such other securities at the time deliverable upon such reorganization, reclassification, Acquisition, dissolution, liquidation, winding-up or redemption) are to be determined. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

     (v) Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Company, upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

Credit Agreement	D-9
Form of Warrant

Identive Group, Inc.

Credit Agreement

[Remainder of Page Intentionally Left Blank]

Credit Agreement	D-10
Form of Warrant

Identive Group, Inc.

Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

COMPANY:	IDENTIVE GROUP, INC.

	By:	/s/ Brian Nelson
	Name:	Brian Nelson
	Title:	Chief Financial Officer

WARRANTHOLDER:	OPUS BANK

	By:	/s/ Kevin McBride
	Name:	Kevin McBride
	Title:	Managing Director

     D-11 Form of Warrant

Identive Group, Inc.

Credit Agreement

EXHIBIT E

JUDICIAL REFERENCE AND WAIVER OF JURY TRIAL

     1. DEFINED TERMS. Initially capitalized terms shall have the meanings given to such terms in the agreement. In addition, the following term when used in this agreement shall have the meaning set forth below (such meaning to be equally applicable to both the singular and plural forms of the term defined):

     (a) “Claim” means any claim, cause of action, dispute or controversy between or among the Parties, whether sounding in contract, tort or otherwise, which arises out of or relates to: (i) any of the Loan Documents, (ii) any negotiations, communications, alleged promises, or representations relating to any of the Loan Documents, whether or not incorporated into the Loan Documents or (iii) any indebtedness incorporated into or evidenced by any of the Loan Documents.

2. CLAIMS SUBJECT TO JUDICIAL REFERENCE; CONDUCT OF

REFERENCE.

     (a) Each Claim shall be determined by a consensual general judicial reference (the “Reference”) pursuant to the provisions of California Code of Civil Procedure §§ 638 et seq., as such statutes may be amended or modified from time to time.

     (b) Upon a written request of Lender or Borrower, or upon an appropriate motion by Lender or Borrower, any pending action relating to any Claim and every Claim shall be heard by a single Referee who shall then try all issues (including any and all questions of law and questions of fact relating thereto), and issue findings of fact and conclusions of law and report a statement of decision. The Referee’s statement of decision will constitute the conclusive determination of the Claim. The Lender or Borrowers agree that the Referee shall have the power to issue all legal and equitable relief appropriate under the circumstances before him/her.

     (c) The parties shall promptly and diligently cooperate with one another and the Referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of all Claims in accordance with the terms of this Agreement.

     (d) Lender or Borrowers may file the Referee’s findings, conclusions and statement with the clerk or judge of any appropriate court, file a motion to confirm the Referee’s report and have judgment entered thereon. If the report is deemed incomplete by such court, the Referee may be required to complete the report and resubmit it.

     (e) Lender or Borrowers will have such rights to assert such objections as are set forth in California Code of Civil Procedure §§ 638 et seq.,

     (f) The Reference shall be closed to the public and confidential. All records relating to the Reference shall be permanently sealed when the order thereon become final.

Credit Agreement

E-1

Judicial Reference and Waiver of Jury Trial

Identive Group, Inc.

Credit Agreement

3.	SELECTION OF REFEREE; POWERS.

(a) The Lender and Borrowers shall select a single neutral referee (the

“Referee”), who shall be a retired judge or justice of the courts of the State of California, or a federal court judge, in each case, with at least ten years of judicial experience in civil matters. The Referee shall be appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts).

     (b) If within ten (10) days of the request or motion for the Reference, Lender or Borrowers cannot agree upon a Referee, either Party may request or move that the Referee be appointed by the court. The Referee shall determine all issues relating to the applicability, interpretation, legality and enforceability of this Agreement.

4.	PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE.

(a) No provision of this agreement shall limit the right of Lender or

Borrowers to (i) exercise self-help remedies including, without limitation, set-off, (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral, (iii) exercise any judicial or power of sale rights, or (iv) obtain or oppose provisional or ancillary remedies, including without limitation, injunctive relief, writs of possession, the appointment of a receiver, and/or additional or supplementary remedies from a court of competent jurisdiction before, after or during the pendency of the Reference.

     (b) The exercise of, or opposition to, any such remedy does not waive the right of Lender or Borrowers to the Reference pursuant to this agreement.

5.	COSTS AND FEES.

(a) Promptly following the selection of the Referee, the Lender and

Borrowers shall advance equal portions of the estimated fees and costs of the Referee.

     (b) In the statement of decision issued by the Referee, the Referee shall award costs, including reasonable attorneys’ fees, to the prevailing party, if any, and may order the Referee’s fees to be paid or shared by the Lender or Borrowers in such manner as the Referee deems just.

Credit Agreement

E-2

Judicial Reference and Waiver of Jury Trial

EXHIBIT F FORM OF

GENERAL SECURITY AGREEMENT

(Personal Property)

Dated as of March 31, 2014

From

IDENTIVE GROUP, INC., as Debtor, HIRSCH ELECTRONICS LLC, as Debtor, IDONDEMAND, INC., as Debtor,

to

OPUS BANK, as Lender and Secured Party

Credit Agreement

F-1

Form of General Security Agreement

GENERAL SECURITY AGREEMENT (Personal Property)

     THIS GENERAL SECURITY AGREEMENT (Personal Property) (this "Security Agreement") is made as of March 31, 2014, by and between IDENTIVE GROUP, INC., a Delaware corporation (the “Company”), HIRSCH ELECTRONICS LLC, a Delaware limited liability company (“Hirsch”), IDONDEMAND, INC., a Delaware corporation (“ID” and, together with the Company and Hirsch, collectively herein referred to as “Debtor”), and OPUS BANK, a California Commercial Bank (“Opus" or “Lender") as Lender under that certain Credit Agreement of even date among the Company and Lender (the “Credit Agreement").

RECITALS

     A. Concurrently herewith, the Company is entering into the Credit Agreement, pursuant to which the Lender shall provide the Company with a senior loan facility (the

"Facility").

     B. Each of Hirsch and ID are wholly-owned subsidiaries of the Company and will benefit from the financial accommodations extended by the Lenders under the Facility.

     C. It is a prerequisite to the Lender's entering into the Credit Agreement that Debtor enter into this Security Agreement and grant to Lender the security interest hereafter provided to secure the Obligations.

     D. Debtor as owner of the assets encumbered hereby, desires to enter into this Security Agreement to secure payment and performance of the Obligations.

AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.	GENERAL.

1.1 Definitions. For purposes of this Security Agreement, the following terms shall have the meanings specified below. In addition, terms not defined below which are defined in Division 8 or Division 9 of the UCC or in the Credit Agreement shall have the meaning specified therein.

     (a) Account Debtors. The term "Account Debtors" means all Persons who now are or hereafter become in any way obligated, liable, or responsible for any payment of any kind in connection with any or all of the Accounts.

     (b) Accounts. The term "Accounts" shall have the meaning provided in the UCC and shall include, without limitation, all presently existing and hereafter arising accounts (as defined in the UCC), contract rights, royalties, and other forms of obligations owing

Credit Agreement

F-2

Form of General Security Agreement

WEST\247698533.2

GENERAL SECURITY AGREEMENT

to Debtor arising out of (i) the sale or lease of goods, (ii) the sale or licensing of software, patents, trademarks, copyrights and other intellectual property or technology, (iii) the rendering of services (whether or not earned by performance), or (iv) any credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor.

(c)	Intentionally Omitted.

(d)	Bankruptcy Code. The term "Bankruptcy Code" shall mean the

Bankruptcy Reform Act of 1978 (11 U.S.C. § 101-1330) as now enacted or hereafter modified.

     (e) Certificates of Ownership. The term "Certificates of Ownership" shall mean all of Debtor's certificates of title.

     (f) Collateral. The term "Collateral" shall mean the personal property assets identified as "Collateral" in Exhibit A to this Security Agreement.

(g) Intentionally Omitted.

     (h) Copyrights. The term "Copyrights" shall include, without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

     (i) Debtor's Books. The term "Debtor's Books" shall mean all of Debtor's books and records including, but not limited to, minute books, ledgers, records indicating, summarizing or evidencing Debtor's assets, liabilities, the Collateral, the Obligations, and all information relating thereto; records indicating, summarizing or evidencing Debtor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, and other computer prepared information and the equipment containing such information.

     (j) Deposit Account. The term "Deposit Accounts" shall have the meaning provided in the UCC.

(k) Intentionally Omitted.

     (l) Equipment. The term "Equipment" shall have the meaning provided in the UCC, wherever located, and shall include, without limitation, machinery, machine tools, motors, controls, attachments, parts, tools, and accessories incidental thereto, computer and office equipment, furniture, furnishings, fixtures, motor vehicles, trailers and rolling stock; and all substitutions, replacements, accessories, additions, attachments, improvements, accessions, Proceeds and products of the foregoing.

(m)	Event of Default. The term "Event of	Default"	shall	have	the
meaning given to such term in Section 5 of this Security Agreement.
Credit Agreement	F-3
Form of General Security Agreement

GENERAL SECURITY AGREEMENT

     (n) General Intangibles. The term "General Intangibles" shall have the meaning provided in the UCC, and shall include, without limitation, all interests or claims on insurance policies; all interests in any partnership; all Intellectual Property Collateral; trade names, trade name rights, licenses, permits, franchises, and like privileges or rights issued by any Governmental Authority; income tax refunds; customer lists; route lists, purchase orders, computer programs, computer disks, computer tapes; design rights, payments of insurance, claims and causes of action; and all guaranty claims which are not classified as supporting obligations, co-op memberships, leasehold interests in personal property, security interests or other security held by or granted to Debtor to secure payment by an account debtor of any of the Accounts.

(o)	Intentionally Omitted.

(p)	Intellectual Property Collateral. The term "Intellectual Property

Collateral" shall mean all of the following assets now owned or hereafter acquired:

(i)	Copyrights, Trademarks, Patents, and Mask Works;

(ii)	Licenses or other rights to use any of the Copyrights,

Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (iii) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

     (iv) Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

     (v) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(vi) All "domain names" of Debtor;

     (vii) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works;

     (viii) All contracts and contract rights relating to any of the foregoing; and

(ix) All Proceeds of the foregoing.

(q) Inventory. The term "Inventory" shall have the meaning provided in the UCC, and shall include, without limitation, merchandise, raw materials, parts, supplies,

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packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Debtor, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

     (r) Lender. The term "Lender" shall have the meaning given to such term in the preamble to this Security Agreement.

     (s) Lender Expenses. The term "Lender Expenses" means all costs and expenses incurred by Lender in connection with this Security Agreement or the transactions contemplated hereby which are subject to payment or reimbursement by Debtor pursuant to Section 9.03 of the Credit Agreement.

     (t) Licenses. The term "Licenses" shall mean all licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or right.

(u)	Intentionally Omitted.

(v)	Intentionally Omitted.

(w)	Mask Works. The term "Mask Works" shall have the meaning

provided in the UCC and shall include without limitation all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired.

(x)	Intentionally Omitted.

(y)	Negotiable Collateral. The term "Negotiable Collateral" shall mean all of Debtor's present and future letters of credit (of which it is a beneficiary), notes, drafts, instruments, securities, documents of title, and chattel paper.

(z) Intentionally Omitted.

     (aa) Patents. The term "Patents" shall include without limitation all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     (bb) Priority Liens. The term "Priority Liens" shall mean and refer to (i) Liens on any of Debtor's personal property the purchase price and related acquisition costs of which are financed by third-party lenders or lessors as permitted by the Credit Agreement; (ii) Liens in existence on the date any asset becomes Collateral, to the extent such asset is taken, with the express written consent of Lender, subject to such Lien; (iii) Liens that are Permitted Liens that must be perfected by possession or control and the third-party to whom such Lien is

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granted has possession or control of the Collateral relating thereto and such third-party has not entered into any agreement altering such priority; (iv) Liens (including tax liens) in favor of any Governmental Authority which pursuant to statute or law creating such Lien and other applicable law, have priority over the Liens granted under this Security Agreement; (v) Liens set forth on Exhibit C hereto and (vi) Liens permitted under clauses (c), (d), (e), (i) and (k) of the definition of “Ordinary Course Liens” in the Credit Agreement.

     (cc) Proceeds. The term "Proceeds" shall have the meaning provided in the UCC and shall include without limitation whatever is received upon the sale, lease, exchange, collection or other disposition of Collateral or proceeds, including, without limitation, proceeds of insurance covering Collateral, tax refunds, and any and all accounts, notes, instruments, chattel paper, equipment, money, deposit accounts, securities accounts, goods, or other tangible and intangible property of Debtor resulting from the sale or other disposition of the Collateral, and the proceeds thereof.

     (dd) Security Agreement. The term "Security Agreement" shall mean this Security Agreement, any concurrent or subsequent rider to this Security Agreement and any extensions, supplements, amendments or modifications to this Security Agreement and/or to any such rider.

     (ee) Trademarks. The term "Trademarks" shall include without limitation any trademarks and service marks, whether registered or not, application to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks.

     (ff) UCC. The term "UCC" shall mean the Uniform Commercial Code of the State of California, as presently in force and effect and any replacements therefore as and when such replacements become effective.

     1.2 Accounting Terms. All accounting terms and computations shall be based upon generally accepted accounting principles consistently applied.

2.	SECURITY INTEREST.

	2.1	Security Interest.

(a) As security for the prompt and complete payment and performance of all the Obligations, Debtor hereby grants to Lender a first priority security interest (subject to Priority Liens) in all of Debtor's right, title interest in, to and under the Collateral described in Exhibit A. Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include (i) any General Intangibles of Debtor (whether owned or held as licensee or lessee or otherwise including, for the avoidance of doubt, leasehold interests as lessee or sublessee under real property leases and subleases) to the extent that the granting of a security interest therein would be contrary to applicable law or create a default under any agreement governing such property, right or license (but only if such restrictions are

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enforceable as a matter of law); or (ii) any equipment financed by another lender or lessor under documentation that prohibits the granting of a second lien thereon executed prior to the date of this Agreement or which is subject to a Permitted Lien.

     (b) Lender's security interest in the Collateral shall attach to the Collateral without further act on the part of the Lender or Debtor.

     (c) Except for Priority Liens, in which case Lender's security interest shall be junior to third parties holding such Priority Liens, such security interest constitutes a valid, and upon the filing of UCC financing statements and copyright filings with the appropriate governmental authorities, first priority, security interest in the presently existing Collateral, and will constitute a valid, security interest in Collateral acquired after the date hereof.

2.2	Security Documents; Attorney-In-Fact.

(a) Lender may file all financing statements and continuation statements as it may deem necessary to perfect and maintain perfected Lender's security interest. Debtor shall execute and deliver, or cause to be executed and delivered, to Lender, concurrently with Debtor’s execution of this Security Agreement, and at any time or times hereafter at the request of Lender, all documents which Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Security Agreement.

     (b) Debtor hereby irrevocably makes, constitutes and appoints Lender to act on Debtor’s behalf as Debtor's true and lawful attorney with power to sign the name of Debtor on any of the above-described documents or on any other similar documents which need to be executed, recorded, and/or filed in order to perfect or continue perfected Lender’s security interest in the Collateral.

     (c) The appointment of Lender as Debtor's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, are irrevocable so long as any Obligations remain unpaid or unperformed.

     3. REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of Debtor set forth in the Credit Agreement, which are incorporated herein by reference, Debtor represents and warrants that as of the date hereof:

     3.1 State of Organization: Place of Business. Each of the Company and ID is a corporation validly existing and in good standing under the laws of the State of Delaware. Hirsch is a limited liability company validly existing and in good standing under the laws of the State of Delaware. Debtor's chief executive office and principal place of business is located at 1900-B Carnegie Avenue, Santa Ana, CA 92705.

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     3.2 Tangible Collateral. Tangible Collateral is in good operating condition and repair, normal wear and tear excepted.

     3.3 No Offsets. To the best of Debtor's knowledge, each account, account receivable and right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is a valid, genuine and legally enforceable obligation, subject to no defense, set off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation.

3.4 Warranties and Representations Cumulative. The warranties,

representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Debtor shall give, or cause to be given, to Lender, either now or hereafter.

     4. COVENANTS. Debtor hereby covenants and agrees that during the term hereof and until all Obligations are fully paid:

4.1 Accounts.

     (a) Debtor will not discount any Accounts owed by customers (including, without limitation, rights to payment evidenced by chattel paper or an instrument, commercial tort claims, investment property, and letter of credit rights) or evidence of Indebtedness except (i) to Lender or (ii) for such discounts as are customarily provided (1) for prompt payment or settlement of delinquent accounts or (2) in the ordinary course of business consistent with the past business practices of Debtor.

     (b) Debtor will not sell any Account (including, without limitation, Accounts, rights to payment evidenced by chattel paper or an instrument, commercial tort claims, investment property, and letter of credit rights) or evidence of indebtedness except in the ordinary course of business.

     4.2 Notifications. Debtor shall promptly notify Lender of any material loss or material damage to any material item of Collateral.

     4.3 Good Repair. Debtor shall (i) maintain, preserve and protect the Collateral necessary in the operation of its business in good order and condition, subject to ordinary wear and tear in the ordinary course of business, (ii) not permit any waste of the Collateral, except where failure to do so would not reasonably be expected to have a Material Adverse Effect and (iii) keep and maintain the Collateral in material compliance with all environmental laws.

     4.4 Inspection. At any time during regular business hours and as often as reasonably requested upon reasonable notice, but not more often than in any twelve (12) consecutive months if no Event of Default exists, permit Lender, or any employee, agent or

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representative thereof, to examine, audit and make copies and abstracts from Debtor's records and books of account related to the Collateral and to visit and inspect its properties and to discuss its affairs, finances and accounts with any of its officers and key employees, and, upon request, furnish promptly to Lender true copies of all financial information and internal management reports made available to its Board of Directors (or any committee thereof). Notwithstanding any provision of this Security Agreement to the contrary, so long as no Event of Default shall have occurred and be continuing, Debtor shall not be required to disclose, permit the inspection, examination, photocopying or making extracts of, or discuss, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, or (ii) the disclosure of which to Lender, or its designated representative, is then prohibited by law or any agreement binding on Debtor that was not entered into by Debtor for the purpose of concealing information from Lender. Debtor shall, however, furnish to Lender such information concerning Debtor's Intellectual Property Collateral (including, without limitation, application and registration numbers for any filings in connection with such Intellectual Property Collateral) as is reasonably necessary to permit Lender to perfect a security interest in such Intellectual Property Collateral.

     4.5 Reports. Upon the Lender's request but in no event more than once in any twelve (12) consecutive months unless an Event of Default exists, Debtor shall deliver to Lender such reports and information available to Debtor's management concerning the Collateral as Lender may reasonably request. All reports and information provided to Lender by Debtor shall be complete and accurate in all material respects at the time provided.

     4.6 Delivery. Debtor shall, if Lender at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Lender any instrument, document, chattel paper or Certificate of Ownership constituting Collateral, duly endorsed or assigned by Debtor.

     4.7 Use. Debtor shall not use or keep any Collateral, or permit it to be used or kept, negligently or for any unlawful purpose or in violation of any Laws or orders of any Governmental Authority applicable to Debtor, its assets, its business and the Collateral, the noncompliance with which would reasonably be expected to have a Material Adverse Effect.

     4.8 Fixtures. Debtor shall not permit any material item of tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Lender that: (i) Lender's Lien will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee or encumbrancer of such real property or the owner or purchaser of any interest therein; and (ii) Lender shall have the right to remove any Collateral from such real property at any time and without any unreasonable restraint or impediment.

     4.9 Statutes. To the extent that the UCC is superseded by another statute, Debtor shall take such action as is reasonably requested by Lender to enforce, perfect, protect, implement, continue, maintain and preserve Lender's right hereunder and under the other Loan Documents and the priority of the Lender's lien.

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     4.10 Deposit Accounts. Without limiting the requirements of Section 6.16 of the Credit Agreement, for all Deposit Accounts that Debtor now or hereafter maintains with any financial institutions other than Lender ("Third Party Bank"), Debtor shall promptly execute a Deposit Account Control Agreement in substantially the form set forth in Exhibit B or other form reasonably acceptable to Lender and shall promptly execute, and obtain the execution of, such Deposit Account Control Agreement by the respective Third Party Bank.

     4.11 Securities Accounts. For all Securities Accounts that Debtor now or hereafter maintains with any institutions other than Lender ("Third Party Institution"), Debtor shall promptly execute a Securities Account Control Agreement in a form reasonably acceptable to Lender and shall promptly obtain the execution of such Securities Account Control Agreement by the respective Third Party Institution. Debtor shall not hold any assets in any Securities Account maintained by Debtor that would not be subject to Lender's perfected security interest, unless (i) Debtor executes and causes the execution of an account control agreement such that Lender's security interest in such assets are perfected by such agreement, or (ii) Debtor has executed such other agreements or documents as are necessary to provide and perfect a lien on such assets.

     4.12 Equipment. Without limiting the generality of this Section 4, upon Lender's request, Debtor shall provide the Lender with complete and accurate schedules containing (i) a description of each material item of Equipment; and (ii) such other information regarding the Equipment as the Lender may reasonably require.

     4.13 Letters of Credit. To the extent that Debtor holds as beneficiary any Letters of Credit, at the request of Lender, whether or not an Event of Default has occurred, Debtor will use its reasonable efforts to obtain the issuing bank's consent to the Lender's lien on such Letter of Credit and recognition of Lender's right to draw on such Letter of Credit, in the place of Debtor and in accordance with the terms of such Letter of Credit, during the continuance of the Event of Default, in connection with Lender's exercise of available remedies.

     4.14 Lawsuits. To the extent Debtor hereafter holds or acquires a cause of action for any claim in any material amount, at the request of Lender, whether or not an Event of Default has occurred, Debtor will execute such documents as Lender may request to grant and reflect Lender's lien on such cause of action.

4.15 Inventory.

     (a) Debtor shall not make any Disposition except in the ordinary course of business or as set forth in the Credit Agreement

     (b) Without limiting the generality of Section 4.4 above, Debtor shall maintain records containing entries of all material reportable transactions relating to the Inventory, including accurate records showing (i) the current Inventory stock held by Debtor; (ii) the cost and sales records of the Inventory; and (iii) the kinds, types, qualities and quantities of the Inventory.

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     (c) Lender shall not be directly or indirectly liable or responsible in any way or under any circumstances to Debtor or any other party (i) for the safe keeping of the Inventory; (ii) any loss of, damage to or destruction of the Inventory occurring or arising in any manner from any cause (other than loss or damage arising from Lender's gross negligence or willful misconduct); (iii) any decrease in the value of the Inventory; or (iv) any act or omission by any carrier, warehouse operator, bailee, forwarding agent, or other party dealing with all or part of the Inventory.

4.16	Accounts.

(a) Upon Lender's request exercised no more often than three (3) times during any period of twelve (12) consecutive months, Debtor shall furnish Lender access to copies of all contracts, orders, invoices, shipping instructions, delivery receipts, bills of lading, and other similar documents for any goods, the sale or disposition of which gives rise to an Account (collectively the "Accounts Receivable Documentation"). Upon Lender's request, Debtor shall also furnish Lender with an aged accounts receivable report. Lender shall have the right from time to time to verify the validity, amount and any other matters relating to any or all of the Accounts directly with the respective Account Debtors in any manner, in Debtor's name.

     (b) Prior to the occurrence of an Event of Default, Debtor shall collect the Accounts, at Debtor's sole cost and expense. Upon the occurrence and during the continuation of an Event of Default, upon the request of Lender (i) Lender shall have the exclusive right to make all collections on the Accounts and (ii) Debtor shall deliver any amounts collected on such Accounts to Lender, as directed by Lender.

     (c) All checks, drafts, money orders, notes, instruments, documents, and other non-cash proceeds of the Accounts delivered to Lender in payment or on account of the Obligations shall not constitute payment except as provided in the UCC.

     (d) Debtor shall at all times in all material respects perform and discharge all obligations of Debtor to each Account Debtor in accordance with the terms of all documents, contracts, invoices, and other agreements between Debtor and such Account Debtor to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect.

     (e) Without Lender's prior written consent, Debtor shall not compromise, adjust, or grant any discount, credit, allowance, or extension of time for payment to any Account Debtors except in the ordinary course of Debtor's business.

     4.17 Article 8 Opt Out. Debtor shall not take any action to cause any membership interest, partnership interest, or other equity interest issued by any of its Subsidiaries to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any of its Subsidiaries to, “opt in” or to take any other action seeking to establish any such membership interest, partnership interest or other equity interest as a “security” or to

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become certificated unless certificates evidencing such membership interest, partnership interest or other equity interest are pledged and delivered to the Lender, together with all assignments separate from certificate and other documents as the Lender shall reasonably request.

     4.18 Further Assurances. At any time and from time to time Debtor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Security Agreement and to maintain, preserve and protect the Collateral and Lender's security interest therein.

     5. EVENTS OF DEFAULT. The occurrence of any Event of Default under the Credit Agreement shall constitute an Event of Default under this Security Agreement at the option of Lender.

     6. LENDER'S RIGHTS AND REMEDIES. The exercise of remedies hereunder shall be made by Lender upon the terms and conditions contained herein or as set forth in Section 8.03 of the Credit Agreement. If an Event of Default shall have occurred and is continuing and has not been cured or waived in accordance with the terms hereof or the terms of the Credit Agreement, Lender shall have the following rights and powers and may, at Lender's option, without notice of its election and without demand to the extent permitted by Section 8.03 of the Credit Agreement, do any one or more of the following, all of which are hereby authorized by Debtor:

     6.1 UCC Rights. Lender shall have all of the rights and remedies of a secured party under the UCC and under all other applicable laws.

     6.2 Protection of Collateral. Lender may, without notice to or demand upon Debtor or any guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral, to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Lender appears to be prior or superior to Lender's security interest and to pay all expenses incurred in connection therewith.

     6.3 Possession of Collateral. During the existence of any Event of Default, Lender, without a breach of the peace, may enter any of the premises of Debtor and search for, take possession of, remove, keep or store any or all of the Collateral. If Lender seeks to take possession of any or all of the Collateral by court process, Debtor irrevocably and unconditionally agrees that a receiver may be appointed by a court for such purpose without regard to the adequacy of the security for the Obligations. Lender shall have the right to remain on Debtor's premises or cause a custodian to remain thereon in exclusive control of such premises without charge for as long as Lender deems necessary in order to complete the enforcement of its rights under this Security Agreement. If Lender seeks possession of any or all of the Collateral by court process, Debtor irrevocably waives (a) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition to such possession; (b) any demand for possession prior to the commencement of any suit or action to recover possession; and (c) any requirement that Lender retain possession of and not dispose of such Collateral until after trial or final judgment.

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     6.4 Preparation of Collateral. Lender may complete processing, manufacturing or repair all or any part of the Collateral prior to a disposition and, for such purpose and for the purpose of removal, Lender shall have the right to use Debtor's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Lender may sell, ship, reclaim, lease or otherwise dispose of all or any part of the Collateral in its condition at the time Lender obtains possession of such Collateral or after further manufacturing, processing, or repair.

     6.5 Foreclose on Collateral. Lender may sell, lease or otherwise dispose of the Collateral at either public or private sales, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as is commercially reasonable in the opinion of Lender. It is not necessary that the Collateral be present at any such sale or that Lender have obtained possession of the Collateral.

     (a) Lender shall give Debtor and each holder of a security interest in the Collateral who has filed with Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made. The notice shall be personally delivered or mailed, postage prepaid, to Debtor as provided in Section 12.2 of this Security Agreement, at least ten (10) calendar days before the date fixed for the sale, or at least ten (10) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value or is to be sold on a recognized market. Notice to parties other than Debtor claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Lender. If the sale is to be a public sale, Lender shall also give notice of the time and place by publishing a notice one time at least ten (10) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.

     (b) In taking such action Lender shall have a non-exclusive license to use, without charge, any of the Intellectual Property Collateral in completing the production of, advertising for sale and disposing of any of the Collateral.

	6.6	Accounts. With respect to the Accounts, and without limiting Lender's rights above:

		(a)	Lender may direct any or all Account Debtors to make payment directly to Lender or to a specified agent of Lender.

     (b) Lender may demand, collect, receive and give receipts for any and all money and other property due or to become due in connection with the Accounts, in Lender's or Debtor's name.

     (c) Lender may file any claim and take any other action in any court of law or equity which Lender determines to be appropriate for the purpose of collecting any or all of the Accounts; provided, however, that Lender shall not be obligated in any manner to make

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any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any or all of the Accounts.

     (d) Debtor, at Lender's request, shall, and Lender, at Lender's option may, give notice in form acceptable to Lender, to the Account Debtors: (i) of Debtor's grant of a security interest in the Accounts to Lender; and (ii) of such additional information and instructions concerning Lender’s rights under this Security Agreement as Lender in Lender's good faith business judgment determines to be necessary or appropriate.

     (e) Debtor shall, promptly following Lender's request, deliver to Lender the originals of all Accounts Receivable Documentation together with the originals of all instruments, chattel paper, security agreements, guaranties, and other documents and property evidencing or securing the Accounts in the same form as received by Debtor, each of which shall be properly endorsed by Debtor to Lender, with recourse.

     (f) Lender shall have the right to settle, accept reduced amounts, adjust disputes and claims directly with, and give releases on behalf of Debtor to Account Debtors, upon such terms as Lender, in Lender's good faith business judgment, determines to be appropriate.

     (g) Except as otherwise provided by the UCC and except for any of the following arising from Lender's or any Lender's gross negligence or willful misconduct, Lender shall not be directly or indirectly liable or responsible in any way or under any circumstances to Debtor or any other party for: (i) any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account; (ii) any act, omission, error or delay of any kind by Lender in settling, failing to settle, collecting, or failing to collect any Account, including any act or omission which results in the loss or impairment of Debtor's Account, including any act or omission which results in the loss or impairment of Debtor's rights against any third person; (iii) settling any Account for less than the full amount hereof; (iv) any failure or delay by Lender in enforcing or collecting any payment under any Account; or (v) the performance or observance of any or all of Debtor's duties, obligations, representations, or the warranties under any other agreement or document relating to any or all of the Collateral, including the Accounts.

     (h) If for any reason Debtor receives any payment in connection with any of the Accounts following the occurrence and during the continuance of an Event of Default, Debtor, upon Lender’s demand: (i) shall immediately pay or deliver such payment to Lender in the original form in which received by Debtor; (ii) shall endorse to Lender, with recourse, all checks, drafts, money orders, notes, and other instruments or documents representing such payment; (iii) shall not commingle such payment with any of Debtor's other funds or property; and (iv) shall hold such payment separate and apart from Debtor's other funds and property in an express trust for Lender until paid or delivered to Lender.

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     6.7 Deposit and Investment Accounts. Lender may deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Deposit Account Control Agreement, Securities Account Control Agreement or similar agreement providing control of any Collateral. Lender shall not give a notice of exclusive control, entitlement order or other similar directions or instructions pursuant to any Deposit Account Control Agreement, Securities Account Control Agreement or similar agreement providing control of any Collateral if an Event of Default does not exist.

     6.8 Collection. Lender may take possession of and endorse and collect any or all notes, checks, drafts, money orders, or other instruments of payment relating to the Collateral (including payments made under or with respect to any policy of insurance).

     6.9 Postponement. Any public sale of any or all of the Collateral may be postponed from time to time by public announcement at the time and place last scheduled for the sale.

     6.10 Discharge of Other Claims. Lender's sale or disposition of any or all of the Collateral shall transfer to the purchaser all of Debtor's rights in such Collateral and discharge all security interests and liens subordinate to Lender's security interest in the Collateral, and the purchaser shall acquire such Collateral free of all such subordinate interests and liens.

     6.11 Information. Without limiting the generality of this Section 6, it shall conclusively be deemed to be commercially reasonable for Lender to direct any prospective purchaser of any or all of the Collateral to Debtor to ascertain all information concerning the status of the Collateral.

     6.12 Other Disposition. Lender's disposition of any or all of the Collateral in any manner which differs from the procedures specified above shall not be deemed to be commercially unreasonable to the extent such disposition complies with the applicable provisions of the UCC.

     6.13 Judicial Action. Lender may reduce Lender's claims for breach of any of the Obligations to judgment and foreclose or otherwise enforce its security interest in any or all of the Collateral by any available judicial procedure. If Lender has reduced its claims for breach of any of the Obligations to judgment, the Lien of any levy which may be made on any or all of the Collateral by virtue of any execution based upon such judgment shall relate back to the date of Lender's perfection of its security interest in such Collateral. A judicial sale pursuant to such execution shall constitute a foreclosure of Lender's security interest by judicial procedure, and Lender may purchase at such sale and thereafter hold the Collateral free of all rights of Debtor therein.

	6.14		Receiver. Lender may obtain the appointment of a receiver to take
possession of	and,	at	the option of Lender, to collect, sell or dispose of all or part of the
Collateral.

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     6.15 Discharge Claims. Lender may discharge claims, demands, liens, security interests, encumbrances and taxes affecting any or all of the Collateral and take such other actions as Lender determines to be necessary or appropriate to protect the Collateral and Lender's security interest therein. Lender, without releasing Debtor or any other party from any of the Obligations, may perform any of the Obligations in such manner and to such extent as Lender determine to be necessary or appropriate to protect the Collateral and Lender's security interest therein.

     6.16 Proceeds of Sale. The proceeds of any sale or disposition of the Collateral by Lender shall be applied in the following order of priority:

     (a) First, to all liabilities, obligations, costs, and expenses, including reasonable attorneys' fees and costs, incurred by Lender in exercising any of its rights or remedies under this Security Agreement, including the costs and expenses of retaking, holding, and selling any or all of the Collateral and the costs and expenses of enforcing and collecting upon any or all of the Accounts;

     (b) Second, to the payment of the Obligations in such order and amounts as Lender may determine in Lender's discretion as more fully set forth in the Credit Agreement;

     (c) Third, to (i) the satisfaction of Indebtedness secured by any subordinate Lien in the Collateral if written demand therefor is received by Lender before distribution of any such proceeds; and (ii) to the satisfaction of any subordinate attachment lien or execution lien if notice of the levy of attachment or execution is received by Lender before distribution of any such proceeds. If requested by Lender the holder of a subordinate security interest in the Collateral shall furnish Lender with proof of its interest in the Collateral acceptable to Lender, and unless such holder does so, Lender shall have no obligation to comply with such holder's demand; and

(d) Fourth, the surplus, if any, shall be paid to Debtor.

     6.17 Remedies Cumulative. The remedies of Lender, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. No act of omission or commission by Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     7. LIABILITY FOR DEFICIENCY. Debtor shall at all times remain liable for any deficiency remaining on the Obligations for which Debtor is liable after any disposition of any or all of the Collateral and after Lender’s application of any proceeds to the Obligations.

Credit Agreement

F-16

Form of General Security Agreement

GENERAL SECURITY AGREEMENT

     8. POWER OF ATTORNEY. Debtor hereby irrevocably (until the Obligations (other than inchoate indemnity obligations) are paid in full) appoints Lender, with full power of substitution, as Debtor's attorney-in-fact, coupled with an interest, with full power, in Lender's own name or in the name of Debtor to do any or all of the following at any time after the occurrence and during continuation of an Event of Default:

     (a) Endorse any checks, drafts, money orders, notes, and other instruments or documents representing or evidencing the Collateral, or proceeds of the Collateral;

     (b) Pay or discharge claims, demands, liens, security interests, encumbrances, or taxes affecting or threatened against any or all of the Collateral;

     (c) Collect or receive payment of all Accounts, General Intangibles, instruments or other Collateral;

     (d) Execute any invoices relating to any Account, any draft against any Account Debtor, any notice to any Account Debtor, any proof of claim in bankruptcy, any notice of lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien relating to any item of Collateral;

     (e) Grant any extension of time to pay any Account, compromise claims and settle Accounts for less than face value thereof, and execute all releases and other documents in connection therewith;

(f) to any of the Collateral;

Commence, prosecute or defend any action or proceeding relating

     (g) Receive and open all mail addressed to Debtor and, in the exercise of such right, Lender shall have the right, in Debtor's name, to notify the Post Office authorities to change the address for the delivery of mail addressed to Debtor to such other address as Lender may designate, including Lender's address. Lender shall promptly turn over to Debtor all of such mail not relating to the Collateral;

     (h) Direct any financial institution which is a participant with Lender in extensions of credit to or for the benefit of Debtor, or which is an institution with which any deposit account or securities account is maintained, to pay to, Lender all monies on deposit by Debtor with said financial institution which are payable by said financial institution to Debtor, regardless of any loss of interest, charge or penalty as a result of payment before maturity;

     (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral, obtain payment of claim, and make all determinations and decisions with respect to any such policy of insurance, and endorse Debtor's name on any check, draft, instrument or other item of payment or the proceeds of such policies of insurance;

Credit Agreement

F-17

Form of General Security Agreement

GENERAL SECURITY AGREEMENT

     (j) Instruct any accountant or other third person having custody or control of any books or records belonging or relating to the Collateral to give Lender full rights of access with respect thereto;

     (k) Execute on behalf of Debtor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease, as lessor or lessee, any real or personal property;

     (l) Sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as though Lender were the owner thereof for all purposes; and

     (m) Execute on behalf of Debtor any and all documents and instruments (including notices of assignment) required under the Federal Assignment of Claims Act for the direct payment of Accounts to Lender.

9.	WAIVERS.

9.1 Application of Payments. After the occurrence and during the continuation of a Default, Debtor waives the right to direct (to the extent permitted by the Loan Documents) the application of any and all payments or collections at any time or times hereafter received by Lender on account of any Obligations, and Debtor agrees that Lender shall have the continuing exclusive right to apply and reapply such payments or collections to the Obligations in any manner as Lender may deem advisable.

     9.2 Notices of Demand, Etc. Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper, and guaranties at any time held by Lender on which Debtor may in any way be liable.

     9.3 Confidentiality of Accounting. Debtor waives the right to assert a confidential relationship, if any, Debtor may have with any accounting firm and/or service bureau in connection with any information requested by Lender pursuant to or in accordance with this Security Agreement, and agrees that Lender may contact directly any such accounting firm and/or service bureau in order to obtain such information.

     10. ACTIONS. Lender shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which Lender determines may affect: (a) the Collateral; (b) Debtor's or Lender's rights or obligations under the Loan Documents; or (c) the Loan.

     11. INDEMNITY. Debtor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party related to or in connection with the transactions

Credit Agreement

F-18

Form of General Security Agreement

GENERAL SECURITY AGREEMENT

contemplated by this Security Agreement, or the Collateral and (b) all losses or expenses in any way suffered, incurred or paid by Lender as a result of or in any way arising out of, following or consequential to the transactions between Lender and Debtor, under this Security Agreement or the Collateral (including, without limitation, reasonable attorneys’ fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

12.	MISCELLANEOUS.

12.1 Taxes and Other Expenses Regarding the Collateral. If Debtor fails to pay promptly when due to any Person, monies which Debtor is required to pay by reason of any provision in this Security Agreement, Lender may, but need not, pay the same and charge Debtor's account therefor, and Debtor shall promptly reimburse Lender therefor. All such sums shall be Lender Expenses hereunder. Any payments made by Lender shall not constitute: (a) an agreement by Lender to make similar payments in the future, or (b) a waiver by Lender of any Event of Default. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the usual official notice for the payment thereof shall he conclusive evidence that the same was validly due and owing.

     12.2 Notices. Any notice, demand or request required hereunder shall be made in the, manner set forth in the Credit Agreement.

     12.3 Release of Collateral. Lender shall promptly file UCC termination statements and any other instruments as necessary upon any Disposition by Debtor of any items or item of Collateral, to the extent such Disposition is permitted under the Credit Agreement.

     12.4 Term; Termination. This Security Agreement shall continue in full force and effect as long as any of the Obligations (other than inchoate indemnity obligations) are outstanding. When such Obligations cease to be outstanding, this Agreement and the security interests granted hereby shall terminate. After such termination Lender shall promptly take, at Debtor’s sole cost and expense, all reasonable and customary action and execute such documents in accordance therewith as requested by Debtor to evidence and more fully effect such terminations.

     12.5 Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12.6 Amendment. This Security Agreement may be modified only by a written agreement signed by Debtor and the Lender.

     12.7 Agreement Binding, Assignment. This Security Agreement shall be binding and deemed effective when executed by Debtor and Lender. This Security Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Debtor may not assign this Security Agreement or any rights hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void.

Credit Agreement

F-19

Form of General Security Agreement

GENERAL SECURITY AGREEMENT

No consent to an assignment by Lender shall release Debtor or any guarantor from their obligations to Lender. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Lender's rights and benefits hereunder to the extent and in the manner provided for in Section 9.04 of the Credit Agreement. In connection therewith, Lender may disclose all documents and information which Lender now have or hereafter may have relating to Debtor or Debtor's business, subject to Debtor's reasonable confidentiality requirements and the provisions of Section 9.3 hereof.

     12.8 Article and Section Headings. Article and section headings and article and section numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each article and section applies equally to this entire Security Agreement.

     12.9 Conflict or Credit Agreement Modifications. To the extent that there is an explicit conflict between the terms of the Credit Agreement and this Security Agreement, the terms of the Credit Agreement shall control. Any future changes or modifications to the Credit Agreement shall apply to and modify this Security Agreement, to the extent that such change or modification would reasonably be construed to apply to this Security Agreement.

     12.10 Construction. Neither this Security Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Debtor, whether under any rule of construction or otherwise. On the contrary, this Security Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

	12.11	Time of Essence. Time is of the essence of each provision of this Security
Agreement.

	12.12	No Third Party Beneficiaries. This Security Agreement and the Loan

Documents are entered into for the sole protection and benefit of Lender, Debtor and guarantors (if any), as applicable, and their respective permitted successors and assigns. No other Person shall have any rights or causes of action under this Security Agreement or the Loan Documents.

     12.13 Performance of Covenants. Debtor shall perform all of its covenants under this Security Agreement at its sole cost and expense.

     12.14 No Waiver by Lender. No waiver by the Lender of any of its rights or remedies in connection with the Loan Documents shall be effective unless such waiver is in writing and signed by the Lender as required by the Credit Agreement.

12.15 Reserved.

     12.16 Severability. Each provision of this Security Agreement shall be severable from every other provision of this Security Agreement for the purpose of determining the legal enforceability of any specific provision.

Credit Agreement

F-20

Form of General Security Agreement

GENERAL SECURITY AGREEMENT

     12.17 Integration. Except as to currently existing obligations of Debtor to Lender, all prior agreements, understandings, representations, warranties, and negotiations between the parties whether written or oral, if any, relating to the subject matter hereof are merged into this Security Agreement.

     12.18 Successors. This Security Agreement shall be binding upon and inure to the benefit of Debtor and the Lender and their respective permitted successors and assigns.

     12.19 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     12.20 Choice of Law. The validity of this Security Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under, governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law principles. The parties agree that all actions or proceedings arising in connection with this Security Agreement shall be tried and litigated only in the state courts or federal courts located in the city and county of San Francisco, California.

[Signature page follows]

Credit Agreement

F-21

Form of General Security Agreement

GENERAL SECURITY AGREEMENT

     IN WITNESS WHEREOF, Debtor has executed and delivered this Security Agreement, and Lender has accepted this Security Agreement, on the date first hereinabove written.

IDENTIVE GROUP, INC., a Delaware corporation, as Debtor

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer HIRSCH ELECTRONICS, LLC, a Delaware limited liability company, as Debtor

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer IDONDEMAND, INC., a Delaware corporation, as Debtor

By: /s/ Brian Nelson Name: Brian Nelson Its: Chief Financial Officer

OPUS BANK, as Lender

By: /s/ Kevin McBride Name: Kevin P. McBride Its: Managing Director

Credit Agreement

F-22

Form of General Security Agreement

EXHIBIT G FORM OF

GUARANTY

Dated as of March 31, 2014

From

[NAME OF GUARANTOR],

as Guarantor,

to

OPUS BANK,

as Lender,

Credit Agreement	G-1
Form of Guaranty Agreement

GUARANTY

     This GUARANTY (this “Guaranty”), dated as of March 31, 2014 by HIRSCH ELECTRONICS LLC, a Delaware limited liability company (the “Guarantor”), in favor of OPUS BANK, a California commercial bank (“Opus" or “Lender"), as Lender under that certain Credit Agreement of even date between Debtor and Lender (as amended from time to time, the “Credit Agreement")) which are or may become parties to the Credit Agreement dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) between Identive Group, Inc., a Delaware corporation (the “Borrower”), and the Lender. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower and Lender have entered into the Credit Agreement;

     WHEREAS, the Borrower and the Guarantor are members of a group of related entities, the success of each of which is dependent in part on the success of the other members of such group;

     WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the Loans made by Lender to the Borrower pursuant to the Credit Agreement (which benefits are hereby acknowledged);

     WHEREAS, a condition precedent to the obligation of the Lender to make its extension of credit to the Borrower under the Credit Agreement is that the Guarantor shall execute and deliver a Guaranty for the benefit of the Lender; and

     WHEREAS, Guarantor wishes to guaranty the Borrower’s obligations to the Lender under and in respect of the Credit Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Guaranty of Payment and Performance of Obligations. In consideration of the Lender’s extending credit or otherwise in their discretion giving time, financial or banking facilities or accommodations to the Borrower, the Guarantor absolutely, irrevocably and unconditionally guarantees to the Lender that the Borrower will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Lender’s head office, (i) all indebtedness, obligations and liabilities of the Borrower to the Lender, individually or collectively, under the Credit Agreement or any of the other Loan Documents or in respect of the Loan or the Notes or other instruments at any time evidencing any thereof, whether existing on the date of the Credit

Credit Agreement	G-2
Form of Guaranty Agreement

GUARANTY

HIRSCH ELECTRONICS LLC

Agreement or this Guaranty or arising or incurred thereafter, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code; and (ii) without limitation of the foregoing, all reasonable fees, costs and expenses incurred by the Lender in attempting to collect or enforce any of the foregoing (collectively the “Obligations” and individually an “Obligation”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any Event of Default which is continuing by the Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Lender, become forthwith due and payable to the Lender owed the same without demand or notice of any nature, all of which are expressly waived by the Guarantor, except for notices required to be given to the Borrower under the Loan Documents. Payments by the Guarantor hereunder may be required by Lender on any number of occasions.

     Section 2. Guarantor’s Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Lender forthwith upon demand, in funds immediately available to Lender, all costs and expenses (including court costs and legal fees and expenses) incurred or expended by the Lender in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time after such amounts become due at the default rate of interest set forth in the Credit Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     Section 3. Payments. The Guarantor covenants and agrees that the Obligations will be paid in Dollars and otherwise strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.

     Section 4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction for, any Taxes (other than Excluded Taxes) or Other Taxes, which are now or may hereafter be imposed, levied or assessed by any Governmental Authority on payments hereunder, all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is made or any Taxes or Other Taxes are paid by the Lender (except for taxes on income or

Credit Agreement	G-3
Form of Guaranty Agreement

GUARANTY

HIRSCH ELECTRONICS LLC

profits of Lender), the Guarantor agrees to pay to the Lender such additional amounts as may be necessary to ensure that the Lender receives the same net amount which it would have received had no reduction been made or Taxes or Other Taxes paid. Each of the Guarantor (as if it were the Borrower) and the Lender agree to comply with the requirements of Section 3.01 of the Credit Agreement which are incorporated by reference herein.

Section 5.

[Intentionally Reserved].

     Section 6. Liability of the Guarantor. The Lender had and shall have the absolute right to enforce the liability of the Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty, and the release or discharge of any such other guarantor of any Obligations shall not affect the continuing liability of the Guarantor hereunder that has not been released or discharged.

     It is the intention and agreement of the Guarantor and the Lender that the obligations of the Guarantor under this Guaranty shall be valid and enforceable against the Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of the Guarantor in favor of the Lender shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantor and the Lender that any balance of the obligation created by such provision and all other obligations of the Guarantor to the Lender created by other provisions of this Guaranty shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Lender may be otherwise entitled to collect from Guarantor under any other guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law), it is the stated intention and agreement of the Guarantor and the Lender that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Lender from the Guarantor.

     Section 7. Representations and Warranties; Covenants. The Guarantor hereby makes and confirms the representations and warranties made on its behalf by the Borrower pursuant to Section V of the Credit Agreement, as if such representations and warranties were set forth herein except that the conformation here regarding each representation and warranty that refers to a specific earlier date shall be that it was true as of such specific earlier date. The Guarantor hereby agrees to perform the covenants set forth in Section VI (other than Sections 6.01 and 6.02) and Section VII (other than Section 7.11) of the Credit Agreement (to the extent such covenants expressly apply to Guarantor) as if such covenants were set forth herein. The Guarantor acknowledges that it is, on a collective basis with the Borrower, bound by the financial covenants and other covenants set forth in the Credit Agreement. The Guarantor hereby confirms that it shall be bound by all acts or omissions of the Borrower pursuant to the Credit Agreement.

Credit Agreement	G-4
Form of Guaranty Agreement

GUARANTY

HIRSCH ELECTRONICS LLC

     Section 8. Effectiveness. This Guaranty and the obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations (other than contingent indemnification obligations) shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of the Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability of the Obligations by reason of applicable bankruptcy laws or any other similar law, or by reason of any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations, shall impair, affect, be a defense to or claim against the obligations of Guarantor under this Guaranty.

     Section 9. Freedom of Lender to Deal with Borrower and Other Parties. The Lender shall be at liberty, without giving notice to or obtaining the assent of Guarantor and without relieving Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Lender in its sole discretion deems fit, and to this end the Guarantor gives to the Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation of the Borrower or of any other party to Lender, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, (e) accept partial payments from the Borrower or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.

     Section 10. Unenforceability of Obligations Against Borrower; Invalidity of Security or Other Guaranties. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

Section 11. Waivers by Guarantor. (a) The Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by the Lender in reliance hereon,

Credit Agreement	G-5
Form of Guaranty Agreement

GUARANTY

HIRSCH ELECTRONICS LLC

and any requirement that the Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other rights of the Lender hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses in the nature of suretyship that at any time may be available in respect of Guarantor’s obligations hereunder by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

     (b) Guarantor understands and acknowledges that if Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust or mortgage securing the Obligations, that foreclosure could impair or destroy any ability Guarantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor’s rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure (“CCP”) as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust or mortgage securing the Obligations; (ii) agrees that Guarantor will not assert that defense in any action or proceeding Lender may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense Guarantor may have or be entitled to assert based upon or arising out of any one or more of CCP §§ 580a, 580b, 580d, or 726 or Section 2848 of the California Civil Code (“CC”); and (iv) acknowledges and agrees that Lender is relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration therefor.

     (c) Guarantor agrees not to claim or attempt to enforce any rights and defenses that are or may become available to Guarantor under CC §§2787 to 2855, inclusive, until this Guaranty has terminated as provided in Section 8. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.

Section 12. Restriction on Subrogation and Contribution Rights.

Notwithstanding any other provision to the contrary contained herein or provided by applicable Law, unless and until all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash or otherwise satisfied in full, the Guarantor hereby irrevocably defers and agrees not to enforce any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrower on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for

Credit Agreement	G-6
Form of Guaranty Agreement

GUARANTY

HIRSCH ELECTRONICS LLC

subrogation, contribution, reimbursement, exoneration and indemnity, and further waives any benefit of and any right to participate in any collateral which may be held by the Lender or any affiliate of the Lender. In addition, other than in the ordinary course of business (except during the occurrence and continuance of an Event of Default) the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability it may have to the Borrower unless and until all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash and satisfied in full.

     Section 13. Notices; Demands. Any demand on or notice made or required to be given pursuant to this Guaranty shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

(a) if to the Guarantor, at

c/o IDENTIVE GROUP, INC.
1900 - B Carnegie Avenue
Santa Ana, California 92705
Attn: Brian Nelson, Chief Financial Officer
Telephone: (949) 250-8888
Facsimile: (949) 250-7372
E-mail: bnelson@identiv.com

or at such other address for notice as the Guarantor shall last have furnished in writing to the Lender; and

(b)	if to the Lender, at

OPUS BANK

19900 MacArthur Boulevard 12 th Floor Irvine, California 92612

Attn: Credit Administration

Telephone:	(949)	250-9800
Facsimile:	(949)	250-9988

with a copy to,

OPUS BANK 303 Twin Dolphin Drive #6006 Redwood City, CA 94065

Credit Agreement	G-7
Form of Guaranty Agreement

GUARANTY

HIRSCH ELECTRONICS LLC

Attn: Kevin McBride, Managing Director Telephone: (415) 683-9580 E-mail: kmcbride@opusbank.com or at such other address for notice as the Lender shall last have furnished in writing to the Guarantor.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective on the terms set forth in Section 9.02 to the Credit Agreement.

     Section 14. Amendments, Waivers, Etc. No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Lender or any of them in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

     Section 15. Further Assurances. The Guarantor shall, at its sole cost and expense, execute and deliver such further acts and documents as the Lender from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.

     Section 16. Governing Law. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) THE GUARANTOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED HERETO. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

Credit Agreement	G-8
Form of Guaranty Agreement

GUARANTY HIRSCH ELECTRONICS LLC

Section 17. Miscellaneous Provisions.

     (a) This Guaranty shall inure to the benefit of the Lender and its successors in title and assigns permitted under the Credit Agreement, and shall be binding on the Guarantor and the Guarantor’s successors in title, assigns and legal representatives.

     (b) The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.

     (c) Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     Section 17. WAIVER OF JURY TRIAL. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY AND ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARNTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

Credit Agreement	G-9
Form of Guaranty Agreement

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

HIRSCH ELECTRONICS LLC

By: /s/ Brian Nelson Name: Brian Nelson Title: Chief Financial Officer

Credit Agreement	G-10
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

GUARANTY

     This GUARANTY (this “Guaranty”), dated as of March 31, 2014 by IDONDEMAND, INC., a Delaware corporation (the “Guarantor”), in favor of OPUS BANK, a California commercial bank (“Opus" or “Lender"), as Lender under that certain Credit Agreement of even date between Debtor and Lender (as amended from time to time, the “Credit Agreement")) which are or may become parties to the Credit Agreement dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) between Identive Group, Inc., a Delaware corporation (the “Borrower”), and the Lender. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower and Lender have entered into the Credit Agreement;

     WHEREAS, the Borrower and the Guarantor are members of a group of related entities, the success of each of which is dependent in part on the success of the other members of such group;

     WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the Loans made by Lender to the Borrower pursuant to the Credit Agreement (which benefits are hereby acknowledged);

     WHEREAS, a condition precedent to the obligation of the Lender to make its extension of credit to the Borrower under the Credit Agreement is that the Guarantor shall execute and deliver a Guaranty for the benefit of the Lender; and

     WHEREAS, Guarantor wishes to guaranty the Borrower’s obligations to the Lender under and in respect of the Credit Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Guaranty of Payment and Performance of Obligations. In consideration of the Lender’s extending credit or otherwise in their discretion giving time, financial or banking facilities or accommodations to the Borrower, the Guarantor absolutely, irrevocably and unconditionally guarantees to the Lender that the Borrower will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Lender’s head office, (i) all indebtedness, obligations and liabilities of the Borrower to the Lender, individually or collectively, under the Credit Agreement or any of the other Loan Documents or in respect of the Loan or the Notes or other

Credit Agreement	G-11
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

instruments at any time evidencing any thereof, whether existing on the date of the Credit Agreement or this Guaranty or arising or incurred thereafter, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code; and (ii) without limitation of the foregoing, all reasonable fees, costs and expenses incurred by the Lender in attempting to collect or enforce any of the foregoing (collectively the “Obligations” and individually an “Obligation”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any Event of Default which is continuing by the Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Lender, become forthwith due and payable to the Lender owed the same without demand or notice of any nature, all of which are expressly waived by the Guarantor, except for notices required to be given to the Borrower under the Loan Documents. Payments by the Guarantor hereunder may be required by Lender on any number of occasions.

     Section 2. Guarantor’s Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Lender forthwith upon demand, in funds immediately available to Lender, all costs and expenses (including court costs and legal fees and expenses) incurred or expended by the Lender in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time after such amounts become due at the default rate of interest set forth in the Credit Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     Section 3. Payments. The Guarantor covenants and agrees that the Obligations will be paid in Dollars and otherwise strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.

     Section 4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction for, any Taxes (other than Excluded Taxes) or Other Taxes, which are now or may hereafter be imposed, levied or assessed by any Governmental Authority on payments hereunder, all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is

Credit Agreement	G-12
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

made or any Taxes or Other Taxes are paid by the Lender (except for taxes on income or profits of Lender), the Guarantor agrees to pay to the Lender such additional amounts as may be necessary to ensure that the Lender receives the same net amount which it would have received had no reduction been made or Taxes or Other Taxes paid. Each of the Guarantor (as if it were the Borrower) and the Lender agree to comply with the requirements of Section 3.01 of the Credit Agreement which are incorporated by reference herein.

Section 5.

[Intentionally Reserved].

     Section 6. Liability of the Guarantor. The Lender had and shall have the absolute right to enforce the liability of the Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty, and the release or discharge of any such other guarantor of any Obligations shall not affect the continuing liability of the Guarantor hereunder that has not been released or discharged.

     It is the intention and agreement of the Guarantor and the Lender that the obligations of the Guarantor under this Guaranty shall be valid and enforceable against the Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of the Guarantor in favor of the Lender shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantor and the Lender that any balance of the obligation created by such provision and all other obligations of the Guarantor to the Lender created by other provisions of this Guaranty shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Lender may be otherwise entitled to collect from Guarantor under any other guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law), it is the stated intention and agreement of the Guarantor and the Lender that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Lender from the Guarantor.

     Section 7. Representations and Warranties; Covenants. The Guarantor hereby makes and confirms the representations and warranties made on its behalf by the Borrower pursuant to Section V of the Credit Agreement, as if such representations and warranties were set forth herein except that the conformation here regarding each representation and warranty that refers to a specific earlier date shall be that it was true as of such specific earlier date. The Guarantor hereby agrees to perform the covenants set forth in Section VI (other than Sections 6.01 and 6.02) and Section VII (other than Section 7.11) of the Credit Agreement (to the extent such covenants expressly apply to Guarantor) as if such covenants were set forth herein. The Guarantor acknowledges that it is, on a collective basis with the Borrower, bound by the financial covenants and other covenants set forth in the Credit Agreement. The Guarantor hereby confirms that it shall be bound by all acts or omissions of the Borrower pursuant to the Credit Agreement.

Credit Agreement	G-13
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

     Section 8. Effectiveness. This Guaranty and the obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations (other than contingent indemnification obligations) shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of the Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability of the Obligations by reason of applicable bankruptcy laws or any other similar law, or by reason of any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations, shall impair, affect, be a defense to or claim against the obligations of Guarantor under this Guaranty.

     Section 9. Freedom of Lender to Deal with Borrower and Other Parties. The Lender shall be at liberty, without giving notice to or obtaining the assent of Guarantor and without relieving Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Lender in its sole discretion deems fit, and to this end the Guarantor gives to the Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation of the Borrower or of any other party to Lender, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, (e) accept partial payments from the Borrower or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.

     Section 10. Unenforceability of Obligations Against Borrower; Invalidity of Security or Other Guaranties. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

Section 11. Waivers by Guarantor. (a) The Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by the Lender in reliance hereon,

Credit Agreement	G-14
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

and any requirement that the Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other rights of the Lender hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses in the nature of suretyship that at any time may be available in respect of Guarantor’s obligations hereunder by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

     (b) Guarantor understands and acknowledges that if Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust or mortgage securing the Obligations, that foreclosure could impair or destroy any ability Guarantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor’s rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure (“CCP”) as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust or mortgage securing the Obligations; (ii) agrees that Guarantor will not assert that defense in any action or proceeding Lender may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense Guarantor may have or be entitled to assert based upon or arising out of any one or more of CCP §§ 580a, 580b, 580d, or 726 or Section 2848 of the California Civil Code (“CC”); and (iv) acknowledges and agrees that Lender is relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration therefor.

     (c) Guarantor agrees not to claim or attempt to enforce any rights and defenses that are or may become available to Guarantor under CC §§2787 to 2855, inclusive, until this Guaranty has terminated as provided in Section 8. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.

Section 12. Restriction on Subrogation and Contribution Rights.

Notwithstanding any other provision to the contrary contained herein or provided by applicable Law, unless and until all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash or otherwise satisfied in full, the Guarantor hereby irrevocably defers and agrees not to enforce any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrower on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for

Credit Agreement	G-15
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

subrogation, contribution, reimbursement, exoneration and indemnity, and further waives any benefit of and any right to participate in any collateral which may be held by the Lender or any affiliate of the Lender. In addition, other than in the ordinary course of business (except during the occurrence and continuance of an Event of Default) the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability it may have to the Borrower unless and until all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash and satisfied in full.

     Section 13. Notices; Demands. Any demand on or notice made or required to be given pursuant to this Guaranty shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

(a) if to the Guarantor, at

c/o IDENTIVE GROUP, INC.
1900 - B Carnegie Avenue
Santa Ana, California 92705
Attn: Brian Nelson, Chief Financial Officer
Telephone: (949) 250-8888
Facsimile: (949) 250-7372
E-mail: bnelson@identiv.com

or at such other address for notice as the Guarantor shall last have furnished in writing to the Lender; and

(b)	if to the Lender, at

OPUS BANK

19900 MacArthur Boulevard 12 th Floor Irvine, California 92612

Attn: Credit Administration

Telephone:	(949)	250-9800
Facsimile:	(949)	250-9988

with a copy to,

OPUS BANK 303 Twin Dolphin Drive #6006 Redwood City, CA 94065

Credit Agreement	G-16
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

Attn: Kevin McBride, Managing Director Telephone: (415) 683-9580 E-mail: kmcbride@opusbank.com or at such other address for notice as the Lender shall last have furnished in writing to the Guarantor.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective on the terms set forth in Section 9.02 to the Credit Agreement.

     Section 14. Amendments, Waivers, Etc. No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Lender or any of them in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

     Section 15. Further Assurances. The Guarantor shall, at its sole cost and expense, execute and deliver such further acts and documents as the Lender from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.

     Section 16. Governing Law. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) THE GUARANTOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED HERETO. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

Credit Agreement	G-17
Form of Guaranty Agreement

GUARANTY IDONDEMAND, INC.

Section 17. Miscellaneous Provisions.

     (a) This Guaranty shall inure to the benefit of the Lender and its successors in title and assigns permitted under the Credit Agreement, and shall be binding on the Guarantor and the Guarantor’s successors in title, assigns and legal representatives.

     (b) The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.

     (c) Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     Section 17. WAIVER OF JURY TRIAL. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY AND ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARNTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

Credit Agreement	G-18
Form of Guaranty Agreement

GUARANTY

IDONDEMAND, INC.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

IDONDEMAND, INC.

By: /s/ Brian Nelson Name: Brian Nelson Title: Chief Financial Officer

Credit Agreement	G-19
Form of Guaranty Agreement
WEST\247698533.2

EXHIBIT H FORM OF

SECURITY AND PLEDGE AGREEMENT

(Stock, Membership Interests, Partnership Interests)

Dated as of March 31, 2014

From

IDENTIVE GROUP, INC., HIRSCH ELECTRONICS LLC, IDONDEMAND, INC.

and

RESOLVE ENTERPRISES, LLC, as Debtors,

to

OPUS BANK, as Lender and Secured Party

Credit Agreement

H-1

Form of Stock Pledge Agreement

WEST\247698533.2

SECURITY AND PLEDGE AGREEMENT

(Stock, Membership Interests, Partnership Interests)

     THIS SECURITY AND PLEDGE AGREEMENT (Stock, Membership Interests, Partnership Interests) (this “Pledge Agreement”), is made as of March 31, 2014, by and among IDENTIVE GROUP, INC., a Delaware corporation (“Company”), HIRSCH ELECTRONICS LLC, a Delaware limited liability company (“Hirsch”), IDONDEMAND, INC., a Delaware corporation (“ID”, and, together with Hirsch, the “Guarantors”; the Company and Guarantors, collectively, the “Debtor”), and OPUS BANK, a California Commercial Bank (“Opus” or “Lender”), as Lender under that certain Credit Agreement of even date among Debtors and Lender (as amended from time to time, the “Credit Agreement”).

RECITALS

     A. Concurrently herewith, the Borrowers are entering into the Credit Agreement, pursuant to which the Lender shall provide the Borrowers with a senior term loan and revolving credit facility (the “Facility”).

     B. Concurrently herewith, the Guarantors are entering into a Guaranty, pursuant to which the Guarantors are guarantying the obligations of the Borrowers under the Facility.

     C. It is a prerequisite to the Lender entering into the Credit Agreement that Debtor enter into this Pledge Agreement and grant to Lender the security interest hereafter provided to secure the Obligations.

     D. Debtor, as owner of the assets encumbered hereby, desires to enter into this Pledge Agreement to secure payment and performance of the Obligations.

AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. For purposes of this Pledge Agreement, the following terms shall have the meanings specified below.

     1.1 Bankruptcy Code. The term “Bankruptcy Code” shall mean the Bankruptcy Reform Act of 1978 (11 U.S.C. §101-1130) as amended and as hereafter modified.

1.2	Collateral. “Collateral” shall mean, collectively:

(a) All securities, warrants, assets, security entitlements, investment property and other equivalents whether now owned (and as described in Exhibit A) or hereafter acquired (collectively, the “Pledged Securities”); provided, that in all instances (including, for

Credit Agreement

H-2

Form of Stock Pledge Agreement

WEST\247698533.2

the avoidance of doubt, the property relating to the Pledged Securities covered in clauses (b) and (c) below) the pledge of equity interests of any Subsidiary formed in a jurisdiction other than the United States (a “Foreign Subsidiary”) shall be limited to 65% of such equity interests) subject to the terms and conditions as are provided in Sections 3, 4 and 8 below;

     (b) All proceeds, and revenues of or from the Pledged Securities whether now owned (and as described in Exhibit A attached hereto) or hereafter acquired, all substitutions for such Pledged Securities, and all additions thereto (collectively, the “Collateral Revenues”), including (i) stock rights, rights to subscribe, liquidating dividends, stock dividends, cash dividends, interest, stock splits, warrants, options, conversion rights, puts, calls, new securities and other property to which Debtor is or may hereafter become entitled to receive on account of such personal property; and (ii) all Proceeds of such personal property which consist of accounts, contract rights, instruments, documents, chattel paper, inventory, goods, merchandise, equipment, and general intangibles as these terms are defined in the UCC; and

(c) All Collateral Records.

     1.3 Collateral Records. The term “Collateral Records” shall mean all of Debtor’s existing and hereafter acquired books, records, data and other documents relating to the assets referred to in Section 1.2(a) and (b).

     1.4 Debtor. The term “Debtor” shall have the meaning given to such term in the preamble to this Pledge Agreement.

     1.5 Event of Default. “Event of Default” shall have the meaning given to such term in Section 7 of this Pledge Agreement.

     1.6 Governmental Authority. The term “Governmental Authority” shall mean (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, or (c) any court, administrative tribunal or public utility.

     1.7 Lender. The term “Lender” shall have the meaning given to such term in the preamble to this Pledge Agreement.

     1.8 Lender Expenses. The term “Lender Expenses” means all costs and expenses incurred by Lender which are subject to payment or reimbursement by Debtor pursuant to Section 9.03 of the Credit Agreement.

1.9	Intentionally Omitted.

1.10	Intentionally Omitted.

Credit Agreement

H-3

Form of Stock Pledge Agreement

     1.11 Pledge Agreement. The term “Pledge Agreement” shall mean this Pledge Agreement, any concurrent or subsequent rider to this Pledge Agreement and any extensions, supplements, amendments or modifications to this Pledge Agreement and/or to any such rider.

     1.12 Proceeds. The term “Proceeds” shall have the meaning provided in the UCC and shall include without limitation whatever is received upon the sale, lease, exchange, collection or other disposition of Collateral or proceeds, including, without limitation, proceeds of insurance covering Collateral, tax refunds, and any and all accounts, notes, instruments, chattel paper, equipment, money, deposit accounts, goods, or other tangible and intangible property of Debtor resulting from the sale or other disposition of the Collateral, and the proceeds thereof.

     1.13 UCC. The term “UCC” shall mean the California Uniform Commercial Code, as amended from time to time.

     1.14 Other Terms. All terms with an initial capital letter that are used but not defined in this Pledge Agreement shall have the respective meanings given to such terms in the Credit Agreement and in Divisions 8 and 9 of the UCC, respectively, as applicable.

     2. GRANT OF SECURITY INTEREST IN COLLATERAL. As security for the prompt and complete payment and performance of all the Obligations, Debtor hereby grants to Lender, a first priority security interest (subject to Permitted Liens) in all of Debtor’s right, title and interest in, to and under the Collateral.

3.	DELIVERY OF COLLATERAL AND VOTING.

	3.1	Collateral Delivery.

(a) Initial Delivery of Collateral. Concurrently with Debtor’s execution of this Pledge Agreement and delivery of this Pledge Agreement to the Lender, Debtor shall deliver physical possession to the Lender of every stock certificate, document, instrument and chattel paper which constitutes Collateral and obtain the fully executed Consent in the form attached hereto as Exhibit B. Any such items of Collateral that are certificated securities shall be duly endorsed in blank without restriction or with a duly executed assignment separate from certificate (stock power) duly endorsed in blank without restriction and with all necessary transfer tax stamps affixed. To the extent that Debtor delivers to Lender one or more stock certificates each of which (“Foreign Subsidiary Certificate”) reflects an equity interest in any Foreign Subsidiary in excess (“Excess Equity Interest”) of the percentage set forth in Section 1.1(c) above (“Designated Percentage Interest”), Lender will be entitled to hold such Foreign Subsidiary Certificate to reflect and perfect its security interest in 65% of the Equity Interest in the Foreign Subsidiary, unless and until Debtor delivers to Lender a (i) replacement certificate reflecting the Designated Percentage Interest; and (ii) an acceptable legal opinion from a law firm reasonably acceptable to Lender that the replacement certificate was properly issued and is

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fully paid for and properly reflects the Designated Percentage interest in the subject entity and may be delivered to Lender as collateral. (Such replacement certificates when delivered or provided herein as referred to as the “Replacement Foreign Subsidiary Certificate”).

     (b) Future Delivery of Collateral. If at any time after the date of this Pledge Agreement, Debtor obtains possession of any certificate or instrument constituting or representing any item of Collateral, (i) Debtor shall immediately deliver or arrange for the immediate delivery of such certificate or instrument to Lender; (ii) to the extent such item represents a certificated security, Debtor shall duly endorse such certificate in blank without restriction or deliver a duly executed assignment separate from certificate (stock power) duly endorsed in blank without restriction and with all necessary transfer tax stamps affixed; and (iii) Debtor shall hold such Collateral separate and apart from Debtor’s other funds and property in trust for the benefit of the Lender until paid or delivered to the Lender.

     (c) Uncertificated Securities. If any item of Collateral is an uncertificated security, Debtor shall either (i) procure the issuance of a security certificate to represent such Collateral and endorse and deliver such certificate as required by Section 3.1(a) above; or (ii) cause the issuer thereof to register the Lender as the registered owner of such uncertificated security; or (iii) cause the issuer thereof to enter into an agreement, in form and substance reasonably satisfactory to the Lender, among the Lender, the registered owner of such security, and the issuer to the effect that the issuer will comply with instructions originated by the Lender without further consent by the registered owner; or (iv) cause the security to be credited to a securities account and execute an agreement in form reasonably acceptable to Lender to permit Lender to gain control of such asset.

     3.2 Control. If any Collateral is not capable of being delivered, Debtor shall deliver to Lender such financing statements or other instruments as are deemed necessary by Lender to enable it to perfect its security interest in such Collateral and obtain “control” or “possession” of such Collateral under applicable law.

     3.3 Pledge under Foreign Law. To the extent that the pledge of the item of Collateral is governed by the laws of a jurisdiction other than a state of the United States, Debtor shall, in lieu of compliance with the other provisions of this Section 3, enter into such agreements and documents as are reasonably necessary to accomplish the pledge of such Collateral to Lender.

     3.4 Voting. Provided that no Event of Default has occurred and is continuing, Debtor shall have the right to exercise all voting rights and other consensual rights and powers with respect to the Collateral for any purpose not inconsistent with the terms of this Pledge Agreement and the other Loan Documents; provided, however, that (a) Debtor shall not exercise any such right or power if, in Lender’s discretion, such action would have an adverse effect on the value of the Collateral or impair or otherwise adversely affect the security interest or other rights of the Lender under this Pledge Agreement; and (b) Debtor shall not be permitted to trade,

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invest, or sell the Financial Assets (as such term is defined in Division 8 of the UCC) without the prior written consent of the Lender.

4.	DISPOSITION OF COLLATERAL REVENUES.

4.1 Delivery to Debtor; No Event of Default. Provided that no Event of

Default has occurred and is continuing, the Collateral Revenues shall be retained by Debtor to the extent provided in Section 4.3 below.

     4.2 Occurrence of Event of Default. If an Event of Default has occurred and is continuing, the Lender shall have the right to hold and apply the Collateral Revenues as provided below.

     4.3 Payment of Cash Dividends and Interest. Provided that no Default or Event of Default shall have occurred and be continuing, Debtor shall be entitled to receive all cash dividends and interest payable in connection with the Collateral, and all Collateral Revenues, including without limitation the following, which are referred to as “Liquidation Dividends,” for (a) cash dividends paid or payable in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in capital of the issuer of such Collateral; and (b) cash paid, payable, or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral. If at any time and for any reason Debtor receives any Collateral Revenues other than those that Debtor is entitled to receive under this Section 4.3 or as permitted under Section 7.06(a) of the Credit Agreement, Debtor (i) shall immediately deliver such Collateral Revenues to the Lender in the original form received by Debtor; (ii) shall execute and deliver to the Lender such documents of transfer respecting such Collateral Revenues as the Lender may require, including an endorsement in blank of any certificate evidencing such Collateral Revenues; (iii) shall not commingle such Collateral Revenues with any of Debtor’s other funds or property; and (iv) shall hold such Collateral Revenues separate and apart from Debtor’s other funds and property in trust for Lender until paid or delivered to the Lender. Notwithstanding the foregoing, to the extent that the Lender holds a Foreign Subsidiary Certificate which reflects an Excess Equity Interest, Lender may receive and collect all Liquidation Dividends payable in connection with the entire Foreign Subsidiary Certificate. Lender shall refund to Debtor any Liquidation Dividends allocable to the Excess Equity Interest.

5.	COVENANTS REPRESENTATIONS AND WARRANTIES.

5.1 Debtor’s Covenants. Notwithstanding anything to the contrary contained in the other Loan Documents (and subject to Section 15.11 below), Debtor hereby covenants and agrees that during the term hereof and until all Obligations (other than contingent indemnification obligations) are fully paid and performed:

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     (a) Article 8 Opt In. No Debtor shall take any action to cause any membership interest, partnership interest, or other equity interest issued by it or any of its Subsidiaries to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not itself, and shall not cause or permit any of its Subsidiaries to, “opt in” or to take any other action seeking to establish any such membership interest, partnership interest or other equity interest as a “security” or to become certificated unless certificates evidencing such membership interest, partnership interest or other equity interest are pledged and delivered to the Lender, together with all assignments separate from certificate and other documents as the Lender shall reasonably request.

     (b) Further Assurances. Debtor shall deliver to Lender promptly or ensure that Lender promptly receives (i) all Collateral that Debtor is obligated to deliver to the Lender under Section 3.1 above; (ii) all financing statements and all other documents that Lender deems necessary or desirable to evidence the transfer and pledge of the Collateral to Lender as provided in this Pledge Agreement; (iii) such specific acknowledgments, assignments, stock or bond powers, Regulation U Statement of Purpose forms, and other documents as the Lender may request relating to the Collateral; and (iv) copies of records and other reports relating to the Collateral in such form and detail and at such times as the Lender may from time to time reasonably require.

     (c) Changes in Collateral. Debtor shall give prompt notice to Lender of any threatened or asserted dispute or claim with respect to the Collateral, which could reasonably be expected to materially and adversely affect the Collateral.

     (d) Subsidiaries. If there is a material recapitalization or restructure or acquisition of the equity interest in any Subsidiaries of Debtor, Debtor shall take such action as is necessary so that Lender shall have and retain (i) 100% of the equity interest in all Domestic Subsidiaries that are Material Subsidiaries wholly-owned by Debtor and organized under the laws of the United States or any state or jurisdiction thereof, and (ii) 65% of the equity interests of any First Tier Foreign Subsidiary.

     (e) Perfection. From time to time upon Lender’s request, Debtor (i) shall execute and deliver to Lender, and give, file or record, at Debtor’s expense, all notices and other documents that Lender deems necessary or appropriate in order for the Lender to maintain a first priority (subject to Liens (including tax liens) in favor of any Governmental Authority which pursuant to statute or law creating such Lien and other applicable law, have priority over any Lien granted under this Pledge Agreement) perfected security interest in the Collateral; and (ii) shall perform such other acts, and execute and deliver to Lender such additional assignments, agreements, instruments and other documents, as Lender may request in connection with the administration and enforcement of this Pledge Agreement or the Lender’s exercise of any or all of its rights, powers and remedies under this Pledge Agreement.

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     (f) Litigation Cooperation. Debtor, at its expense, shall appear in and defend any action or proceeding which may materially and adversely affect Debtor’s title to all or part of the Collateral or Lender’s security interest in the Collateral.

     (g) Changes. Without prior written notice to Lender, Debtor will not change its name, mailing address, or its state of incorporation.

	5.2	Debtor’s Representations. Debtor represents and warrants to Lender as follows:

		(a)	Ownership of Collateral. Debtor is the sole legal and beneficial owner of the Collateral, free and clear of all Liens, except for the security interest in favor of Lender under this Pledge Agreement and Permitted Liens (including any Permitted Liens currently existing in favor of any foreign governmental authority, which to the best of Debtor’s knowledge do not currently exist).

     (b) Status of Collateral. All of the Collateral consisting of securities has been duly and validly issued and is fully paid for and non-assessable. Except for Collateral that Debtor has previously disclosed to Lender as “restricted securities” or securities held by an “affiliate” (as such terms are defined in Rule 144 under the Securities Act of 1933, as amended), including Collateral consisting of the stock of any subsidiary of Debtor, or as may be specifically stated to the Lender in writing prior to the date of this Pledge Agreement, all of the Collateral is transferable without prior notice to, or approval or consent from, any person or governmental or regulatory authority, and there exists no condition or restriction or restrictive legend to or affecting the transfer of the Collateral.

     (c) Authority to Pledge. Debtor has full rights and authority to pledge the Collateral in the manner hereby specified; and (except for approvals which have already been obtained) no consent of any governmental body or regulatory authority is necessary for the rights created hereunder to be valid.

     (d) Continuing Warranties. Debtor’s warranties and representations set forth in this Section 5 and in any exhibit hereto shall be true and correct at the time of execution of this Pledge Agreement by Debtor and at the time Debtor requests or receives any advance under the Credit Agreement.

     (e) Subsidiaries. The assets described in Exhibit A as of the time of this Pledge Agreement are all of the issued and outstanding equity interests of the entities described therein, except with respect to any First Tier Foreign Subsidiaries in which case they are only 65% of such issued and outstanding equity interests.

(f) Warranties and Representations Cumulative. The warranties,

representations and agreements set forth herein shall be cumulative and in addition to any and all

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other warranties, representations and agreements which Debtor shall give, or cause to be given, to Lender, either now or hereafter.

     6. DUTY OF LENDER TO COOPERATE WITH READJUSTMENTS. Lender agrees to cooperate with Debtor to maintain the percentage interests set forth in 3.1(a) by adjusting the number of equity interests pledged hereunder in the event there is a recapitalization, restructure or acquisition of equity interests by Debtor relating to any of its Subsidiaries.

     7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Pledge Agreement, at the option of the Lender.

     7.1 Breach of Pledge Agreement. (i) Any representation or warranty hereunder proves to have been incorrect in any material respect when made or deemed made, (ii) Debtor breaches any provision of this Pledge Agreement which cannot be cured or (iii) the breach by Debtor of any other provision of this Pledge Agreement that remains uncured for a period of thirty (30) days.

     7.2 Breach of Other Agreements. The occurrence and continuance of an Event of Default under the Credit Agreement.

     7.3 Lien Priority. Lender shall cease to have a valid and perfected first priority (subject to Permitted Liens in favor of any Governmental Authority which pursuant to statute or law creating such Lien and other applicable law, have priority over the Lien granted in this Pledge Agreement) lien upon any material item of the Collateral purported to be covered by such security interest.

     7.4 Seizure of Assets. If all or any material item(s) of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon and such action could reasonably be expected to cause a Material Adverse Effect.

     8. LENDER’S RIGHTS AND REMEDIES ON DEFAULT. The exercise of remedies hereunder shall be made by Lender upon the terms and conditions contained herein. If an Event of Default shall have occurred and be continuing and has not been cured or waived in accordance with the terms hereof or the Credit Agreement, Lender shall have the following rights and powers and may, at Lender’s option, without notice of its election and without demand to the extent permitted by Section 8.3 of the Credit Agreement, do any one or more of the following (in addition to the rights and remedies permitted under the Credit Agreement), all of which are hereby authorized by Debtor:

8.1 UCC Rights. The Lender shall have all of the rights and remedies of a secured party under the UCC and under all other applicable laws.

8.2 Intentionally Omitted.

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8.3	Intentionally Omitted.

8.4	Assembly of Collateral. The Lender may require Debtor to assemble the

Collateral and make it available to the Lender at a place designated by the Lender.

     8.5 Possession of Collateral. Lender, without a breach of the peace, may enter any of the premises of Debtor and search for, take possession of, remove, keep or store any or all of the Collateral. If the Lender seeks to take possession of any or all of the Collateral by court process, Debtor irrevocably and unconditionally agrees that a receiver may be appointed by a court for such purpose without regard to the adequacy of the security for the Obligations.

     8.6 Foreclose on Collateral. Lender shall have the right to sell and dispose of the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory. Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely free from any right or claim of whatsoever kind. Lender is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Collateral. Upon any such sale the Lender shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold free from any claim or right of whatsoever kind of Debtor or any other Person, including any equity or right of redemption of Debtor, who, to the extent permitted by law, specifically waives any now existing or hereafter acquired rights of redemption, stay or appraisal. Lender shall give Debtor: (i) ten (10) days written notice of its intention to make any such public or private sale; or (ii) two (2) days notice of any sale at a broker’s board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being so sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. Lender shall not be obligated to make any such sale pursuant to any such notice. Lender may, without notice or publication, postpone any public or private sale or cause the same to be postponed from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so postponed. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon

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like notice. To the extent that Lender holds any Foreign Subsidiary Certificate which reflects an Excess Equity Interest, Lender may foreclose on such certificate in any manner permitted by applicable law or as specified in this Section 8 as regards any item of Collateral. Upon any sale of such Certificate, Lender will release to Debtor any consideration received in return for the sale of the Excess Equity Interest.

     8.7 Judicial Action. Lender, in its discretion, may proceed by a suit or suits at law or in equity to foreclose its security interests in the Collateral under a judgment or decree of a court or courts of competent jurisdiction. Debtor agrees that any disposition of Collateral by way of a private placement or other method which, in the opinion of the Lender, is required or advisable under federal and state securities laws is commercially reasonable.

     8.8 Collateral Revenues. Debtor’s rights, if any, to receive any Collateral Revenues shall automatically cease, and all Collateral Revenues shall be paid to the Lender. Any and all Collateral Revenues received by the Lender may be retained by the Lender as additional Collateral or, in the Lender’s discretion, may be applied toward the satisfaction of the Obligations. In such event the Lender shall have the right and power to receive, endorse and collect all checks and other orders for payment of money made payable to Debtor representing any dividend or other distribution payable or distributable in respect of any Collateral.

     8.9 Information. Without limiting the generality of this Section 8, it shall conclusively be deemed to be commercially reasonable for the Lender to direct any prospective purchaser of any or all of the Collateral to Debtor to ascertain all information concerning the status of the Collateral.

     8.10 Commercially Reasonable Actions by Lender. Debtor acknowledges that it may be impracticable or extremely difficult to effect a public sale of all or part of the Collateral by reason of certain restrictions contained in state and federal securities laws, as now or hereafter in effect. Because of such restrictions, and without limiting the generality of this Section 8, it shall conclusively be deemed to be commercially reasonable for the Lender to do any or all of the following:

     (a) To resort to one or more private sales to a single purchaser or a restricted group of purchasers who may be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof; and

     (b) To impose restrictions and conditions with respect to (i) the ability of a purchaser or bidder to bear the economic risk of an investment in the Collateral; (ii) the knowledge and experience of business and financial matters of a purchaser or bidder; (iii) the access of a purchaser or bidder to information regarding the Collateral; and (iv) such other matters as the Lender determines to be necessary or advisable to comply with any state or federal securities laws.

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     8.11 No Registration Required. Debtor acknowledges that some or all of the conditions and restrictions which may be imposed by the Lender pursuant to Section 8.10 above may result in reduced proceeds being received upon the sale of the Collateral than would otherwise have been obtained. Lender shall have no obligation to delay the sale of any or all of the Collateral for the period of time necessary to permit registration by the issuer of any securities comprising the Collateral, even if such registration would be possible under applicable state and federal securities law.

     8.12 Other Procedures. Lender’s disposition of any or all of the Collateral in any manner which differs from the procedures specified in this Section 8 shall not be deemed to be commercially unreasonable.

     8.13 Foreclosure. If the Lender has reduced its claims for breach of any of the obligations to judgment, the lien of any levy which may be made on any or all of the Collateral by virtue of any execution based upon such judgment shall relate back to the date of the Lender’s perfection of its security interest in such Collateral. A judicial sale pursuant to such execution shall constitute a foreclosure of the Lender’s security interest by judicial procedure, and the Lender may purchase at such sale and thereafter hold the Collateral free of all rights of Debtor therein.

     8.14 Discharge Claims. Lender may discharge claims, demands, liens, security interests, encumbrances and taxes affecting any or all of the Collateral and take such other actions as the Lender determines to be necessary or appropriate to protect the Collateral and the Lender’s security interest therein. Lender, without releasing Debtor or any other Person from any of the Obligations, may perform any of the Obligations in such manner and to such extent as the Lender determines to be necessary or appropriate to protect the Collateral and the Lender’s security interest therein.

     8.15 Proceeds of Sale. The proceeds of any sale or disposition of the Collateral by the Lender shall be applied in the following order of priority:

     (a) First, to all liabilities, obligations, costs, and expenses, including reasonable attorneys’ fees and costs, incurred by the Lender in exercising any of its rights or remedies under this Pledge Agreement, including the costs and expenses of retaking, holding, and selling any or all of the Collateral;

     (b) Second, to the payment of the Obligations in such order and amounts as the Lender may determine in its discretion as more fully set forth in the Credit Agreement;

     (c) Third, to (i) the satisfaction of indebtedness secured by any subordinate security interest in the Collateral if written demand therefor is received by the Lender before distribution of any such proceeds; and (ii) to the satisfaction of any subordinate

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attachment lien or execution lien pursuant to subdivision (b) of Section 701.040 of the Code of Civil Procedure if notice of the levy of attachment or execution is received by the Lender before distribution of any such proceeds. If requested by the Lender, the holder of a subordinate security interest in the Collateral shall furnish the Lender with proof of its interest in the Collateral acceptable to the Lender, and unless such holder does so, the Lender shall have no obligation to comply with such holder’s demand; and

(d) Fourth, the surplus, if any, shall be paid to Debtor.

     8.16 Voting Rights. Following not less than one (1) Business Day’s advance written notice to Debtor, Lender may exercise any or all warrants, options, conversion rights, puts, calls, voting rights, and other rights with respect to any or all of the Collateral (collectively the “Voting and Stock Rights”) in such manner and to such extent as the Lender in its discretion determines to be necessary or appropriate, and Debtor’s rights and authority to exercise the Voting and Stock Rights shall automatically terminate upon the delivery of such notice. Notwithstanding anything to the contrary contained in this Pledge Agreement, the Lender shall have no obligation to exercise any or all Voting and Stock Rights, and the Lender shall have no liability or responsibility of any kind to Debtor or any other party for the Lender’s exercise or delay or failure to exercise any or all of the Voting and Stock Rights. In connection with the Lender’s exercise of any or all of the Voting and Stock Rights, the Lender shall have the right (a) to deposit or surrender control of any or all of the Collateral to any third Person; (b) to accept other property in exchange for the Collateral; and (c) to take such other actions as the Lender in its discretion determines to be necessary or appropriate.

     9. LIABILITY FOR DEFICIENCY. Debtor shall at all times remain liable for any deficiency remaining on the Obligations, and is liable after any disposition of any or all of the Collateral and after the Lender’s application of any proceeds to the Obligations.

     10. POWER OF ATTORNEY. Debtor irrevocably (until the Obligations are paid in full and the Revolving Commitments have been terminated) appoints the Lender, with full power of substitution, as Debtor’s attorney-in-fact, coupled with an interest, with full power, in the Lender’s own name or in the name of Debtor:

     10.1 At any time after the occurrence and during the continuation of an Event of Default, to do any or all of the following:

(a) Endorse any checks, drafts, money orders, notes, and other instruments or documents representing or evidencing the Collateral;
(b)	Pay or discharge claims, demands, liens,	security	interests,
encumbrances, or taxes affecting or threatening the Collateral;
(c)	Receive payment of all Collateral Revenues;
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     (d) Commence, prosecute or defend any suit, action or proceeding relating to any or all of the Collateral;

     (e) Instruct any accountant or other third Person having custody or control of any Collateral Records to deliver such records to the Lender; and

     (f) Sell, transfer, pledge, make any agreement with respect to, or otherwise deal with the Collateral as though the Lender were the owner thereof for all purposes.

     10.2 To execute any security agreement, assignment, notice, and all other documents which the Lender, in its discretion, determines to be necessary or appropriate in order to (a) perfect or maintain the Lender’s security interest in the Collateral; (b) exercise any or all of the Lender’s rights under this Pledge Agreement; or (c) to consummate or effectuate any of the transactions contemplated by this Pledge Agreement.

     11. WAIVERS. Debtor hereby waives presentment, demand for payment, protest, notice of demand, dishonor, protest and nonpayment, and all other notices and demands in connection with the delivery, acceptance, performance, default under, and enforcement of the Obligations. Debtor waives the right to assert any statute of limitations as a defense to the enforcement of any of the Obligations to the fullest extent permitted by law.

     12. CUMULATIVE REMEDIES. The Lender’s rights and remedies under this Pledge Agreement are cumulative with and in addition to all other rights and remedies which the Lender may have in connection with the Loans. The Lender may exercise any one or more of its rights and remedies under this Pledge Agreement at the Lender’s option and in such order as the Lender may determine in its discretion. The Lender may exercise its rights under this Pledge Agreement from time to time and at such times as the Lender may determine.

     13. ACTIONS. The Lender shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which the Lender determines may affect (a) the Collateral; (b) Debtor’s or the Lender’s rights or obligations under the Loan Documents; (c) Debtor’s or the Lender’s rights under this Pledge Agreement; or (d) the Loans.

     14. INDEMNITY. Debtor agrees to defend, indemnify and hold harmless Lender, and its respective officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party related to or in connection with the transactions contemplated by this Pledge Agreement or the Collateral, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to the transactions between Lender and Debtor under this Pledge Agreement or the Collateral (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Lender’s gross negligence or willful misconduct.

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15.	GENERAL.

15.1 Taxes and Other Expenses Regarding the Collateral. If Debtor fails to pay promptly when due to any person or entity monies which Debtor is required to pay by reason of any provision in this Pledge Agreement, Lender may, but need not, pay the same and charge Debtor’s account therefor, and Debtor shall promptly reimburse Lender therefor. Any payments made by Lender shall not constitute: (a) an agreement by Lender to make similar payments in the future, or (b) a waiver by Lender of any default under this Pledge Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     15.2 Notices. Any notice, demand or request required hereunder shall be made in the manner set forth in the Credit Agreement.

     15.3 Release of Collateral. Lender shall promptly file UCC termination statements and any other instruments, return original share certificates and take such further actions as may be necessary upon any Disposition by Debtor of any items or item of Collateral, to the extent such Disposition is permitted under the Credit Agreement.

     15.4 Termination. At such time as Debtor shall completely satisfy all of the Obligations (other than contingent indemnification obligations) secured hereunder, this Pledge Agreement shall terminate and Lender shall execute and deliver to Debtor all instruments as may be necessary or proper to reinvest in Debtor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     15.5 Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     15.6 Amendment. This Pledge Agreement may be modified only by a written agreement signed by Debtor and the Lender.

     15.7 Agreement Binding; Assignment. This Pledge Agreement shall be binding and deemed effective when executed by Debtor and Lender. This Pledge Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Debtor may not assign this Pledge Agreement, or any rights hereunder without Lender’s prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Debtor from its obligations to Lender. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender’s rights and benefits hereunder to the extent and in the manner provided for in Section 9.04 of the Credit Agreement. In connection therewith, Lender may disclose all documents and information that Lender now has or hereafter may have relating to

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Debtor or Debtor’s business subject to the confidentiality requirements set forth in Section 9.18 of the Credit Agreement.

	15.8	Time of Essence. Time is of the essence of each provision of the Loan
Documents.

	15.9	Article and Section Headings. Article and section headings and article and section numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each article and section applies equally to this entire Pledge Agreement.

     15.10 Construction. Neither this Pledge Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Debtor, whether under any rule of construction or otherwise. On the contrary, this Pledge Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     15.11 Conflict or Credit Agreement Modifications. To the extent that there is an explicit conflict between the terms of the Credit Agreement and this Pledge Agreement, the terms of the Credit Agreement shall control. Any future changes or modifications to the Credit Agreement, shall apply to and modify this Pledge Agreement, to the extent that such change or modification would reasonably be construed to apply, to this Pledge Agreement.

     15.12 Performance of Covenants. Debtor shall perform all of its covenants under this Pledge Agreement at its sole cost and expense.

     15.13 Term. This Pledge Agreement shall continue in full force and effect as long as any of the Obligations are outstanding or until terminated by written agreement of the Lender.

     15.14 Severability. Each provision of this Pledge Agreement shall be severable from every other provision of this Pledge Agreement for the purpose of determining the legal enforceability of specific provision. Without limiting the generality of the preceding sentence, if the Lender’s security interest in any part of the Collateral is held to be unlawful, void, voidable or unenforceable for any reason, such defect shall in no way affect the validity or enforceability of the remaining terms and conditions of this Pledge Agreement.

     15.15 No Third Party Beneficiaries. The Loan Documents are entered into for the sole protection and benefit of Lender and Debtor, as applicable, and their respective permitted successors and assigns. No other Person shall have any rights or causes of action under the Loan Documents.

Credit Agreement

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Form of Stock Pledge Agreement

     15.16 Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together shall constitute the same instrument.

     15.17 No Waiver By Lender. No waiver by the Lender or any of its rights or remedies in connection with the Obligations or any of the terms and conditions of the Loan Documents shall be effective unless such waiver is in writing and signed by the Lender.

     15.19 Choice of Law. The validity of this Pledge Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under, governed by and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Pledge Agreement shall be tried and litigated only in the state courts or federal courts located in the city and county of San Francisco, California.

     16. AMENDMENT. This Pledge Agreement may be modified only by a written agreement signed by Debtor and Lender.

     17. ADDITIONAL WAIVERS OF DEBTOR. Notwithstanding the rights given to Debtor pursuant to California Civil Code Sections 1479 and 2822 (and any amendments or successors thereto), to designate how payments will be applied, Debtor irrevocably waives such rights, and the Lender shall have the right in its discretion to determine the order and method of the application of payments received from Debtor or from the sale or disposition of the Collateral and to revise such application prospectively or retroactively at its discretion (notwithstanding any entry by the Lender on its books). Debtor waives any right to require the Lender (a) to proceed against any Person; (b) to exhaust any Collateral; or (c) to pursue any remedy in the Lender’s power in any order or whatsoever.

     18. ENTIRE AGREEMENT. The Loan Documents contain the entire agreement between the Lender and Debtor concerning the subject matter of the Loan Documents and supersede all prior and contemporaneous agreements, statements, understandings, terms, conditions, representations and warranties, whether oral or written, made by the Lender or Debtor concerning the Loans.

[Signature page follows]

Credit Agreement

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Form of Stock Pledge Agreement

     All terms and conditions set forth in the Exhibits and any Addendum(s) attached to this Pledge Agreement are incorporated by this reference.

IDENTIVE GROUP, INC., a Delaware	HIRSCH ELECTRONICS LLC, a Delaware
company, as a Debtor	limited liability company, as a Debtor

By: /s/ Brian Nelson	By: /s/ Brian Nelson
Name: Brian Nelson	Name: Brian Nelson
Its: Chief Financial Officer	Its: Chief Financial Officer
IDONDEMAND, INC., a Delaware
corporation, as a Debtor

By: /s/ Brian Nelson
Name: Brian Nelson
Its: Chief Financial Officer

OPUS BANK, as Lender

By: /s/ Kevin McBride Name: Kevin P. McBride Its: Managing Director

Credit Agreement

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Form of Stock Pledge Agreement

EXHIBIT I

INTELLECTUAL PROPERTY SECURITY AGREEMENT

     THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of March 31, 2014, is made by IDENTIVE GROUP, INC., a Delaware corporation (the “Company”), HIRSCH ELECTRONICS LLC, a Delaware limited liability company (“Hirsch”), IDONDEMAND, INC., a Delaware corporation (“ID” and, together with the Company and Hirsch, collectively herein referred to as “Grantor” or “Debtor”), in favor of OPUS BANK, a California Commercial Bank (“Opus" or “Lender") as Lender under that certain Credit Agreement dated as of the date hereof between Debtor and Lender (as amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     WHEREAS, as a condition precedent to the making of Loans by the Lender, Grantor has executed and delivered that certain General Security Agreement dated as of the date hereof between the Grantor and the Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

     WHEREAS, under the terms of the Security Agreement, the Grantor has granted a security interest in, among other property, certain intellectual property of the Grantor to the Lender, and has agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

     SECTION 1. Grant of Security. Grantor hereby grants to the Lender a security interest in and to all of Grantor’s right, title and interest in and to the following (the “Collateral”):

     (i) the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement, an “IP Security Agreement Supplement”), executed and delivered by Grantor to the Lender from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

     (ii) the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by Grantor to the Lender from time to time) (the “Trademarks”);

     (iii) the copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by Grantor to the Lender from time to time) (the “Copyrights”);

     (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(v) any and all proceeds of the foregoing.

Notwithstanding the foregoing, however, the Collateral shall not include any intent-to-use trademarks, prior to the filing of a “Statement of Use” with respect thereto if and solely to the extent that (and so long as) any such intent-to-use trademark application would be rendered void by the attachment or creation of a security interest in the right, title or interest of such Grantor therein).

     SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by Grantor under this IP Security Agreement secures the payment of the Obligations (as defined in the Security Agreement) of Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest that accrues after the commencement of bankruptcy), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

     SECTION 3. Recordation. Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

     SECTION 4. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Lender with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

     SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the law of the State of California.

     IN WITNESS WHEREOF, Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address for Notices:	IDENTIVE GROUP, INC., a Delaware
corporation, as a Debtor
1900 - B Carnegie Avenue
Santa Ana, CA 92705
Attn: Brian Nelson	By: /s/ Brian Nelson
Name: Brian Nelson
Its: Chief Financial Officer
Address for Notices:	HIRSCH ELECTRONICS LLC, a Delaware
limited liability company, as a Debtor
1900 - B Carnegie Avenue
Santa Ana, CA 92705
Attn: Brian Nelson	By: /s/ Brian Nelson
Name: Brian Nelson
Its: Chief Financial Officer
Address for Notices:	IDONDEMAND, INC., a Delaware corporation,
as a Debtor
1900 - B Carnegie Avenue
Santa Ana, CA 92705
Attn: Brian Nelson	By: /s/ Brian Nelson
Name: Brian Nelson
Its: Chief Financial Officer

     IN WITNESS WHEREOF, the Lender has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

OPUS BANK, as Lender

By: /s/ Kevin McBride Name: Kevin P. McBride Its: Managing Director

Address for Notices:

19900 MacArthur Boulevard 12th Floor Irvine, California 92612 Attn: Credit Administration